[PICTURE]

PROSPECTUSES

THIS BROCHURE CONTAINS TWO PROSPECTUSES:

PACIFIC INNOVATIONS VARIABLE ANNUITY
DATED MAY 1, 2000 AS RESTATED AND SUPPLEMENTED
APRIL 2, 2001

PACIFIC SELECT FUND
DATED MAY 1, 2000 AS RESTATED AND SUPPLEMENTED
JANUARY 2, 2001


     [PACIFIC LIFE LOGO]

PACIFIC LIFE INSURANCE COMPANY

PACIFIC INNOVATIONS

PROSPECTUS May 1, 2000 as restated and supplemented April 2, 2001

Pacific Innovations is an INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT issued by Pacific Life Insurance Company.

This Prospectus provides information you should know before buying a Contract. It's accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here's a list of all the Investment Options available under your Contract:

VARIABLE INVESTMENT OPTIONS

Blue Chip
Aggressive Growth
Aggressive Equity
Emerging Markets
Diversified Research
Small-Cap Equity
International Large-Cap
Equity
I-Net Tollkeeper-SM-
Financial Services
Health Sciences
Technology
Telecommunications
Multi-Strategy
Equity Income
Strategic Value
Growth LT
Focused 30
Mid-Cap Value
International Value
Capital Opportunities
Mid-Cap Growth
Global Growth
Equity Index
Small-Cap Index
REIT
Government Securities
Managed Bond
Money Market
High Yield Bond
Large-Cap Value

FIXED OPTION
Fixed

You'll find more information about the Contract and Separate Account A in the SAI dated May 1, 2000 as restated and supplemented April 2, 2001. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find a table of contents for the SAI on page 50 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC's website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

[SIDENOTE]
This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we're not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It's a criminal offense to say otherwise.

THIS CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. IT'S NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN A CONTRACT INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC INNOVATIONS                                             3
--------------------------------------------------------------------------------
YOUR INVESTMENT OPTIONS                                                       11
Your Variable Investment Options                                              11
Variable Investment Option Performance                                        13
Your Fixed Option                                                             13
--------------------------------------------------------------------------------
PURCHASING YOUR CONTRACT                                                      13
How to Apply for Your Contract                                                13
Purchasing a Death Benefit Rider (Optional)                                   14
Making Your Investments ("Purchase Payments")                                 14
--------------------------------------------------------------------------------
HOW YOUR INVESTMENTS ARE ALLOCATED                                            14
Choosing Your Investment Options                                              14
Investing in Variable Investment Options                                      15
When Your Investment is Effective                                             15
Transfers                                                                     15
--------------------------------------------------------------------------------
CHARGES, FEES AND DEDUCTIONS                                                  16
Withdrawal Charge                                                             16
Premium Taxes                                                                 18
Annual Fee                                                                    19
Waivers and Reduced Charges                                                   19
Mortality and Expense Risk Charge                                             19
Administrative Fee                                                            20
Expenses of the Fund                                                          20
--------------------------------------------------------------------------------
RETIREMENT BENEFITS AND OTHER PAYOUTS                                         20
Selecting Your Annuitant                                                      20
Annuitization                                                                 20
Choosing Your Annuity Date ("Annuity Start Date")                             21
Default Annuity Date and Options                                              22
Choosing Your Annuity Option                                                  22
Your Annuity Payments                                                         24
Death Benefits                                                                24
--------------------------------------------------------------------------------
WITHDRAWALS                                                                   28
Optional Withdrawals                                                          28
Tax Consequences of Withdrawals                                               30
Right to Cancel ("Free Look")                                                 30

PACIFIC LIFE AND THE SEPARATE ACCOUNT                                         30
Pacific Life                                                                  30
Separate Account A                                                            31
Financial Highlights                                                          32
--------------------------------------------------------------------------------
FEDERAL TAX STATUS                                                            34
Taxes Payable by Contract Owners: General Rules                               34
Qualified Contracts                                                           35
Loans                                                                         37
Withholding                                                                   40
Impact of Federal Income Taxes                                                40
Taxes on Pacific Life                                                         40
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION                                                        41
Voting Rights                                                                 41
Changes to Your Contract                                                      41
Changes to All Contracts                                                      42
Inquiries and Submitting Forms and Requests                                   43
Telephone and Electronic Transactions                                         44
Electronic Delivery Authorization                                             44
Timing of Payments and Transactions                                           44
Confirmations, Statements and Other Reports
   to Contract Owners                                                         45
Replacement of Life Insurance or Annuities                                    45
Financial Statements                                                          45
--------------------------------------------------------------------------------
THE GENERAL ACCOUNT                                                           45
General Information                                                           45
Guarantee Terms                                                               46
Withdrawals and Transfers                                                     46
--------------------------------------------------------------------------------
TERMS USED IN THIS PROSPECTUS                                                 47
--------------------------------------------------------------------------------
CONTENTS OF THE STATEMENT OF ADDITIONAL
   INFORMATION                                                                49
--------------------------------------------------------------------------------
APPENDIX A: STATE LAW VARIATIONS                                              50
--------------------------------------------------------------------------------
WHERE TO GO FOR MORE INFORMATION                                      BACK COVER

AN OVERVIEW OF PACIFIC INNOVATIONS

This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

In this Prospectus, YOU and YOUR mean the Contract Owner or Policyholder. PACIFIC LIFE, WE, US and OUR refer to Pacific Life Insurance Company. CONTRACT means a Pacific Innovations variable annuity contract, unless we state otherwise.


PACIFIC INNOVATIONS BASICS

Pacific Innovations is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with "after-tax" dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Innovations is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make investments ("Purchase Payments") and how much you add each time.

YOUR RIGHT TO CANCEL ("FREE LOOK")
During the Free Look period, you have the right to cancel your Contract and return it to us or to your registered representative for a refund. The amount refunded may be more or less than the investments you've made, depending on the state where you signed your application and the kind of Contract you buy.

[SIDENOTE]
An annuity contract may be appropriate if you're looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract's investment and income benefits, as well as its costs.

AN OVERVIEW OF PACIFIC INNOVATIONS


THE ACCUMULATION PHASE

During the accumulation phase, you can put money in your Contract by making investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal. The accumulation phase begins on your Contract Date and continues until your Annuity Date.

INVESTMENTS ("PURCHASE PAYMENTS")
Your initial investment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional investment must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We call your investments "Purchase Payments" in your contract.

INVESTMENT OPTIONS
You can choose from 31 Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We're the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund's Portfolios and manage two of the Portfolios directly. We've retained other portfolio managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose the Fixed Option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

TRANSFERRING AMONG INVESTMENT OPTIONS
You can transfer among Investment Options any time until your Annuity Date without paying any current income tax. You can also make automatic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Option.

WITHDRAWALS
You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw investments that are less than four years old. Some restrictions apply to making withdrawals from the Fixed Option.

In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

[SIDENOTE]
The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance.

You'll find more about the Investment Options starting on page 11.

You'll find more about transfers starting on page 15.

You'll find more about withdrawals starting on page 29.

THE INCOME PHASE

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can ANNUITIZE your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your DESIGNATED PAYEE.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

THE DEATH BENEFIT

The Contract provides a death benefit if the first Owner or last surviving Annuitant dies during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

OPTIONAL RIDERS
The Stepped-Up Death Benefit Rider (SDBR) and Premier Death Benefit Rider (PDBR) offer the potential for a larger death benefit. You can only buy one of the riders and you can only buy it when you buy your Contract. You cannot buy both riders and you cannot buy a rider after you buy your Contract.

[SIDENOTE]
You'll find more about annuitization starting on page 20.

You'll find more about the death benefit starting on page 24.

These riders are not available in all states. Ask your registered representative about the current availability status in your state of delivery.

AN OVERVIEW OF PACIFIC INNOVATIONS


This section of the overview explains the fees and expenses associated with your Pacific Innovations Contract.

- CONTRACT EXPENSES are expenses that we deduct from your Contract. These expenses are fixed under the terms of your Contract. Premium taxes or other taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there may be other times when we charge them to your Contract instead. Please see your Contract for details.

- SEPARATE ACCOUNT A ANNUAL EXPENSES are expenses that we deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

- PACIFIC SELECT FUND ANNUAL EXPENSES affect you indirectly if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

CONTRACT EXPENSES

Sales charge on Purchase Payments                                        none
Maximum withdrawal charge, as a percentage of Purchase Payments          9.0%(1)
Withdrawal transaction fee (currently waived)                            $15(2)
Transfer fee (currently waived)                                          $15(3)
Annual Fee                                                               $30(4)

SEPARATE ACCOUNT A ANNUAL EXPENSES
(as a percentage of the average daily Account Value)

                                           WITHOUT       WITH STEPPED-UP         WITH PREMIER
                                           RIDER         DEATH BENEFIT RIDER     DEATH BENEFIT RIDER
Mortality and Expense Risk Charge(5)        1.25%              1.25%                     1.25%
Administrative Fee(5)                       0.15%              0.15%                     0.15%
Death Benefit Rider Charge(6)               none               0.20%                     0.35%
                                            ----               ----                      ----
Total Separate Account A Annual
Expenses                                    1.40%              1.60%                     1.75%
                                            ====               ====                      ====


1 The withdrawal charge may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

2 In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - OPTIONAL WITHDRAWALS.

3 In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See HOW YOUR PAYMENTS ARE ALLOCATED - TRANSFERS.

4 We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

5 This is an annual rate. The daily rate is calculated by dividing the annual rate by 365.

6 If you buy the Stepped-Up Death Benefit Rider or the Premier Death Benefit Rider (which is subject to state availability), we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. See CHARGES, FEES AND DEDUCTIONS.

[SIDENOTE]
For information about how Separate Account A and Fund expenses affect accumulation units, see Financial Highlights on page 33.

PACIFIC SELECT FUND ANNUAL EXPENSES

The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund's Portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Contract. If you choose a Variable Investment Option, these fees and expenses affect you because they reduce Portfolio returns.

ADVISORY FEE

Pacific Life is the investment adviser to the Fund. The Fund pays an advisory fee to us for these services. The table below shows the advisory fee as an annual percentage of each Portfolio's average daily net assets.

OTHER EXPENSES

The table below shows the advisory fee and other Fund expenses as an annual percentage of each Portfolio's average daily net assets for the year 2000. To help limit Fund expenses, effective July 1, 2000 we contractually agreed to waive all or part of our investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap. For each Portfolio, our right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap and, except for Portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that we will continue to cap expenses after December 31, 2001. In 2000, Pacific Life reimbursed approximately $14,627 to the I-Net Tollkeeper Portfolio, $36,874 to the Strategic Value Portfolio, $34,687 to the Focused 30 Portfolio and $28,882 to the Small-Cap Index Portfolio.

------------------------------------------------------------------------------------------------------------
                                      ADVISORY   OTHER      12b-1      TOTAL      LESS ADVISER'S   TOTAL NET
PORTFOLIO                             FEE        EXPENSES   AMOUNTS+   EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------------------------------------------------------------------------------
                                          AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS
Blue Chip(1)                              0.95       0.06       --         1.01             --          1.01
Aggressive Growth(1)                      1.00       0.06       --         1.06             --          1.06
Aggressive Equity(2)                      0.80       0.04       0.02       0.86             --          0.86
Emerging Markets(2)                       1.10       0.20       --         1.30             --          1.30
Diversified Research(2)                   0.90       0.08       0.01       0.99             --          0.99
Small-Cap Equity(2)                       0.65       0.05       --         0.70             --          0.70
International Large-Cap(2)                1.05       0.13       --         1.18             --          1.18
Equity                                    0.65       0.04       --         0.69             --          0.69
I-Net Tollkeeper(2)                       1.50       0.13       --         1.63            (0.02)       1.61
Financial Services(1)                     1.10       0.15       --         1.25            (0.05)       1.20
Health Sciences(1)                        1.10       0.11       --         1.21            (0.01)       1.20
Technology(1)                             1.10       0.08       --         1.18             --          1.18
Telecommunications(1)                     1.10       0.08       --         1.18             --          1.18
Multi-Strategy                            0.65       0.04       --         0.69             --          0.69
Equity Income(2)                          0.65       0.04       0.01       0.70             --          0.70
Strategic Value                           0.95       0.51       --         1.46            (0.41)       1.05
Growth LT                                 0.75       0.04       --         0.79             --          0.79
Focused 30                                0.95       0.43       --         1.38            (0.33)       1.05
Mid-Cap Value(2)                          0.85       0.04       0.12       1.01             --          1.01
International Value                       0.85       0.11       --         0.96             --          0.96
Capital Opportunities(1)                  0.80       0.06       --         0.86             --          0.86
Mid-Cap Growth(1)                         0.90       0.06       --         0.96             --          0.96
Global Growth(1)                          1.10       0.19       --         1.29             --          1.29
Equity Index                              0.25       0.04       --         0.29             --          0.29
Small-Cap Index(2)                        0.50       0.13       --         0.63            (0.02)       0.61
REIT                                      1.10       0.05       --         1.15             --          1.15
Government Securities(2)                  0.60       0.05       --         0.65             --          0.65
Managed Bond(2)                           0.60       0.05       --         0.65             --          0.65
Money Market                              0.34       0.04       --         0.38             --          0.38
High Yield Bond                           0.60       0.04       --         0.64             --          0.64
Large-Cap Value(2)                        0.85       0.05       0.06       0.96             --          0.96
------------------------------------------------------------------------------------------------------------

1 Expenses are estimated. There were no actual advisory fees or expenses for these Portfolios in 2000 because the Portfolios started after December 31, 2000.

2 Total adjusted net expenses for these Portfolios, after deduction of an offset for custodian credits and the 12b-1 recapture were: 0.84% for Aggressive Equity Portfolio. 1.29% for Emerging Markets Portfolio, 0.98% for Diversified Research Portfolio, 0.69% for Small-Cap Equity Portfolio, 1.17% for International Large-Cap Portfolio, 1.60% for I-Net Tollkeeper Portfolio, 0.69% for Equity Income Portfolio, 0.89% for Mid-Cap Value Portfolio, 0.60% for Small-Cap Index Portfolio, 0.62% for Government Securities Portfolio, 0.64% for Managed Bond Portfolio, and 0.90% for Large-Cap Value Portfolio.

+ The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a Portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote the market Fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

[SIDENOTE]
You'll find more about the Pacific Select Fund starting on page 11, and in the Fund's Prospectus, which accompanies this Prospectus.

EXAMPLES

The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

These examples assume the following:

-    the Contract Value starts at $65,000

-    the Investment Options have an annual return of 5%

- the Annual Fee is deducted even when the Contract Value goes over $50,000 and a waiver would normally apply.

- Our current program to reimburse to Pacific Select Fund Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

WITHOUT RIDER reflects the expenses you would pay if you did not buy the optional Stepped-Up Death Benefit Rider (SDBR) or Premier Death Benefit Rider
(PDBR).

WITH SDBR reflects the expenses you would pay if you bought the optional Stepped-Up Death Benefit Rider.

WITH PDBR reflects expenses you would pay if you bought the optional Premier Death Benefit Rider.

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES IN ANY YEAR MAY BE MORE OR LESS THAN THOSE SHOWN HERE.

-------------------------------------------------------------------------------------------
                                                                     EXPENSES IF YOU DID
                                                                     NOT ANNUITIZE OR
                   EXPENSES IF YOU          EXPENSES IF YOU          SURRENDER, BUT LEFT
                   ANNUITIZED               SURRENDERED              THE MONEY IN YOUR
                   YOUR CONTRACT ($)        YOUR CONTRACT ($)        CONTRACT ($)
-------------------------------------------------------------------------------------------
VARIABLE ACCOUNT   1 yr  3 yr  5 yr  10 yr  1 yr  3 yr  5 yr  10 yr  1 yr  3 yr  5 yr  10yr
-------------------------------------------------------------------------------------------
  BLUE CHIP
  without Rider    106    76   131    278   106   148   131    278    25    76   131    278
  with SDBR        108    82   141    298   108   154   141    298    27    82   141    298
  with PDBR        109    87   148    312   109   159   148    312    28    87   148    312
-------------------------------------------------------------------------------------------
  AGGRESSIVE GROWTH
  without Rider    106    78   133    283   106   150   133    283    25    78   133    283
  with SDBR        108    84   143    303   108   156   143    303    27    84   143    303
  with PDBR        110    88   150    317   110   160   150    317    29    88   150    317
-------------------------------------------------------------------------------------------
  AGGRESSIVE EQUITY
  without Rider    104    71   122    261   104   143   122    261    23    71   122    261
  with SDBR        106    77   132    281   106   149   132    281    25    77   132    281
  with PDBR        108    82   140    296   108   154   140    296    27    82   140    296
-------------------------------------------------------------------------------------------
  EMERGING MARKETS
  without Rider    109    85   144    306   109   157   144    306    28    85   144    306
  with SDBR        111    91   154    325   111   163   154    325    30    91   154    325
  with PDBR        112    95   162    339   112   167   162    339    31    95   162    339
-------------------------------------------------------------------------------------------
  DIVERSIFIED RESEARCH
  without Rider    106    76   129    275   106   148   129    275    25    76   129    275
  with SDBR        108    82   139    295   108   154   139    295    27    82   139    295
  with PDBR        109    86   146    310   109   158   146    310    28    86   146    310
-------------------------------------------------------------------------------------------
  SMALL-CAP EQUITY
  without Rider    103    67   114    246   103   139   114    246    22    67   114    246
  with SDBR        105    73   125    266   105   145   125    266    24    73   125    266
  with PDBR        106    77   132    281   106   149   132    281    25    77   132    281
-------------------------------------------------------------------------------------------
  INTERNATIONAL LARGE-CAP
  without Rider    107    81   139    294   107   153   139    294    26    81   139    294
  with SDBR        109    87   148    313   109   159   148    313    28    87   148    313
  with PDBR        111    92   156    328   111   164   156    328    30    92   156    328
-------------------------------------------------------------------------------------------

8

-------------------------------------------------------------------------------------------
                                                                     EXPENSES IF YOU DID
                                                                     NOT ANNUITIZE OR
                   EXPENSES IF YOU          EXPENSES IF YOU          SURRENDER, BUT LEFT
                   ANNUITIZED               SURRENDERED              THE MONEY IN YOUR
                   YOUR CONTRACT ($)        YOUR CONTRACT ($)        CONTRACT ($)
-------------------------------------------------------------------------------------------
VARIABLE ACCOUNT   1 yr  3 yr  5 yr  10 yr  1 yr  3 yr  5 yr  10 yr  1 yr  3 yr  5 yr  10yr
-------------------------------------------------------------------------------------------
  EQUITY
  without Rider    103    67   114    246   103   139   114    246    22    67   114    246
  with SDBR        105    73   125    266   105   145   125    266    24    73   125    266
  with PDBR        106    77   132    281   106   149   132    281    25    77   132    281
-------------------------------------------------------------------------------------------
  I-NET TOLLKEEPER
  without Rider    112    94   160    335   112   166   160    335    31    94   160    335
  with SDBR        114   100   169    354   114   172   169    354    33   100   169    354
  with PDBR        115   104   176    367   115   176   176    367    34   104   176    367
-------------------------------------------------------------------------------------------
  FINANCIAL SERVICES
  without Rider    108    82   140    297   108   154   140    297    27    82   140    297
  with SDBR        110    88   150    316   110   160   150    316    29    88   150    316
  with PDBR        111    93   157    330   111   165   157    330    30    93   157    330
-------------------------------------------------------------------------------------------
  HEALTH SCIENCES
  without Rider    108    82   140    297   108   154   140    297    27    82   140    297
  with SDBR        110    88   150    316   110   160   150    316    29    88   150    316
  with PDBR        111    93   157    330   111   165   157    330    30    93   157    330
-------------------------------------------------------------------------------------------
  TECHNOLOGY
  without Rider    108    82   139    295   108   154   139    295    27    82   139    295
  with SDBR        110    87   149    314   110   159   149    314    29    87   149    314
  with PDBR        111    92   156    329   111   164   156    329    30    92   156    329
-------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS
  without Rider    108    82   139    295   108   154   139    295    27    82   139    295
  with SDBR        110    87   149    314   110   159   149    314    29    87   149    314
  with PDBR        111    92   156    329   111   164   156    329    30    92   156    329
-------------------------------------------------------------------------------------------
  MULTI-STRATEGY
  without Rider    103    67   114    246   103   139   114    246    22    67   114    246
  with SDBR        105    73   125    266   105   145   125    266    24    73   125    266
  with PDBR        106    77   132    281   106   149   132    281    25    77   132    281
-------------------------------------------------------------------------------------------
  EQUITY INCOME
  without Rider    103    67   114    246   103   139   114    246    22    67   114    246
  with SDBR        105    73   125    266   105   145   125    266    24    73   125    266
  with PDBR        106    77   132    281   106   149   132    281    25    77   132    281
-------------------------------------------------------------------------------------------
  STRATEGIC VALUE
  without Rider    106    78   133    282   106   150   133    282    25    78   133    282
  with SDBR        108    84   143    302   108   156   143    302    27    84   143    302
  with PDBR        110    88   150    316   110   160   150    316    29    88   150    316
-------------------------------------------------------------------------------------------
  GROWTH LT
  without Rider    104    70   120    256   104   142   120    256    23    70   120    256
  with SDBR        106    76   130    276   106   148   130    276    25    76   130    276
  with PDBR        107    80   137    291   107   152   137    291    26    80   137    291
-------------------------------------------------------------------------------------------
  FOCUSED 30
  without Rider    106    78   133    282   106   150   133    282    25    78   133    282
  with SDBR        108    84   143    302   108   156   143    302    27    84   143    302
  with PDBR        110    88   150    316   110   160   150    316    29    88   150    316
-------------------------------------------------------------------------------------------
  MID-CAP VALUE
  without Rider    105    73   125    266   105   145   125    266    24    73   125    266
  with SDBR        107    79   135    286   107   151   135    286    26    79   135    286
  with PDBR        108    83   142    301   108   155   142    301    27    83   142    301
-------------------------------------------------------------------------------------------
  INTERNATIONAL VALUE
  without Rider    105    75   128    273   105   147   128    273    24    75   128    273
  with SDBR        107    81   138    293   107   153   138    293    26    81   138    293
  with PDBR        109    85   145    308   109   157   145    308    28    85   145    308
-------------------------------------------------------------------------------------------
  CAPITAL OPPORTUNITIES
  without Rider    104    72   123    263   104   144   123    263    23    72   123    263
  with SDBR        106    78   133    283   106   150   133    283    25    78   133    283
  with PDBR        108    82   141    298   108   154   141    298    27    82   141    298
-------------------------------------------------------------------------------------------

                                                                               9

AN OVERVIEW OF PACIFIC INNOVATIONS

-------------------------------------------------------------------------------------------
                                                                     EXPENSES IF YOU DID
                                                                     NOT ANNUITIZE OR
                   EXPENSES IF YOU          EXPENSES IF YOU          SURRENDER, BUT LEFT
                   ANNUITIZED               SURRENDERED              THE MONEY IN YOUR
                   YOUR CONTRACT ($)        YOUR CONTRACT ($)        CONTRACT ($)
-------------------------------------------------------------------------------------------
VARIABLE ACCOUNT   1 yr  3 yr  5 yr  10 yr  1 yr  3 yr  5 yr  10 yr  1 yr  3 yr  5 yr  10yr
-------------------------------------------------------------------------------------------
  MID-CAP GROWTH
  without Rider    105    75   128    273   105   147   128    273    24    75   128    273
  with SDBR        107    81   138    293   107   153   138    293    26    81   138    293
  with PDBR        109    85   145    308   109   157   145    308    28    85   145    308
-------------------------------------------------------------------------------------------
  GLOBAL GROWTH
  without Rider    109    85   144    306   109   157   144    306    28    85   144    306
  with SDBR        111    91   154    325   111   163   154    325    30    91   154    325
  with PDBR        112    95   162    339   112   167   162    339    31    95   162    339
-------------------------------------------------------------------------------------------
  EQUITY INDEX
  without Rider     99    55    94    204    99   127    94    204    18    55    94    204
  with SDBR        101    61   104    225   101   133   104    225    20    61   104    225
  with PDBR        102    65   112    241   102   137   112    241    21    65   112    241
-------------------------------------------------------------------------------------------
  SMALL-CAP INDEX
  without Rider    102    64   110    236   102   136   110    236    21    64   110    236
  with SDBR        104    70   120    257   104   142   120    257    23    70   120    257
  with PDBR        105    75   128    272   105   147   128    272    24    75   128    272
-------------------------------------------------------------------------------------------
  REIT
  without Rider    107    81   138    292   107   153   138    292    26    81   138    292
  with SDBR        109    87   147    311   109   159   147    311    28    87   147    311
  with PDBR        111    91   155    326   111   163   155    326    30    91   155    326
-------------------------------------------------------------------------------------------
  GOVERNMENT SECURITIES
  without Rider    102    65   111    239   102   137   111    239    21    65   111    239
  with SDBR        104    71   121    259   104   143   121    259    23    71   121    259
  with PDBR        105    75   129    274   105   147   129    274    24    75   129    274
-------------------------------------------------------------------------------------------
  MANAGED BOND
  without Rider    102    65   112    241   102   137   112    241    21    65   112    241
  with SDBR        104    71   122    261   104   143   122    261    23    71   122    261
  with PDBR        106    76   130    276   106   148   130    276    25    76   130    276
-------------------------------------------------------------------------------------------
  MONEY MARKET
  without Rider    100    57    99    213   100   129    99    213    19    57    99    213
  with SDBR        102    63   109    234   102   135   109    234    21    63   109    234
  with PDBR        103    68   116    250   103   140   116    250    22    68   116    250
-------------------------------------------------------------------------------------------
  HIGH YIELD BOND
  without Rider    102    65   112    241   102   137   112    241    21    65   112    241
  with SDBR        104    71   122    261   104   143   122    261    23    71   122    261
  with PDBR        106    76   130    276   106   148   130    276    25    76   130    276
-------------------------------------------------------------------------------------------
  LARGE-CAP VALUE
  without Rider    105    73   125    267   105   145   125    267    24    73   125    267
  with SDBR        107    79   135    287   107   151   135    287    26    79   135    287
  with PDBR        108    84   143    302   108   156   143    302    27    84   143    302
-------------------------------------------------------------------------------------------

The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS, WITHDRAWALS, and PACIFIC SELECT FUND ANNUAL EXPENSES in this Prospectus and see the Fund's SAI.

                             YOUR INVESTMENT OPTIONS

  You may choose among the different Variable Investment Options and the Fixed Option.

  YOUR VARIABLE INVESTMENT OPTIONS

  Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. THIS CHART IS ONLY A SUMMARY. FOR MORE COMPLETE INFORMATION ON EACH PORTFOLIO, INCLUDING A DISCUSSION OF THE PORTFOLIO'S INVESTMENT TECHNIQUES AND THE RISKS ASSOCIATED WITH ITS INVESTMENTS, SEE THE ACCOMPANYING FUND PROSPECTUS. NO ASSURANCE CAN BE GIVEN THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

------------------------------------------------------------------------------------------------------------------------------------
                   THE PORTFOLIO'S                                  THE PORTFOLIO'S                           PORTFOLIO
  PORTFOLIO        INVESTMENT GOAL                                  MAIN INVESTMENTS                          MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip          Long-term growth of capital. Current income      Equity securities of "blue-chip"          AIM
                   is of secondary importance.                      companies -- typically large companies
                                                                    that are well established in their
                                                                    respective industries.
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth  Long-term growth of capital.                     Equity securities of small- and           AIM
                                                                    medium-sized growth companies.
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity  Capital appreciation.                            Equity securities of small                Alliance Capital
                                                                    emerging-growth companies and             Management L.P.
                                                                    medium-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets   Long-term growth of capital.                     Equity securities of companies that are   Alliance Capital
                                                                    located in countries generally regarded   Management L.P.
                                                                    as "emerging market" countries.
------------------------------------------------------------------------------------------------------------------------------------


Diversified        Long-term growth of capital.                     Equity securities of U.S. companies and   Capital Guardian Trust
    Research                                                        securities whose principal markets are    Company
                                                                    in the U.S.

------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity   Growth of capital                                Equity securities of smaller and          Capital Guardian Trust
                                                                    medium-sized companies.                   Company
------------------------------------------------------------------------------------------------------------------------------------


International      Long-term growth of capital.                     Equity securities of non-U.S. companies   Capital Guardian Trust
    Large-Cap                                                       and securities whose principal markets    Company
                                                                    are outside of the U.S.

------------------------------------------------------------------------------------------------------------------------------------
Equity             Capital appreciation. Current income is of       Equity securities of large U.S.           Goldman Sachs Asset
                   secondary importance.                            growth-oriented companies.                Management
------------------------------------------------------------------------------------------------------------------------------------


I-Net Tollkeeper   Long-term growth of capital.                     Equity securities of companies which      Goldman Sachs Asset
                                                                    use, support, or relate directly or       Management
                                                                    indirectly to use of the Internet. Such
                                                                    companies include those in the media,
                                                                    telecommunications, and technology
                                                                    sectors.
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Long-term growth of capital.                     Equity securities in the financial        INVESCO
                                                                    services sector. Such companies include
                                                                    banks, insurance companies, brokerage
                                                                    firms and other finance-related firms.
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences    Long-term growth of capital.                     Equity securities in the health sciences  INVESCO
                                                                    sector. Such companies include medical
                                                                    equipment or supplies, pharmaceuticals,
                                                                    healthcare facilities and other health
                                                                    sciences-related firms.

------------------------------------------------------------------------------------------------------------------------------------
Technology         Long-term growth of capital.                     Equity securities in the technology       INVESCO
                                                                    sector. Such companies include
                                                                    biotechnology, communications,
                                                                    computers, electronics, Internet
                                                                    telecommunications, networking,
                                                                    robotics, video, and other
                                                                    technology-related firms.
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications Long-term growth of capital. Current income      Equity securities in the                  INVESCO
                   is of secondary importance.                      telecommunications sector. Such as
                                                                    companies that offer telephone service,
                                                                    wireless communications, satellite
                                                                    communications, television and movie
                                                                    programming, broadcasting and Internet
                                                                    access.

------------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy     High total return.                               A mix of equity and fixed income          J.P. Morgan Investment
                                                                    securities.                               Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Equity Income      Long-term growth of capital and income.          Equity securities of large and            J.P. Morgan Investment
                                                                    medium-sized dividend- paying U.S.        Management Inc.
                                                                    companies.
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value    Long-term growth of capital.                     Equity securities with the potential for  Janus Capital
                                                                    long-term growth of capital.              Corporation
------------------------------------------------------------------------------------------------------------------------------------

                                                                              11


------------------------------------------------------------------------------------------------------------------------------------
                   THE PORTFOLIO'S                                  THE PORTFOLIO'S                           PORTFOLIO
  PORTFOLIO        INVESTMENT GOAL                                  MAIN INVESTMENTS                          MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Growth LT          Long-term growth of capital consistent with the  Equity securities of a large number of    Janus Capital
                   preservation of capital.                         companies of any size.                    Corporation
------------------------------------------------------------------------------------------------------------------------------------
Focused 30         Long-term growth of capital.                     Equity securities selected for their      Janus Capital
                                                                    growth potential.                         Corporation
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value      Capital appreciation.                            Equity securities of medium-sized U.S.    Lazard Asset
                                                                    companies believed to be undervalued.     Management
------------------------------------------------------------------------------------------------------------------------------------
International      Long-term capital appreciation primarily         Equity securities of companies of any     Lazard Asset
Value              through investment in equity securities of       size located in developed countries       Management
                   corporations domiciled in countries other than   outside of the U.S.
                   the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Capital            Long-term growth of capital.                     Equity securities with the potential      MFS
Opportunities                                                       for long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth     Long-term growth of capital.                     Equity securities of medium-sized         MFS
                                                                    companies believed to have above-average
                                                                    growth potential.
------------------------------------------------------------------------------------------------------------------------------------
Global Growth      Capital appreciation.                            Equity securities of any size located     MFS
                                                                    within and outside of the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index       Investment results that correspond to the total  Equity securities of companies that are   Mercury Advisors
                   return of common stocks publicly traded in       included in the Standard & Poor's 500
                   the U.S.                                         Composite Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index    Investment results that correspond to the total  Equity securities of companies that are   Mercury Advisors
                   return of an index of small capitalization       included in the Russell 2000 Small Stock
                   companies.                                       Index.
------------------------------------------------------------------------------------------------------------------------------------
REIT               Current income and long-term capital             Equity securities of real estate          Morgan Stanley Asset
                   appreciation.                                    investment trusts.                        Management
------------------------------------------------------------------------------------------------------------------------------------
Government         Maximize total return consistent with prudent    Fixed income securities that are issued   Pacific Investment
    Securities     investment management.                           or guaranteed by the U.S. government,     Management Company
                                                                    its agencies or government- sponsored
                                                                    enterprises.
------------------------------------------------------------------------------------------------------------------------------------
Managed Bond       Maximize total return consistent with prudent    Medium and high-quality fixed income      Pacific Investment
                   investment management.                           securities with varying terms to          Management Company
                                                                    maturity.
------------------------------------------------------------------------------------------------------------------------------------
Money Market       Current income consistent with preservation of   Highest quality money market instruments  Pacific Life
                   capital.                                         believed to have limited credit risk.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond    High level of current income.                    Fixed income securities with lower and    Pacific Life
                                                                    medium-quality credit ratings and
                                                                    intermediate to long-terms to maturity
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value    Long-term growth of capital. Current income is   Equity securities of large U.S.           Salomon Brothers Asset
                   of secondary importance.                         companies.                                Management Inc
------------------------------------------------------------------------------------------------------------------------------------

THE INVESTMENT ADVISER
We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 29 of the Portfolios.

VARIABLE INVESTMENT OPTION PERFORMANCE
Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established January 2, 1996 or thereafter and has no historical performance prior to the date that is was established, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our claims paying ability that are produced by rating agencies and organizations.

YOUR FIXED OPTION
Subject to availability, the Fixed Option offers you a guaranteed minimum interest rate on the amount you allocate to this Option. Amounts you allocate to this Option, and your earnings credited are held in our General Account. For more detailed information about this Option, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.

                            PURCHASING YOUR CONTRACT

HOW TO APPLY FOR YOUR CONTRACT
To purchase a Contract, fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your application and payment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Purchase Payment for more than five Business Days unless we specifically obtain your permission.

You may also purchase a Contract by exchanging your existing contract. YOU MUST SUBMIT ALL CONTRACTS TO BE EXCHANGED WHEN YOU SUBMIT YOUR APPLICATION. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint owners and Contingent Owners, for which a Contract will be issued is 80. The Contract Owner's age is calculated as of his or her last birthday. If any Contract Owner or any Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

PURCHASING A DEATH BENEFIT RIDER (OPTIONAL)
You may purchase either the Stepped-Up Death Benefit Rider (SDBR) or Premier Death Benefit Rider (PDBR) (subject to state availability) at the time your application is completed. You may not purchase either Rider after the Contract Date.

If you select one of these Riders, the SDBR or PDBR, as applicable, will remain in effect until the earliest of: (a) the full withdrawal of the amount available for withdrawal under the Contract; (b) when death benefit proceeds become payable under the Contract; (c) any termination of the Contract in accordance with the provisions of the Contract; or (d) the Annuity Date. The SDBR or PDBR may not otherwise be cancelled. The SDBR or PDBR may only be purchased if the age of each Annuitant is 70 or younger on the Contract Date.

MAKING YOUR INVESTMENTS ("PURCHASE PAYMENTS")
MAKING YOUR INITIAL INVESTMENT
Your initial investment must be at least $10,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $800 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose the PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional investment that will bring your aggregate investments over $1,000,000.

MAKING ADDITIONAL PAYMENTS
You may choose to invest additional amounts in your Contract at any time. Each additional Purchase Payment above the initial Purchase Payment requirements must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. In certain states additional payments are limited. See APPENDIX A: STATE LAW VARIATIONS.

FORMS OF PAYMENT
Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Purchase Payments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Purchase Payments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during your Free Look period may be delayed until your check has cleared.

                       HOW YOUR INVESTMENTS ARE ALLOCATED

CHOOSING YOUR INVESTMENT OPTIONS
You may allocate your investments among the 31 Subaccounts and the Fixed Option. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective on your Contract Date. See WITHDRAWALS--RIGHT TO CANCEL ("FREE LOOK"). Each additional investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--RIGHT TO CANCEL ("FREE LOOK") section. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial investment is received from multiple sources, we will consider them all your initial investment.

INVESTING IN VARIABLE INVESTMENT OPTIONS
Each time we allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount divided by the "Unit Value" of one Unit of that Subaccount.

     EXAMPLE: You allocate $600 to the Government Securities Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Government Securities Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

YOUR VARIABLE ACCOUNT VALUE WILL CHANGE
After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. FOR EXAMPLE, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

WHEN YOUR INVESTMENT IS EFFECTIVE
The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Purchase Payment is usually effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Purchase Payment in proper form. See ADDITIONAL INFORMATION--INQUIRIES AND SUBMITTING FORMS AND REQUESTS.

TRANSFERS
Once your Payments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other Investment Option. Certain restrictions apply to the Fixed Option. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS. Transfer requests are generally effective on the Business Day we receive them in proper form.

No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year. Transfers under the dollar cost averaging and earnings sweep options (but not the portfolio rebalancing option described below) are counted toward your total transfers in a Contract Year. Any such fee would be charged against your Investment Options proportionately, based on your relative Account Value in each immediately after the transfer.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS in the Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

AUTOMATIC TRANSFER OPTIONS
We offer three automatic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options, although transfers under the dollar cost averaging and earnings sweep options are counted towards your total transfers in a Contract Year.

DOLLAR COST AVERAGING
Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Detailed information appears in the SAI.

PORTFOLIO REBALANCING
You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (E.G., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

EARNINGS SWEEP
You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

WITHDRAWAL CHARGE
No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on: (i) death benefit proceeds, except as provided under the AMOUNT OF THE DEATH BENEFIT: DEATH OF A CONTRACT OWNER Section; (ii) amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least five years; (iii) withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract; (iv) subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less (See APPENDIX A: STATE LAW VARIATIONS.); or (v) subject to medical evidence satisfactory to us, after 90 days from the Contract Date, full or partial withdrawals while the Owner or Annuitant has been confined to an accredited nursing home for 60 days or longer. (See APPENDIX A: STATE LAW VARIATIONS.) The waiver of withdrawal charges applies only to withdrawals made while the Owner or Annuitant is in a nursing home or within 90 days after the Owner or


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Annuitant leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents: (1) a physician's note recommending the Owner or Annuitant's admittance to a nursing home; (2) an admittance form which shows the type of facility the Owner or Annuitant entered; and (3) a bill from the nursing home which shows that the Owner or Annuitant met the 60 day nursing home confinement requirement. An accredited nursing home is defined as a home or facility that; (1) is operating in accordance with the law of jurisdiction in which it is located; (2) is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician; (3) provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse; and maintains a daily record of the patient.

FREE WITHDRAWALS
During a Contract Year, you may withdraw free of withdrawal charge amounts up to your "Eligible Purchase Payments". Qualified plans have special restrictions on withdrawals. See SPECIAL RESTRICTIONS UNDER QUALIFIED PLANS. Eligible Purchase Payments include: 10% annually of your total Purchase Payments that have an "age" of less than four years; plus any remaining portion not withdrawn from the previous Contract Year's Eligible Purchase Payments that are derived from Purchase Payments which have an "age" of less than four years; plus 100% of all Purchase Payments that have an "age" of four years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your Earnings and will be free of the withdrawal charge. For those Contracts issued to a Charitable Remainder Trust (CRT), the amount available for withdrawal free of withdrawal charges during a Contract Year includes all Eligible Purchase Payments plus all Earnings even if all Purchase Payments have not been deemed withdrawn.

EXAMPLE (NON-CRT)

            CONTRACT YEAR 1
You make an initial Purchase Payment of $100,000 and make no additional Purchase Payments over the next three Contract years. Your free withdrawal amount available in year 1 equals 10% of the total Purchase Payments made (10% of the total Purchase Payments of $100,000 equals $10,000.) If you withdraw $5,000, the remaining $5,000 of the free withdrawal amount not withdrawn in Contract Year 1 will be carried over to the next Contract Year.

            CONTRACT YEAR 2
Your free withdrawal amount for Contract Year 2 is equal to 10% of your total Purchase Payments still subject to the withdrawal charge plus any remaining free withdrawal amounts carried over from the previous Contract Year. (10% of $100,000 plus $5,000 equals $15,000) If no withdrawals are taken, the $15,000 free withdrawal amount not withdrawn in Contract Year 2 will be carried over to the next Contract Year.

            CONTRACT YEAR 3
Your free withdrawal amount for Contract Year 3 is equal to 10% of total Purchase Payments subject to the withdrawal charge plus any remaining free withdrawal amounts carried over from the previous Contract Year. (10% of $100,000 plus $15,000 equals $25,000) If you take a $15,000 withdrawal, the remaining $10,000 of the free withdrawal amount not taken in Contract Year 3 will not be carried over to the next Contract Year because the Purchase Payment will not be subject to the withdrawal charge and the entire amount remaining will be able to be withdrawn free of withdrawal charges.

HOW THE CHARGE IS DETERMINED
The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that Purchase Payment was effective. A Purchase Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day

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preceding that Contract Anniversary, your Purchase Payment will have an "age of two", and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payments you withdraw determines the level of withdrawal charge as follows:

                                                                   WITHDRAWAL
                                                                   CHARGE AS A
                                                                   PERCENTAGE
"AGE" OF PAYMENT                                                  OF THE AMOUNT
    IN YEARS                                                        WITHDRAWN
----------------                                                  -------------
       1 .......................................................        9%
       2 .......................................................        8%
       3 .......................................................        8%
       4 or more ...............................................        0%

We calculate your withdrawal charge by assuming your withdrawal is applied to Purchase Payments first and in the order your Purchase Payments were received. The withdrawal charge will be deducted proportionally among all Investment Options from which your withdrawal occurs. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

We pay sales commissions and other expenses associated with the promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 4.75% of your aggregate Purchase Payments.

Sellers of Contracts will be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

WITHDRAWAL ENHANCEMENTS
We reserve the right, in our sole discretion, to calculate your withdrawal charge on more favorable terms to you than as otherwise described in the preceding paragraphs. These Withdrawal Enhancements may include an acceleration of the day on which the "age" of any Purchase Payment(s) is considered to occur or a waiver of some or all of the withdrawal charge in the event the Guaranteed Interest Rate is less than a specified rate. Although we retain the discretion to add a Withdrawal Enhancement, once it is added, it is binding on us and effective for any specified period we have designated. In the event of any Withdrawal Enhancement, we will notify the Owner within thirty (30) days of the effective date of the Withdrawal Enhancement.

TRANSFERS
Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR PAYMENTS ARE ALLOCATED--TRANSFERS and THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

PREMIUM TAXES
Depending on your state of residence (among other factors), a tax may be imposed on your Purchase Payments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at the Annuity Date or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Purchase Payments ("premium taxes"), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred by us. For these purposes, "premium taxes" include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

ANNUAL FEE
We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year), if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

WAIVERS AND REDUCED CHARGES
We may agree to reduce or waive the withdrawal charge or the Annual Fee under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

We will only reduce or waive such charges on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver and reduced charge programs at any time, including for issued Contracts.

MORTALITY AND EXPENSE RISK CHARGE
We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate equal to 1.25% of each Subaccount's assets; this charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity; the base Risk Charge, but not any increase in the Risk Charge for an optional Death Benefit Rider, will continue after the Annuity Date if you choose any variable annuity.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

INCREASE IN RISK CHARGE IF AN OPTIONAL DEATH BENEFIT RIDER IS PURCHASED
We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount's assets if you purchase the Stepped-Up Death Benefit Rider (the "SDBR") or 0.35% if you purchase the Premier Death Benefit Rider (the "PDBR"). The total Risk Charge annual rate will be 1.45% if the SDBR is purchased or 1.60% if the PDBR is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See PURCHASING YOUR CONTRACT--PURCHASING AN OPTIONAL DEATH BENEFIT RIDER.

ADMINISTRATIVE FEE
We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.15% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.

EXPENSES OF THE FUND
Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                      RETIREMENT BENEFITS AND OTHER PAYOUTS

SELECTING YOUR ANNUITANT
When you submit the application for your Contract, you may choose a sole Annuitant or Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant; more information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant on the Annuity Date. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 81st birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

ANNUITIZATION
You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. (See APPENDIX A: STATE LAW VARIATIONS.) If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, and any applicable withdrawal charge. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

CHOOSING YOUR ANNUITY DATE ("ANNUITY START DATE")
You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. However, to meet IRS minimum distribution rules, your required minimum distribution date is earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS.

You should carefully review the Annuity Options with your financial tax adviser, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters. For instance, under requirements for retirement plans that qualify under Section 401 or 408 of the Code, required minimum distributions, or annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2.

For retirement plans that qualify under section 401 or 408 of the Code, distributions must begin no later than the Required Minimum Date of the April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. These distributions are subject to the "minimum distribution and incidental death benefit", "MDIB", rules of Code Section 401(a)(9) and the Regulations thereunder, and shall comply with such rules.
Accordingly:

(a) The entire interest under the Contract shall be distributed to the Owner/Annuitant:

     (i) Not later than the April 1st next following the close of the calendar year in which the Owner/Annuitant attains age 70 1/2, or

     (ii) Commencing not later than the Required Beginning Date, over the Owner/Annuitant's life or the lives of the Owner/Annuitant and his or her Beneficiary.

(b) For purposes of calculating life expectancy for retirement plans under Code Section 401 or 408, life expectancy is computed by use of the expected return multiples V and VI of Regulation Section 1.72-9. Unless otherwise elected by the Owner by the Required Beginning Date, life expectancy for the Owner shall be recalculated annually, but shall not be recalculated annually for any spouse Beneficiary. Any election by the Owner/Annuitant to recalculate (or not) the life expectancy of the Owner/Annuitant or of the spouse Beneficiary shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated. Instead, where the life expectancy of a Beneficiary (or Owner/Annuitant) is not recalculated annually, such a life expectancy shall be calculated using the attained age of such Beneficiary (or Owner/Annuitant) during the calendar year in which the Owner attains 70 1/2, and payments for subsequent years shall be calculated based on such life expectancy reduced by one year for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

(c) The method of distribution selected also shall comply with the MDIB rule of Code Section 401(a)(9), and proposed Regulation Section 1.401(a)(9)-2.

However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. If a plan is qualified under Section 408a of the Code, no minimum distributions are required at any time.

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 (a) generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and (b) must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Option 3, if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

Subject to legislation, if you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information if you are interested in this option.

DEFAULT ANNUITY DATE AND OPTIONS
If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will AUTOMATICALLY be considered your Beneficiary.

CHOOSING YOUR ANNUITY OPTION
You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount, and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see ANNUITY OPTIONS below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after the Annuity Date.

FIXED AND VARIABLE ANNUITIES
You may choose a fixed annuity (I.E., with fixed-dollar amounts), a variable annuity (I.E., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI. If you choose the Period Certain Only Annuity Option, the variable annuity payment option is not available to you.

ANNUITY OPTIONS
Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

     1. LIFE ONLY. Periodic payments are made to the designated payee during the Annuitant's lifetime. Payments stop when the Annuitant dies.

     2. LIFE WITH PERIOD CERTAIN. Periodic payments are made to the designated payee during the Annuitant's lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Owner receives the remainder of the guaranteed payments, if living; otherwise the Beneficiary, if living; otherwise the Owner's estate.

     3. JOINT AND SURVIVOR LIFE. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

     4. PERIOD CERTAIN ONLY. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, we pay the Owner the remainder of the guaranteed payments, if living; otherwise the Beneficiary, if living; otherwise the Owner's estate. If you choose the Period Certain Only Annuity Option, you may only choose the fixed annuity payment option.

For Contracts issued in connection with a Qualified Plan, please refer to the discussion above under "CHOOSING YOUR ANNUITY DATE ("ANNUITY START DATE")". If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

FREQUENCY OF PAYMENTS
You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. (See APPENDIX A: STATE LAW VARIATIONS.) Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

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YOUR ANNUITY PAYMENTS

AMOUNT OF THE FIRST PAYMENT
Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract or the Annuity Date which are at least the variable annuity income factors under the contract. You may choose any other annuity option we may offer on the option's effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The amount of the death benefit proceeds will be paid according to the DEATH BENEFIT PROCEEDS section below.

The "Notice Date" is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

DEATH BENEFIT PROCEEDS
Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death proceeds. Such proceeds will equal the amount of the death benefit reduced by any charges for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity Option we then offer, or in accordance with IRS regulations (see DEATH OF OWNER DISTRIBUTION RULES). Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

DEATH OF OWNER DISTRIBUTION RULES
If an Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must complete distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or over a period that does not exceed the Beneficiary's life expectancy. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in an acceptable form to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner's designation.

If the Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate.

If the Owner was an Annuitant, the designated recipient is the Joint Owner, if living; if not the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate. A sole designated recipient who is the Owner's spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, Pacific Life will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit. The amount that the death benefit proceeds exceeds the Contract Value will be added to the Contract Value in the form of the Add-In Amount on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and will be considered earnings. A Joint or Contingent Owner who is the designated recipient but NOT the Owner's spouse may not continue the Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any withdrawal and/or transaction fee, any charges for withdrawals, and/or premium taxes and/or other taxes, if the non-individual Owner elects a cash distribution. The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes, including the requirement that, if the Owner dies before the Annuity Date, any death benefit proceeds under the Contract shall be distributed within five years of the Owner's death (or such other period that we offer and that is permitted under the Code or such shorter period as we may require).

QUALIFIED PLAN DEATH OF ANNUITANT DISTRIBUTION RULES
Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan as defined in Section 401, 403, 408, or 408A of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls. In order to satisfy this requirement, generally the designated recipient must receive a lump sum payment by this date or elect to receive the Annuitant's interest in the Contract in equal or substantially equal installments over a period not exceeding the lifetime or life expectancy of the designated recipient. If the designated recipient elects the installment payment option, the Internal Revenue Service regulations provide that payments must begin no later than December 31 of the calendar year which follows the calendar year in which the Annuitant died. However, if the designated recipient is the spouse of the Annuitant at the time of the Annuitant's death ("surviving spouse"), then, under the regulations, required distributions must begin no later than December 31 of the calendar year in which the Annuitant would have reached age 70 1/2.

Under our administrative procedures, payments must commence either by the end of the fifth year following the Annuitant's death or lifetime distributions beginning no later than the end of the year following the year the Annuitant died; unless the designated recipient is the surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA in his or her name, then he or she will be subject to the five year rule. However, the surviving spouse may waive the five year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of: (a) December 31 of the year following the year the Annuitant died; or (b) December 31 of the year in which the Annuitant would have turned 70 1/2. Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31, of the year following the Annuitant's death or, the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions but before the Annuitant's entire interest in the Contract (other than a Roth
IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

THE AMOUNT OF THE DEATH BENEFIT: DEATH OF ANNUITANT
If the sole Annuitant dies prior to the Annuity Date, the death benefit will be equal to the greater of:

          (a)  your Contract Value as of the Notice Date; or

          (b) your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

OPTIONAL STEPPED-UP DEATH BENEFIT RIDER

If you purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed (subject to state availability) upon the death of the sole Annuitant prior to the Annuity Date, the death benefit will be equal to the greater of (a) or (b) below:

          (a) the DEATH BENEFIT AMOUNT as of the Notice Date. The DEATH BENEFIT AMOUNT as of any day (prior to the Annuity Date) is equal to the greater of:

               (i)  your Contract Value as of that day; or

               (ii) your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

          (b) the GUARANTEED MINIMUM DEATH BENEFIT AMOUNT as of the Notice Date. The GUARANTEED MINIMUM DEATH BENEFIT AMOUNT is calculated only when death benefit proceeds become payable as a result of the death of the Annuitant prior to the Annuity Date and is determined as follows:

               First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract anniversaries is a "Milestone Date").

               We then adjust the Death Benefit Amount for each milestone date by:

               (i) adding the aggregate amount of any Purchase Payments received by us since the Milestone Date; and

               (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

               The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. CALCULATION OF ANY GUARANTEED MINIMUM DEATH BENEFIT AMOUNT IS ONLY MADE ONCE DEATH BENEFIT PROCEEDS BECOME PAYABLE UNDER YOUR CONTRACT.

OPTIONAL PREMIER DEATH BENEFIT RIDER

If you purchase the Premier Death Benefit Rider (PDBR) at the time your application is completed (subject to state availability), upon the death of the sole Annuitant prior to the Annuity Date, the death benefit will be equal to the greater of (a) or (b) below:

          (a) the DEATH BENEFIT AMOUNT as of the Notice Date. The DEATH BENEFIT AMOUNT as of any day (prior to the Annuity Date) is equal to the greater of:

               (i)  your Contract Value as of that day; or

               (ii) your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 6% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including any withdrawal charge. The 6% annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00015965 to each day's balance. (See APPENDIX A: STATE LAW VARIATIONS.) The 6% effective annual rate of growth will stop accruing as of the earlier of:

                    1. the Contract anniversary following the date the Annuitant reaches his or her 80th birthday; or

                    2.   the date of death of the sole Annuitant; or

                    3.   the Annuity Date.

          (b) the GUARANTEED MINIMUM DEATH BENEFIT AMOUNT as of the Notice Date. The GUARANTEED MINIMUM DEATH BENEFIT AMOUNT is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant prior to the Annuity Date, and is determined as follows:

               First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date". We then adjust the Death Benefit Amount for each Milestone Date by:

               (i) adding the aggregate amount of any Purchase Payments received by us since that Milestone Date; and

               (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

               The highest of these adjusted Death Benefit Amounts as of the notice date is your Guaranteed Minimum Death Benefit if the PDBR is purchased. CALCULATION OF ANY GUARANTEED MINIMUM DEATH BENEFIT IS ONLY MADE ONCE DEATH BENEFIT PROCEEDS BECOME PAYABLE UNDER YOUR CONTRACT.

The following procedures apply in the event of death of an Annuitant who is NOT also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit proceeds are not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds are payable to the Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

If the Owner is not the Annuitant and they die simultaneously, the death benefit will be calculated under the Death of Annuitant provisions and death benefit proceeds will be paid to the Joint Owner if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

THE AMOUNT OF THE DEATH BENEFIT: DEATH OF A CONTRACT OWNER
If a Contract Owner who is not the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the DEATH BENEFIT PROCEEDS section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

If a Contract Owner who is the Annuitant dies before the Annuity Date, the amount of the death benefit will be determined in accordance with the THE AMOUNT OF THE DEATH BENEFIT: DEATH OF ANNUITANT section above, and will be paid in accordance with the DEATH BENEFIT PROCEEDS section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

                                   WITHDRAWALS

OPTIONAL WITHDRAWALS
You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section below. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS and APPENDIX A: STATE LAW VARIATIONS.

AMOUNT AVAILABLE FOR WITHDRAWAL
The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, withdrawal charge, withdrawal transaction fee, and any charge for premium taxes and/or other taxes. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

WITHDRAWAL TRANSACTION FEES
There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each Investment Option immediately after the withdrawal.

PRE-AUTHORIZED WITHDRAWALS
If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a penalty tax of 10% or more if you have not reached age 59 1/2. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

SPECIAL REQUIREMENTS FOR FULL WITHDRAWALS
If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

SPECIAL RESTRICTIONS UNDER QUALIFIED PLANS
Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, YOU MAY NOT WITHDRAW AMOUNTS attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) EXCEPT in cases of your (a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

EFFECTIVE DATE OF WITHDRAWAL REQUESTS
Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until your check clears.

TAX CONSEQUENCES OF WITHDRAWALS
Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. YOU SHOULD CONSULT WITH A TAX ADVISER BEFORE MAKING ANY WITHDRAWAL OR SELECTING THE PRE-AUTHORIZED WITHDRAWAL OPTION. See FEDERAL TAX STATUS.

RIGHT TO CANCEL ("FREE LOOK")
During the Free Look period, you have the right to cancel your Contract and return it to us for a refund. If you return your Contract, it will be canceled and treated as void from your Contract Date. The amount of your refund may be more or less than the Purchase Payments you've made, depending on the state where you signed your application. Generally, the Free Look period ends 10 days after you receive your Contract, but may vary by state. Also, some states may have a different Free Look period if you are replacing another annuity contract or life insurance policy. For more information, see APPENDIX A: STATE LAW VARIATIONS.

In most states, your refund will be your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract charges to pay for premium taxes and/or other taxes. You will bear the investment risk on any gain or loss on funds allocated to the variable investment options. In some states we're required to refund the Purchase Payments you've made (less any amount withdrawn). There are some states that require us to return a different amount if you are replacing another annuity contract or life insurance policy. For any Contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made). For more information, see APPENDIX A: STATE LAW VARIATIONS.

You'll find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract's cover page, or on a notice that accompanies your policy.

Your Purchase Payments will be allocated in accordance with your application or your most recent allocation instructions.

                      PACIFIC LIFE AND THE SEPARATE ACCOUNT

PACIFIC LIFE
Pacific Life Insurance Company is a life insurance company that is based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations and investment and advisory services. As of the end of 1999, we had $101 billion of individual life insurance in force and total admitted assets of approximately $48.2 billion. We are ranked the 16th largest life insurance carrier in the U.S. in terms of 1999 admitted assets. The Pacific Life family of companies has total assets under management of $315 billion. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. ("PSD"), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

SEPARATE ACCOUNT A
Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the 1940 Act, as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

                              FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an ACCUMULATION UNIT.

The information in the table for the period ended December 31, 1999 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 1999. The information is for periods before the Contract was available and the Units and Unit Values do not support the Contract; but relates to other variable annuity Contracts.

                                                                             1999             1998             1997             1996
AGGRESSIVE EQUITY(1)
Subaccount Unit Value at beginning of period                       $        12.19   $        10.92   $        10.67   $        10.00
Subaccount Unit Value as of December 31                            $        15.31   $        12.19   $        10.92   $        10.67
Number of Subaccount Units outstanding at end of period                11,134,505        5,808,703        1,711,363          387,987
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS(1)
Subaccount Unit Value at beginning of period                       $         6.70   $         9.28   $         9.57   $        10.00
Subaccount Unit Value as of December 31                            $        10.14   $         6.70   $         9.28   $         9.57
Number of Subaccount Units outstanding at end of period                 6,758,343        3,975,851        1,342,086          240,607
------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP EQUITY (formerly Growth)(2)
Subaccount Unit Value at beginning of period                       $        17.98              N/A              N/A              N/A
Subaccount Unit Value as of December 31                            $        23.01              N/A              N/A              N/A
Number of Subaccount Units outstanding at end of period                   837,054              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
EQUITY(3)
Subaccount Unit Value at beginning of period                       $        18.85   $        14.68   $        12.59   $        10.00
Subaccount Unit Value as of December 31                            $        25.76   $        18.85   $        14.68   $        12.59
Number of Subaccount Units outstanding at end of period                13,292,054        6,695,038        1,983,738          453,223
------------------------------------------------------------------------------------------------------------------------------------
MULTI-STRATEGY(3)
Subaccount Unit Value at beginning of period                       $        15.17   $        13.01   $        11.03   $        10.00
Subaccount Unit Value as of December 31                            $        16.01   $        15.17   $        13.01   $        11.03
Number of Subaccount Units outstanding at end of period                12,744,327        8,073,603        1,830,504          294,936
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME(3)
Subaccount Unit Value at beginning of period                       $        18.10   $        14.78   $        11.66   $        10.00
Subaccount Unit Value as of December 31                            $        20.22   $        18.10   $        14.78   $        11.66
Number of Subaccount Units outstanding at end of period                26,156,874       14,764,834        4,189,318          743,123
------------------------------------------------------------------------------------------------------------------------------------
GROWTH LT(3)
Subaccount Unit Value at beginning of period                       $        19.84   $        12.71   $        11.61   $        10.00
Subaccount Unit Value as of December 31                            $        38.74   $        19.84   $        12.71   $        11.61
Number of Subaccount Units outstanding at end of period                24,739,519       10,966,264        3,826,332          950,317
------------------------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE(4)
Subaccount Unit Value at beginning of period                       $        10.00              N/A              N/A              N/A
Subaccount Unit Value as of December 31                            $        10.38              N/A              N/A              N/A
Number of Subaccount Units outstanding at end of period                 3,539,541              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX(3)
Subaccount Unit Value at beginning of period                       $        19.88   $        15.69   $        11.97   $        10.00
Subaccount Unit Value as of December 31                            $        23.64   $        19.88   $        15.69   $        11.97
Number of Subaccount Units outstanding at end of period                28,123,841       15,518,412        4,460,482          757,175
------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP INDEX(4)
Subaccount Unit Value at beginning of period                       $        10.00              N/A              N/A              N/A
Subaccount Unit Value as of December 31                            $        11.77              N/A              N/A              N/A
Number of Subaccount Units outstanding at end of period                 3,538,845              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
REIT(4)
Subaccount Unit Value at beginning of period                       $        10.00              N/A              N/A              N/A
Subaccount Unit Value as of December 31                            $         9.86              N/A              N/A              N/A
Number of Subaccount Units outstanding at end of period                 1,859,366              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE (formerly International)(3)
Subaccount Unit Value at beginning of period                       $        13.29   $        12.76   $        11.84   $        10.00
Subaccount Unit Value as of December 31                            $        16.10   $        13.29   $        12.76   $        11.84
Number of Subaccount Units outstanding at end of period                30,366,865       15,066,242        5,292,436        1,312,817
------------------------------------------------------------------------------------------------------------------------------------


32

                                                                             1999             1998             1997             1996
GOVERNMENT SECURITIES(3)
Subaccount Unit Value at beginning of period                       $        11.80   $        10.95   $        10.14   $        10.00
Subaccount Unit Value as of December 31                            $        11.41   $        11.80   $        10.95   $        10.14
Number of Subaccount Units outstanding at end of period                13,720,231        4,543,208        1,506,839          673,682
------------------------------------------------------------------------------------------------------------------------------------
MANAGED BOND(3)
Subaccount Unit Value at beginning of period                       $        11.99   $        11.14   $        10.27   $        10.00
Subaccount Unit Value as of December 31                            $        11.60   $        11.99   $        11.14   $        10.27
Number of Subaccount Units outstanding at end of period                31,653,501       16,897,325        4,434,069          742,041
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET(3)
Subaccount Unit Value at beginning of period                       $        11.16   $        10.75   $        10.36   $        10.00
Subaccount Unit Value as of December 31                            $        11.55   $        11.16   $        10.75   $        10.36
Number of Subaccount Units outstanding at end of period                27,967,969       14,823,792        3,041,495        1,478,808
------------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND(3)
Subaccount Unit Value at beginning of period                       $        11.95   $        11.83   $        10.96   $        10.00
Subaccount Unit Value as of December 31                            $        12.13   $        11.95   $        11.83   $        10.96
Number of Subaccount Units outstanding at end of period                11,078,968        7,396,859        2,702,260          630,637
------------------------------------------------------------------------------------------------------------------------------------
LARGE-CAP VALUE(4)
Subaccount Unit Value at beginning of period                       $        10.00              N/A              N/A              N/A
Subaccount Unit Value as of December 31                            $        10.99              N/A              N/A              N/A
Number of Subaccount Units outstanding at end of period                 5,648,927              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------

1   This Subaccount began operations on April 17, 1996.
2   This Subaccount began operations on October 1, 1999.
3   This Subaccount began operations on January 2, 1996.
4   This Subaccount began operations on January 4, 1999.

                               FEDERAL TAX STATUS

THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED ON OUR UNDERSTANDING OF CURRENT TAX LAWS AND REGULATIONS, WHICH MAY BE CHANGED BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION. THE SUMMARY IS GENERAL IN NATURE AND IS NOT INTENDED AS TAX ADVICE. MOREOVER, IT DOES NOT CONSIDER ANY APPLICABLE STATE OR LOCAL TAX LAWS. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. ACCORDINGLY, YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR COMPLETE INFORMATION AND ADVICE BEFORE PURCHASING A CONTRACT.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or a nominee for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, generally no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

TAXES PAYABLE BY CONTRACT OWNERS: GENERAL RULES

THESE GENERAL RULES APPLY TO NON-QUALIFIED CONTRACTS. AS DISCUSSED BELOW, HOWEVER, TAX RULES MAY DIFFER FOR QUALIFIED CONTRACTS AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IF YOU ARE PURCHASING A QUALIFIED CONTRACT.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

MULTIPLE CONTRACTS
All Non-Qualified contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of contracts or otherwise.

TAXES PAYABLE ON WITHDRAWALS
Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Purchase Payments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is: (1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to you becoming disabled, or (4) in the form of level annuity payments under a lifetime annuity.

TAXES PAYABLE ON ANNUITY PAYMENTS
A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Purchase Payments (as used here, "Purchase Payments" means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Purchase Payments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Purchase Payments have been fully recovered, a deduction may be allowed on the final tax return for the unrecovered Purchase Payments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Purchase Payments as payments are made. IRC Section 72(b)(3)(A) or (B) or (C).

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

QUALIFIED CONTRACTS
The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS ARE AVAILABLE. WE ARE NOT THE ADMINISTRATOR OF ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR AND/OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT
US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT, OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. THE QUALIFIED PLAN (THE PLAN ADMINISTRATOR OR THE CUSTODIAN) IS REQUIRED TO PROVIDE US WITH INFORMATION REGARDING INDIVIDUALS WITH SIGNATORY AUTHORITY ON THE CONTRACT(S) OWNED. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU SHOULD ALSO CONSULT WITH YOUR TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAs")
Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA and other Qualified Plans:

TRADITIONAL IRAs
Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Designated Beneficiary. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans, 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs
The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the SIMPLE Plan, employers may make the plan contributions into a SIMPLE retirement account established by each eligible participant. Like other

Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date any individual first participated in any qualified salary reduction arrangement maintained by the individual's employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code Section 401 or a Section 403(b) annuity contract.

ROTH IRAs
Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser.

TAX SHELTERED ANNUITIES ("TSAs")
Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Purchase Payments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

GOVERNMENT PLANS
Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(K) PLANS; PENSION AND PROFIT-SHARING PLANS
Qualified Employer plans may be established by eligible employers for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to certain limitations.

LOANS
Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract issued under Section 401 or 403 of the Code AND the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

TAX AND LEGAL MATTERS
The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, WE URGE YOU TO CONSULT WITH A QUALIFIED TAX ADVISER PRIOR TO EFFECTING ANY LOAN TRANSACTION UNDER YOUR CONTRACT.

Generally interest paid on your loan under a 401 plan or 403(b) tax-sheltered annuity will be considered non-deductible "personal interest" under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

LOAN PROCEDURES
Your loan request must be submitted on our Loan Agreement Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

LOAN TERMS
You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the LESSER of:

      -     50% of your Contract Value; and

      - $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Qualified Plan.

QUALIFIED PLAN (NOT SUBJECT TO TITLE I OF ERISA)
If your Qualified Plan is not subject to Title I of ERISA regulations, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%.

QUALIFIED PLAN (SUBJECT TO TITLE I OF ERISA)
If your Qualified Plan is subject to Title I of ERISA regulations, you will be charged interest on your Contract Debt at a fixed annual rate, set at the time the loan is made, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the most recently available calendar month, or (b) 5%. See (APPENDIX A: STATE LAW VARIATIONS.)In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

REPAYMENT TERMS
Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

     EXAMPLE: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Purchase Payments unless you specifically indicate that your payment is a loan repayment or include your loan stub with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, IF AMOUNTS UNDER YOUR CONTRACT ARE ELIGIBLE FOR DISTRIBUTION. In order for an amount to be eligible for distribution from a Qualified Plan you must meet one of six triggering events. They are: attainment of age 59 1/2; separation from service; death; disability; plan termination; and financial hardship. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a CURRENTLY TAXABLE EVENT, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code
Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

WITHHOLDING
Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

IMPACT OF FEDERAL INCOME TAXES
In general, in the case of Non-Qualified Contracts if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing such a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

TAXES ON PACIFIC LIFE
Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

VOTING RIGHTS
We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do NOT receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we HAVE received timely voting instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

CHANGES TO YOUR CONTRACT
CONTRACT OWNER(S) AND CONTINGENT OWNER
You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the ONLY Contract Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 81 at the time of change or addition. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from BOTH Contract Owners. Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

ANNUITANT AND CONTINGENT OR JOINT ANNUITANT
Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--SELECTING YOUR ANNUITANT.

BENEFICIARIES
Your Beneficiary is the person(s) who may receive death benefits under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary on an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate may receive any death benefit proceeds under your Contract.

CHANGES TO ALL CONTRACTS
If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

      -     cease offering any Subaccount;

      - add or change designated investment companies or their portfolios, or other investment vehicles;

      - add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

      - permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

      -     add, remove or combine Variable Accounts;

      - combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

      - register or deregister Separate Account A or any Variable Account under the 1940 Act;

      - operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

      - run any Variable Account under the direction of a committee, board, or other group;

      - restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

      - make any changes required by the 1940 Act or other federal securities laws;

      - make any changes necessary to maintain the status of the Contracts as annuities under the Code;

      - make other changes required under federal or state law relating to annuities;

      -     suspend or discontinue sale of the Contracts; and

      -     comply with applicable law.

INQUIRIES AND SUBMITTING FORMS AND REQUESTS
You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

       Pacific Life Insurance Company
       P.O. Box 7187
       Pasadena, California 91109-7187

If you are submitting a purchase or other payment by mail, please send it, along with your application if you are submitting one, to:

       Pacific Life Insurance Company
       P.O. Box 100060
       Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

       Pacific Life Insurance Company
       c/o FCNPC
       1111 South Arroyo Parkway, First Floor
       Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will usually be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

TELEPHONE AND ELECTRONIC TRANSACTIONS
After your "Free Look" period, you are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make transaction requests by telephone.

ELECTRONIC DELIVERY AUTHORIZATION
You may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

TIMING OF PAYMENTS AND TRANSACTIONS
For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. For (i) withdrawals from the Fixed Option, (ii) death benefit payments attributable to Fixed

Option Value, or (iii) fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT for more details.

CONFIRMATIONS, STATEMENTS AND OTHER REPORTS TO CONTRACT OWNERS
Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

REPLACEMENT OF LIFE INSURANCE OR ANNUITIES
The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

FINANCIAL STATEMENTS
The statement of net assets of Separate Account A as of December 31, 1999 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 1999. Pacific Life's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are contained in the Statement of Additional Information.

                               THE GENERAL ACCOUNT

GENERAL INFORMATION
All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GUARANTEE TERMS
When you allocate any portion of your Purchase Payments or Contract Value to the Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year.

Guaranteed Interest Rates for the Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for the Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

FIXED OPTION
EACH ALLOCATION (OR ROLLOVER) YOU MAKE TO THE FIXED OPTION RECEIVES A GUARANTEE TERM THAT BEGINS ON THE DAY THAT ALLOCATION OR ROLLOVER IS EFFECTIVE AND ENDS AT THE END OF THAT CONTRACT YEAR OR, IF EARLIER, ON YOUR ANNUITY DATE. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

     EXAMPLE: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

WITHDRAWALS AND TRANSFERS
Prior to the Annuity Date, you may withdraw amounts from your Fixed Option or transfer amounts from your Fixed Option to one or more of the other Investment Options. In addition, no partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. See APPENDIX A:
STATE LAW VARIATIONS.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION--TIMING OF PAYMENTS AND TRANSACTIONS; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

FIXED OPTION
After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

TERMS USED IN THIS PROSPECTUS

Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below. If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

ACCOUNT VALUE -- The amount of your Contract Value allocated to a specified Variable Investment Option or the Fixed Option.

ANNUITANT -- A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

ANNUITY DATE ("ANNUITY START DATE") -- The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

ANNUITY OPTION -- Any one of the income options available for a series of payments after your Annuity Date.

BENEFICIARY -- A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

BUSINESS DAY -- Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of the monthly or yearly accounting period. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

CODE -- The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT -- A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

CONTINGENT OWNER -- A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

CONTRACT ANNIVERSARY -- The same date, in each subsequent year, as your Contract Date.

CONTRACT DATE -- The date we issue your Contract. Contract Years, Contract Semiannual Periods, Contract Quarters and Contract Months are measured from this date.

CONTRACT DEBT -- As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

CONTRACT OWNER, OWNER, POLICYHOLDER, YOU, OR YOUR -- Generally, a person who purchases a Contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

CONTRACT VALUE -- As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and any Loan Account Value.

CONTRACT YEAR -- A year that starts on the Contract Date or on a Contract Anniversary.

EARNINGS -- As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Purchase Payments.

FIXED OPTION -- If you allocate all or part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

FIXED OPTION VALUE -- The aggregate amount of your Contract Value allocated to the Fixed Option.

FUND -- Pacific Select Fund.

GENERAL ACCOUNT -- Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

GUARANTEED INTEREST RATE -- The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option. Each Guaranteed Interest Rate is expressed as an annual rate and interest is accrued daily. Each rate will not be less than an annual rate of 3%.

GUARANTEE TERM -- The period during which an amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. This term is up to one-year for the Fixed Option.

INVESTMENT OPTION -- A Subaccount or the Fixed Option offered under the
Contract.

JOINT ANNUITANT -- If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

LOAN ACCOUNT -- The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

LOAN ACCOUNT VALUE -- The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

NET CONTRACT VALUE-- Your Contract Value less Contract Debt.

NON-QUALIFIED CONTRACT -- A Contract other than a Qualified Contract.

POLICYHOLDER-- The Contract Owner.

PORTFOLIO -- A separate portfolio of the Fund in which a Subaccount invests its assets.

PRIMARY ANNUITANT -- The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

PURCHASE PAYMENT ("PREMIUM PAYMENT") -- An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

QUALIFIED CONTRACT -- A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

QUALIFIED PLAN -- A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.

SEC -- Securities and Exchange Commission.

SEPARATE ACCOUNT A (THE "SEPARATE ACCOUNT") -- A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

SUBACCOUNT -- An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

SUBACCOUNT ANNUITY UNIT -- Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

SUBACCOUNT UNIT -- Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

UNIT VALUE -- The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

VARIABLE ACCOUNT VALUE -- The aggregate amount of your Contract Value allocated to all Subaccounts.

VARIABLE INVESTMENT OPTION -- A Subaccount (also called a Variable Account).

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE

PERFORMANCE ...............................................................  1
      Total Returns .......................................................  1
      Yields ..............................................................  2
      Performance Comparisons and Benchmarks ..............................  2
      Separate Account Performance ........................................  3

DISTRIBUTION OF THE CONTRACTS .............................................  7
      Pacific Select Distributors, Inc ....................................  7

THE CONTRACTS AND THE SEPARATE ACCOUNT ....................................  8
      Calculating Subaccount Unit Values ..................................  8
      Variable Annuity Payment Amounts ....................................  8
      Corresponding Dates ................................................. 10
      Age and Sex of Annuitant ............................................ 10
      Systematic Transfer Programs ........................................ 11
      Pre-Authorized Withdrawals .......................................... 13
      Death Benefit ....................................................... 13
      1035 Exchanges ...................................................... 14
      Safekeeping of Assets ............................................... 14

FINANCIAL STATEMENTS ...................................................... 14

INDEPENDENT AUDITORS ...................................................... 14

                                  APPENDIX A:
                              STATE LAW VARIATIONS

MAKING YOUR PURCHASE PAYMENTS
If your contract is delivered in the state of Massachusetts, you may only make additional Purchase Payments during your first Contract Year.

WITHDRAWAL CHARGE
VARIATIONS TO THE WITHDRAWAL CHARGE SECTION - If your Contract was delivered in one of the following states:

                        Massachusetts
                        Texas

We cannot waive any withdrawal charge on full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less and/or has been confined to an accredited nursing home.

ANNUITIZATION
If your contract is delivered in the state of Texas, the Conversion Amount annuitized must be at least $2,000.

DEFAULT ANNUITY DATE AND OPTIONS
If you contract was delivered in the state of Texas, the minimum net amount to be converted must be at least $2,000 or result in an income stream that is less than $20 a month and your initial annuity payment must be at least $20.

DEATH BENEFITS
If, at the time your application is completed, you purchase the optional Premier Death Benefit Rider (PDBR) and your Contract was delivered in the following states:

                        Texas
                        Washington

the DEATH BENEFIT AMOUNT stated in the OPTIONAL PREMIER DEATH BENEFIT RIDER sections are replaced with the following:

The DEATH BENEFIT AMOUNT as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 5% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including withdrawal charges. The 5% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00013368 to each day's balance. The 5% effective annual rate of growth will stop accruing as of the earlier of: (i) the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday; or (ii) the date of death of the sole Annuitant; or (iii) the Annuity Date.

OPTIONAL WITHDRAWALS

VARIATIONS TO THE OPTIONAL WITHDRAWALS SECTION. If your Contract was delivered in Texas and your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option to terminate your Contract and send you the withdrawal proceeds.

                                  APPENDIX A:

                              STATE LAW VARIATIONS
                                   (CONTINUED)

RIGHT TO CANCEL ("FREE LOOK")
VARIATIONS TO THE LENGTH OF THE FREE LOOK PERIOD. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was delivered in one of the following states, the Free Look period is as specified below:

                        Idaho (20 days)
                        North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

LOANS
If your Contract is issued in connection with a Qualified Plan that permits loans and your Qualified Plan is subject to Title I of ERISA in the states listed below:

                        Connecticut
                        Oregon
                        Wisconsin

the QUALIFIED PLAN (SUBJECT TO TITLE I OF ERISA) section is replaced as follows:

If your Qualified Plan is subject to Title I of ERISA regulations, you will be charged interest on your Contract Debt at a fixed annual rate, set at the time the loan is made, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the most recently available calendar month, or (b) 4%. In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

To receive a current copy of the Pacific Innovations SAI without charge, call
(800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company
Annuities Division
Post Office Box 7187
Pasadena, CA 91109-7187

Name ____________________________________________

Address _________________________________________

City ____________________________________________ State _______ Zip ___________

PACIFIC INNOVATIONS

WHERE TO GO FOR MORE INFORMATION
You'll find more information about the Pacific Innovations variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2000 as restated and supplemented April 2, 2001.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find the table of contents for the SAI on page 50 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us,or by contacting the SEC. The SEC may charge you a fee for this information.

HOW TO CONTACT US

CALL OR WRITE TO US AT:
Pacific Life Insurance Company
Annuities Division
P.O. Box 7187
Pasadena, California 91109-7187

1-800-722-2333
6 a.m. through 5 p.m. Pacific time

SEND PURCHASE PAYMENTS, OTHER PAYMENTS AND APPLICATION FORMS:

BY MAIL
Pacific Life Insurance Company
P.O. Box 100060
Pasadena, California 91189-0060

BY OVERNIGHT DELIVERY SERVICE
Pacific Life Insurance Company
c/o FCNPC
1111 South Arroyo Parkway, Suite 150
Pasadena, California 91105

HOW TO CONTACT THE SEC

Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet: www.sec.gov

[SIDENOTE]
The Pacific Innovations variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660
(800) 722-2333


Annuities Division mailing address
P.O. Box 7187
Pasadena, CA 91109-7187

Visit us at our Web site: www.PacificLife.com



              [INSURANCE* MARKETPLACE STANDARDS ASSOCIATION LOGO]

                  * Membership promotes ethical market conduct
                     for individual life insurance and annuities





Pacific Life Insurance Company
Annuities Division
P.O. Box 7187
Pasadena, California 91109-7187
ADDRESS SERVICE REQUESTED


1714-1A

                      STATEMENT OF ADDITIONAL INFORMATION
          DATED MAY 1, 2000 AS RESTATED AND SUPPLEMENTED APRIL 2, 2001
                              PACIFIC INNOVATIONS
                               SEPARATE ACCOUNT A

                               -----------------

Pacific Innovations (the "Contract") is a variable annuity contract underwritten by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information ("SAI") is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 2000 as restated and supplemented April 2, 2001 which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                              -------------------

                         Pacific Life Insurance Company
                               Annuities Division
                         Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187
                                 1-800-722-2333

                               TABLE OF CONTENTS

                                                    PAGE NO.
                                                    ---------
PERFORMANCE.......................................        1

    Total Returns.................................        1
    Yields........................................        2
    Performance Comparisons and Benchmarks........        2
    Separate Account Performance..................        3

DISTRIBUTION OF THE CONTRACTS.....................        7
    Pacific Select Distributors, Inc..............        7

THE CONTRACTS AND THE SEPARATE ACCOUNT............        8
    Calculating Subaccount Unit Values............        8
    Variable Annuity Payment Amounts..............        8
    Corresponding Dates...........................       10
    Age and Sex of Annuitant......................       10
    Systematic Transfer Programs..................       11
    Pre-Authorized Withdrawals....................       13
    Death Benefit.................................       13
    1035 Exchanges................................       13
    Safekeeping of Assets.........................       13

FINANCIAL STATEMENTS..............................       14

INDEPENDENT AUDITORS..............................       14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

TOTAL RETURNS

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

AVERAGE ANNUAL TOTAL RETURN

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, and the Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes, any non-recurring fees or charges or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $65,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power
(N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                    T = (ERV/P) TO THE POWER OF (365/N) - 1

where   T    =    average annual total return
        ERV  =    ending redeemable value
        P    =    hypothetical initial payment of $1,000
        N    =    number of days

Average annual total return figures will be given for recent one-, three-, five-and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

AGGREGATE TOTAL RETURN

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge.

NON-STANDARDIZED TOTAL RETURNS

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges and/or increases in Risk Charges, charges for premium, and any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

YIELDS

MONEY MARKET SUBACCOUNT

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes, or any increase in the Risk Charge for an optional Death Benefit Rider, but do reflect a deduction for the Annual Fee, the Risk Charge and the Administrative Fee and assumes an average Contract Value of $65,000.

At December 31, 1999, the Money Market Subaccount's current yield was 4.17% and the effective yield was 4.26%.

OTHER SUBACCOUNTS

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

          YIELD  =   2[( a-b + 1) TO THE POWER OF 6 - 1]
                         ---
                         cd

where:  a    =    net investment income earned during the period by the
                  Portfolio attributable to the Subaccount.
        b    =    expenses accrued for the period (net of reimbursements).
        c    =    the average daily number of Subaccount Units outstanding
                  during the period that were entitled to receive dividends.
        d    =    the Unit Value of the Subaccount Units on the last day of
                  the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, and Administrative Fee, the Annual Fee (assuming an average Contract Value of $65,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or any non-recurring fees or charges.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

PERFORMANCE COMPARISONS AND BENCHMARKS

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical

Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS-Registered Trademark-") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS-Registered Trademark-rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS-Registered Trademark- rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS-Registered Trademark- prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as THE WALL STREET JOURNAL, BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, and MONEY.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

SEPARATE ACCOUNT PERFORMANCE

The Contract was not available prior to 2000. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following table presents the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 1999. The accumulated value ("AV") reflects the deductions for all contractual fees and charges, but does not reflect the withdrawal charge, any nonrecurring fees and charges, any increase in the Risk Charge for an optional Death Benefit Rider or any charges for premium. The full withdrawal value ("FWV") reflects the deductions for all contractual fees and charges, but does not reflect any increase in the Risk Charge for an optional Death Benefit Rider, any nonrecurring fees and charges, and any charges for premium.

  THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE
                            INVESTMENT PERFORMANCE.

                    HISTORICAL SEPARATE ACCOUNT PERFORMANCE
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999**
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE

                                                                    SINCE
                                   1 YEAR*         3 YEARS*       INCEPTION*
                                --------------  --------------  --------------
VARIABLE ACCOUNTS                 AV     FWV      AV     FWV      AV     FWV
-----------------               ------  ------  ------  ------  ------  ------
Aggressive Equity 4/17/96*....   25.58   17.48   12.79   10.87   12.03   12.03
Emerging Markets 4/17/96*.....   51.43   43.33    1.92   (0.45)   0.36    0.36
Small-Cap Equity 10/1/99*.....                                   27.98   19.88
Equity 1/2/96*................   36.62   28.52   26.94   25.43   26.71   26.71
Multi-Strategy 1/2/96*........    5.56   (2.54)  13.21   11.31   12.49   12.49
Equity Income 1/2/96*.........   11.69    3.59   20.15   18.46   19.26   19.26
Growth LT 1/2/96*.............   95.33   87.23   49.42   48.34   40.33   40.33
Mid-Cap Value 1/4/99*.........                                    3.80   (4.39)
Equity Index 1/2/96*..........   18.92   10.82   25.46   23.92   24.01   24.01
Small-Cap Index 1/4/99*.......                                   17.92    9.72
REIT 1/4/99*..................                                   (1.41)  (9.59)
International Value 1/2/96*...   21.11   13.01   10.77    8.77   12.64   12.64
Government Securities
  1/2/96*.....................   (3.31) (11.41)   3.99    1.72    3.35    3.35
Managed Bond 1/2/96*..........   (3.28) (11.38)   4.13    1.87    3.78    3.78
Money Market 1/2/96*..........    3.48   (4.62)   3.71    1.43    3.67    3.67
High Yield Bond 1/2/96*.......    1.47   (6.63)   3.43    1.14    4.95    4.95
Large-Cap Value 1/4/99*.......                                   10.03    1.84

------------
*   Date Variable Account commenced operations.

** Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. ("Alliance Capital") became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

The Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value and Focused 30 Subaccounts started operations after December 31, 1999 and there is no historical value available for these Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio, April 1, 1996 in the case of the Aggressive Equity and Emerging Markets Portfolios and January 4, 1999 in the case of the Mid-Cap Value, Small-Cap Index, REIT and Large-Cap Value Portfolios). Historical performance information for the Equity Portfolio is based in part on the performance of that Portfolio's predecessor; the predecessor series was a series of Pacific Corinthian Variable Fund and began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 2000, these are not actual performance numbers for the Subaccounts or for the Contract.

THESE ARE HYPOTHETICAL TOTAL RETURN NUMBERS based on accumulated value ("AV") and full withdrawal value ("FWV") that represent the actual performance of the Portfolios, adjusted to reflect the deductions for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for non-recurring fees and charges, premium taxes, an optional Death Benefit Rider are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $65,000. The information presented also includes data representing unmanaged market indices.

  THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE
                            INVESTMENT PERFORMANCE.

            HISTORICAL AND HYPOTHETICAL SEPARATE ACCOUNT PERFORMANCE
         ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE

                                                                                          SINCE
                         1 YEAR*         3 YEARS*        5 YEARS*       10 YEARS*       INCEPTION*
                      --------------  --------------  --------------  --------------  --------------
VARIABLE ACCOUNTS       AV     FWV      AV     FWV      AV     FWV      AV     FWV      AV     FWV
-----------------     ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Aggressive Equity...   25.58   17.48  12.79   10.87                                    12.03   12.03
Emerging Markets....   51.43   43.33   1.92   (0.45)                                    0.36    0.36
Small-Cap Equity....   45.47   37.37  23.69   22.10   23.43   23.43   15.10   15.10    16.41   16.41
Equity..............   36.62   28.52  26.94   25.43   25.81   25.81   16.11   16.11    15.65   15.65
Multi-Strategy......    5.56   (2.54) 13.21   11.31   14.74   14.74    9.92    9.92    10.47   10.47
Equity Income.......   11.69    3.59  20.15   18.46   21.54   21.54   13.08   13.08    13.67   13.67
Growth LT...........   95.33   87.23  49.42   48.34                                    34.23   34.23
Mid-Cap Value.......                                                                    3.80   (4.39)
Equity Index........   18.92   10.82  25.46   23.92   26.33   26.33                    18.35   18.35
Small-Cap Index.....                                                                   17.92    9.72
REIT................                                                                   (1.41)  (9.59)
International
  Value.............   21.11   13.01  10.77    8.77   12.23   12.23    6.77    6.77     8.50    8.50
Government
  Securities........   (3.31) (11.41)  3.99    1.72    5.98    5.98    5.91    5.91     6.42    6.42
Managed Bond........   (3.28) (11.38)  4.13    1.87    6.38    6.38    6.47    6.47     6.94    6.94
Money Market........    3.48   (4.62)  3.71    1.43    3.76    3.76    3.47    3.47     3.85    3.85
High Yield Bond.....    1.47   (6.63)  3.43    1.14    7.32    7.32    8.85    8.85     8.15    8.15
Large-Cap Value.....

MAJOR INDICES                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------                   ------  -------  -------  --------
CS First Boston Global High
  Yield Bond..................   3.28     5.37     9.07     11.06
Lehman Brothers Aggregate
  Bond........................  (0.83)    5.73     7.73      7.69
Lehman Brothers Government
  Bond........................  (2.25)    5.57     7.43      7.48
Lehman Brothers
  Government/Corporate Bond...  (2.15)    5.54     7.60      7.66
Lehman Brothers Long-Term
  Government/Corporate Bond...  (7.64)    5.74     8.99      8.65
Morgan Stanley Capital
  International Europe,
  Australasia & Far East......  27.30    16.06    13.15      7.33
Morgan Stanley Capital
  International Emerging
  Markets Free................  63.70     0.91    (0.13)     8.58
NAREIT Equity.................  (4.62)   (1.82)    8.09      9.14
Russell Mid-Cap...............  18.23    18.86    21.86     15.92
Russell 1000 Growth...........  33.16    34.07    32.41     20.32
Russell 2000 Small-Stock......  21.26    13.08    16.69     13.40
Russell 2500..................  24.15    15.72    19.43     15.05
Standard & Poor's 500
  Composite Stock Price.......  21.04    27.56    28.55     18.20

------------
* The performance of the Aggressive Equity, Equity Income, Multi-Strategy, Equity, International Value, and Emerging Markets Variable Accounts for all or a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, and Equity Portfolios differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

TAX DEFERRED ACCUMULATION

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value), the Annual Fee (equal to $30 per year if your Net Contract Value is less than $50,000), any increase in the Risk Charge for an optional Death Benefit Rider (equal to a maximum annual rate of 0.35% of average daily account value), any charge for premium taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 9% of the amount withdrawn attributable to Purchase Payments that are less than one year old, 8% of the amount withdrawn attributable to Purchase Payments that are less than two years old, and 8% of the amount withdrawn attributable to Purchase Payments that are three years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year beginning on the day preceding each Contract Anniversary. During a Contract Year, you may withdraw free of withdrawal charge amounts up to your "Eligible Purchase Payments". Eligible Purchase Payments include 10% annually of total Purchase Payments that have an "age" of less than four years, plus any remaining portion not withdrawn from the previous Contract Year's Eligible Purchase Payments that are derived from Purchase Payments which have an "age" of less than four years, plus 100% of all Purchase Payments that have an "age" of four years or more. Once all Purchase Payments have been deemed withdrawn, any withdrawal will be deemed a withdrawal of your Earnings and will be free of the withdrawal charge. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             POWER OF TAX DEFERRAL
   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       0% GROWTH                 4% GROWTH                 8% GROWTH
        TAXABLE    TAX DEFERRED   TAXABLE    TAX DEFERRED   TAXABLE    TAX DEFERRED
       INVESTMENT   INVESTMENT   INVESTMENT   INVESTMENT   INVESTMENT   INVESTMENT
YEARS  BEFORE TAX   BEFORE TAX   BEFORE TAX   BEFORE TAX   BEFORE TAX   BEFORE TAX
10        $10,000       $10,000     $12,876       $13,074     $16,476       $17,417
20        $10,000       $10,000     $16,579       $17,623     $27,146       $33,430
30        $10,000       $10,000     $21,347       $24,358     $44,726       $68,001

                         DISTRIBUTION OF THE CONTRACTS

PACIFIC SELECT DISTRIBUTORS, INC. ("PSD")

Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD for 1999 with regard to this Contract was $0 of which $0 was retained.

                     THE CONTRACTS AND THE SEPARATE ACCOUNT

CALCULATING SUBACCOUNT UNIT VALUES

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                       Y X Z

  where  (Y)  =    the Unit Value for that Subaccount as of the end of the
                   preceding Business Day; and

         (Z)  =    the Net Investment Factor for that Subaccount for the period
                   (a "valuation period") between that Business Day and the
                   immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                              (A DIVIDED BY B) - C

  where  (A)  =    the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c
            where  (a)  =    the net asset value per share of the corresponding
                             Portfolio shares held by that Subaccount as of the
                             end of that valuation period;
                   (b)  =    the per share amount of any dividend or capital gain
                             distributions made by the Fund for that Portfolio
                             during that valuation period; and
                   (c)  =    any per share charge (a negative number) or credit
                             (a positive number) for any income taxes and/or any
                             other taxes or other amounts set aside during that
                             valuation period as a reserve for any income and/or
                             any other taxes which we determine to have resulted
                             from the operations of the Subaccount or Contract,
                             and/or any taxes attributable, directly or
                             indirectly, to Purchase Payments;
         (B)  =    the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
                   a factor that assesses against the Subaccount net assets for
         (C)  =    each calendar day in the valuation period the basic Risk
                   Charge plus any applicable increase in the Risk Charge and the
                   Administrative Fee (see CHARGES, FEES AND DEDUCTIONS in the
                   Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

VARIABLE ANNUITY PAYMENT AMOUNTS

The following steps show how we determine the amount of each variable annuity payment under your Contract.

FIRST: PAY APPLICABLE PREMIUM TAXES

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fee, withdrawal charge, and less any charges for premium taxes without converting this amount into annuity payments.

SECOND: THE FIRST VARIABLE PAYMENT

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option

Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

    EXAMPLE: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

THIRD: SUBACCOUNT ANNUITY UNITS

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

FOURTH: THE SUBSEQUENT VARIABLE PAYMENTS

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an Optional Death Benefit Rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

UNDERSTANDING THE "ASSUMED INVESTMENT RETURN" FACTOR

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% (or such other rate of return you may elect) each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

    EXAMPLE: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, BUT THE SUBACCOUNT ANNUITY UNIT VALUE WOULD NOT INCREASE (OR DECREASE) AT ALL. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
    1.05 = 1; 1 - 1 = 0; 0 X 100% = 0%.
     ----
     1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

    EXAMPLE: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, BUT THE SUBACCOUNT ANNUITY UNIT VALUE WOULD DECREASE AT A RATE OF 2.29% PER YEAR. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
    1.026 = 0.9771; 0.9771 - 1 = -0.0229; -0.0229 X 100% = -2.29%.
    ----
    1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

CORRESPONDING DATES

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

    EXAMPLE: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

    EXAMPLE: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

AGE AND SEX OF ANNUITANT

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant's correct Age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct Age and/or sex.

SYSTEMATIC TRANSFER PROGRAMS

The Fixed Account is not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time.

DOLLAR COST AVERAGING

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money FROM (your "source account"). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of
(i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) your Annuity Date. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

PORTFOLIO REBALANCING

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the

Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

EARNINGS SWEEP

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

PRE-AUTHORIZED WITHDRAWALS

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

DEATH BENEFIT

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date.

1035 EXCHANGES

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

SAFEKEEPING OF ASSETS

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

                              FINANCIAL STATEMENTS

The statement of net assets of Separate Account A as of December 31, 1999 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 1999. Pacific Life's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are set forth beginning on the next page. These financial statement should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

The information in Separate Account A's Annual Report relates to variable annuity contracts other than the Contract that we have issued and that are funded by Separate Account A.

                              INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT
-----------------------------------

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 22, 2000

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                     December 31,
                                                                  1999         1998
--------------------------------------------------------------------------------------
                                                                    (IN MILLIONS)
ASSETS
Investments:
    Securities available for sale at estimated fair value:
        Fixed maturity securities                               $14,814.0    $13,804.7
        Equity securities                                           295.2        547.5
    Trading securities at estimated fair value                       99.9         97.0
    Mortgage loans                                                2,920.2      2,788.7
    Real estate                                                     236.0        172.7
    Policy loans                                                  4,258.5      4,003.2
    Other investments                                               882.7        951.7
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                                23,506.5     22,365.5
Cash and cash equivalents                                           439.4        154.1
Deferred policy acquisition costs                                 1,446.1        899.8
Accrued investment income                                           287.2        259.3
Other assets                                                        830.7        361.2
Separate account assets                                          23,613.1     15,844.0
--------------------------------------------------------------------------------------
TOTAL ASSETS                                                    $50,123.0    $39,883.9
======================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Universal life and investment-type products                 $19,045.5    $17,973.0
    Future policy benefits                                        4,386.0      2,480.5
    Short-term and long-term debt                                   224.4        445.1
    Other liabilities                                               939.2        813.3
    Separate account liabilities                                 23,613.1     15,844.0
--------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                48,208.2     37,555.9
--------------------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
    Common stock - $50 par value; 600,000 shares authorized,
      issued and outstanding                                         30.0         30.0
    Paid-in capital                                                 139.9        126.2
    Unearned ESOP shares                                            (11.6)
    Retained earnings                                             2,034.5      1,663.5
    Accumulated other comprehensive income (loss) -
      Unrealized gain (loss) on securities available for
      sale, net                                                    (278.0)       508.3
--------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                        1,914.8      2,328.0
--------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                      $50,123.0    $39,883.9
======================================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                    Years Ended December 31,
                                                                  1999        1998        1997
------------------------------------------------------------------------------------------------
                                                                         (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fees          $  653.8    $  525.3    $  431.2
Insurance premiums                                                 483.9       537.1       526.4
Net investment income                                            1,473.3     1,413.6     1,325.4
Net realized investment gains                                      101.5        39.4        85.4
Commission revenue                                                 234.3       220.1       146.6
Other income                                                       144.7       112.5        97.9
------------------------------------------------------------------------------------------------
TOTAL REVENUES                                                   3,091.5     2,848.0     2,612.9
------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life and investment-type
  products                                                         904.4       880.8       797.8
Policy benefits paid or provided                                   734.4       757.0       712.6
Commission expenses                                                484.6       387.2       305.1
Operating expenses                                                 453.4       468.0       507.9
------------------------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                                      2,576.8     2,493.0     2,323.4
------------------------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                           514.7       355.0       289.5
Provision for income taxes                                         143.7       113.5       113.5
------------------------------------------------------------------------------------------------

NET INCOME                                                      $  371.0    $  241.5    $  176.0
================================================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                              Accumulated
                                        Common Stock                  Unearned                   Other
                                     -------------------   Paid-in      ESOP      Retained   Comprehensive
                                      Shares     Amount    Capital     Shares     Earnings   Income (Loss)     Total
----------------------------------------------------------------------------------------------------------------------
                                                                       (IN MILLIONS)
BALANCES,
  JANUARY 1, 1997                                                                 $1,318.0      $ 379.2       $1,697.2
Comprehensive income:
    Net income                                                                      176.0                        176.0
    Change in unrealized gain on
      securities available for
      sale, net                                                                                   196.0          196.0
                                                                                                              --------
Total comprehensive income                                                                                       372.0
Issuance of partnership units by
  affiliate                                                  $85.1                                                85.1
Initial member capitalization of
  Pacific Mutual Holding Company                                                     (2.0)                        (2.0)
Issuance of common stock               0.6       $30.0        35.0                  (65.0)
Dividend paid to Pacific LifeCorp                                                    (5.0)                        (5.0)
----------------------------------------------------------------------------------------------------------------------
BALANCES,
  DECEMBER 31, 1997                    0.6        30.0       120.1                1,422.0         575.2        2,147.3
Comprehensive income:
    Net income                                                                      241.5                        241.5
    Change in unrealized gain on
      securities available for
      sale, net                                                                                   (66.9)         (66.9)
                                                                                                              --------
Total comprehensive income                                                                                       174.6
Issuance of partnership units by
  affiliate                                                    6.1                                                 6.1
----------------------------------------------------------------------------------------------------------------------
BALANCES,
  DECEMBER 31, 1998                    0.6        30.0       126.2                1,663.5         508.3        2,328.0
Comprehensive loss:
    Net income                                                                      371.0                        371.0
    Change in unrealized gain on
      securities available for
      sale, net                                                                                  (786.3)        (786.3)
                                                                                                              --------
Total comprehensive loss                                                                                        (415.3)
Issuance of partnership units by
  affiliate                                                   10.6                                                10.6
Capital contribution                                           3.1                                                 3.1
Purchase of ESOP note                                                  $(13.1)                                   (13.1)
Allocation of unearned ESOP shares                                        1.5                                      1.5
----------------------------------------------------------------------------------------------------------------------
BALANCES,
  DECEMBER 31, 1999                    0.6       $30.0      $139.9     $(11.6)    $2,034.5      $(278.0)      $1,914.8
======================================================================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                     Years Ended December 31,
                                                                  1999         1998         1997
---------------------------------------------------------------------------------------------------
                                                                           (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                      $   371.0    $   241.5    $   176.0
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Amortization on fixed maturity securities                       (77.8)       (39.4)       (26.6)
    Depreciation and other amortization                              20.5         26.0         38.3
    Earnings of equity method investees                             (92.9)       (99.0)       (78.1)
    Deferred income taxes                                            (8.5)       (20.6)       (14.4)
    Net realized investment gains                                  (101.5)       (39.4)       (85.4)
    Net change in deferred policy acquisition costs                (546.3)      (171.9)      (196.4)
    Interest credited to universal life and investment-type
      products                                                      904.4        880.8        797.8
    Change in trading securities                                     (2.9)       (14.3)       (18.3)
    Change in accrued investment income                             (27.9)         3.1        (59.9)
    Change in future policy benefits                                 58.1         (9.7)       (16.3)
    Change in other assets and liabilities                          207.1        102.2        574.9
---------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                           703.3        859.3      1,091.6
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
    Purchases                                                    (4,173.4)    (4,330.5)    (6,272.3)
    Sales                                                         2,333.8      2,209.3      2,224.1
    Maturities and repayments                                     1,400.3      2,221.8      2,394.6
Repayments of mortgage loans                                        681.0        334.9        179.3
Proceeds from sales of mortgage loans and real estate                24.4         43.3        104.4
Purchases of mortgage loans and real estate                        (886.3)    (1,246.3)      (643.7)
Distributions from partnerships                                     138.2        119.5         91.6
Change in policy loans                                             (255.3)      (129.7)      (301.4)
Cash received from acquisitions of insurance blocks of
  business                                                          164.9                   1,215.9
Other investing activity, net                                       255.6       (466.6)       (70.8)
---------------------------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                              (316.8)    (1,244.3)    (1,078.3)
---------------------------------------------------------------------------------------------------
(CONTINUED)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                     Years Ended December 31,
(CONTINUED)                                                       1999         1998         1997
---------------------------------------------------------------------------------------------------
                                                                           (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
    Deposits                                                    $ 4,453.4    $ 4,007.0    $ 2,679.8
    Withdrawals                                                  (4,322.3)    (3,770.7)    (2,667.3)
Net change in short-term and long-term debt                        (220.7)       191.5        (16.5)
Purchase of ESOP note                                               (13.1)
Allocation of unearned ESOP shares                                    1.5
Initial capitalization of Pacific Mutual Holding Company                                       (2.0)
Dividend paid to Pacific LifeCorp                                                              (5.0)
---------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                (101.2)       427.8        (11.0)
---------------------------------------------------------------------------------------------------

Net change in cash and cash equivalents                             285.3         42.8          2.3
Cash and cash equivalents, beginning of year                        154.1        111.3        109.0
---------------------------------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR                          $   439.4    $   154.1    $   111.3
===================================================================================================
SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisitions of an annuity and an insurance block of business in 1999 and
  1997, respectively, as discussed in Note 4, the following assets and liabilities were assumed:

                Fixed maturity securities                       $ 1,592.7
                Cash and cash equivalents                           164.9                 $ 1,215.9
                Policy loans                                                                  440.3
                Other assets                                        100.4                      43.4
                                                                ---------                 ---------
                    Total assets assumed                        $ 1,858.0                 $ 1,699.6
                                                                ---------                 ---------

                Policyholder account values                                               $ 1,693.8
                Annuity reserves                                $ 1,847.4
                Other liabilities                                    10.6                       5.8
                                                                ---------                 ---------
                    Total liabilities assumed                   $ 1,858.0                 $ 1,699.6
                                                                ---------                 ---------
===================================================================================================
SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling$30 million and $35 million to paid-in capital.
===================================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid                                                   $83.0       $127.9       $153.0
Interest paid                                                       $23.3       $ 24.0       $ 26.1
===================================================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     DESCRIPTION OF BUSINESS

     Pacific Life Insurance Company ("Pacific Life") was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company ("PMHC"), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the "Conversion"). As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

     Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

     BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

     NEW ACCOUNTING PRONOUNCEMENTS

     On January 1, 1999, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. Adoption of this accounting standard did not have a material impact on the Company's consolidated financial statements.

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133, as amended by SFAS
     No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires, among other things, that all derivatives be recognized in the consolidated statements of financial condition as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. The Company is required to adopt SFAS No. 133 as of January 1, 2001. The Company is in the process of quantifying the impact of SFAS No. 133 on its consolidated financial statements.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     During 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The Company currently plans to adopt SOP 98-7 on January 1, 2000. Adoption of this accounting standard is not expected to have a material impact on the Company's consolidated financial statements.

     INVESTMENTS

     Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at estimated fair value with unrealized gains and losses included in net realized investment gains on the accompanying consolidated statements of operations.

     For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

     Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains on the accompanying consolidated statements of operations.

     Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains on the accompanying consolidated statements of operations.

     Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

     Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

     Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments on the accompanying consolidated statements of financial condition.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The Company, through its wholly owned subsidiary Pacific Asset Management LLC ("PAM"), has an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. ("PIMCO Advisors") as of December 31, 1999 and 1998. In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. During 1999 and 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the years ended December 31, 1999 and 1998, there was a direct increase to the Company's stockholder's equity of $10.6 million and $6.1 million, respectively. During 1998, the Company also acquired the beneficial ownership of additional partnership units. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements.

     On October 31, 1999, PAM entered into an Implementation and Merger Agreement with Allianz of America, Inc. ("Allianz") and a number of other parties in which Allianz will purchase 70% of the outstanding partnership units of PIMCO Advisors. PAM is exchanging its interest in PIMCO Advisors for a beneficial economic interest in a new class of PIMCO Advisors partnership units with a cash distribution comprised of a fixed and variable return. This transaction is anticipated to close during the first half of 2000, subject to certain closing conditions and approvals.

     In connection with this transaction, PAM has entered into a Continuing Investment Agreement with Allianz with respect to its investment in PIMCO Advisors. The investment in PIMCO Advisors held by PAM will be subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the investment in PIMCO Advisors held by PAM. The put option price would be the distributions per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its investment in PIMCO Advisors to Allianz. The call option price would be the distributions per unit, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0 if the call per unit value is at least $50.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1999, 1998 and 1997, amortization of deferred policy acquisition costs included in commission expenses amounted to $131.7 million, $73.0 million and $50.2 million, respectively, and included in operating expenses amounted to $55.4 million, $33.5 million and $29.4 million, respectively, on the accompanying consolidated statements of operations.

     UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

     Universal life and investment-type products, including guaranteed investment contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4% to 8.4% during 1999, 1998 and 1997.

     FUTURE POLICY BENEFITS

     Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1999, 1998 and 1997. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.

     Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1999 and 1998, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

     REVENUES AND EXPENSES

     Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

     Generally, receipts for universal life, annuities and other investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

     Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DEPRECIATION AND AMORTIZATION

     Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of certain other assets is included in operating expenses on the accompanying consolidated statements of operations.

     INCOME TAXES

     Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

     SEPARATE ACCOUNTS

     Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

     ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

     RISKS AND UNCERTAINTIES

     The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

     Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

     The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

     The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products, and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RECLASSIFICATIONS

     Certain prior year amounts have been reclassified to conform to the 1999 financial statement presentation.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.    STATUTORY RESULTS

     The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                      December 31,
                                                     1999      1998
                                                   ------------------
                                                     (IN MILLIONS)
         Statutory capital and surplus             $1,219.1  $1,157.4
             Deferred policy acquisition costs      1,398.6     944.5
             Deferred income taxes                    304.5     307.1
             Asset valuation reserve                  232.1     298.7
             Non admitted assets                       83.3      40.4
             Subsidiary equity                         25.2      26.5
             Surplus notes                           (149.6)   (149.6)
             Unrealized gain (loss) on securities
               available for sale, net               (278.0)    508.3
             Insurance and annuity reserves          (845.2)   (654.4)
             Other                                    (75.2)   (150.9)
                                                   ------------------
         Stockholder's equity as reported herein   $1,914.8  $2,328.0
                                                   ==================

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Statutory net income                 $ 168.4  $ 187.6  $ 121.5
             Deferred policy acquisition
               costs                            379.2    177.3    160.4
             Deferred income taxes               (2.7)    17.9     41.2
             Earnings of subsidiaries           (27.5)   (32.8)   (40.6)
             Insurance and annuity reserves    (184.3)  (145.1)  (107.0)
             Other                               37.9     36.6      0.5
                                              -------------------------
         Net income as reported herein        $ 371.0  $ 241.5  $ 176.0
                                              =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.    STATUTORY RESULTS (CONTINUED)

     RISK-BASED CAPITAL

     Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1999 and 1998, Pacific Life and Pacific Life & Annuity Company, formerly PM Group Life Insurance Company, a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

     CODIFICATION

     In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

     DIVIDEND RESTRICTIONS

     Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1999 statutory results, Pacific Life could pay $174.0 million in dividends in 2000 without prior approval. No dividends were paid during 1999 and 1998.

     The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 1999 and 1998.

     PERMITTED PRACTICE

     Net cash distributions received on PAM's investment in PIMCO Advisors are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

3.    CLOSED BLOCK

     In connection with the Conversion, an arrangement known as a closed block (the "Closed Block") was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.    CLOSED BLOCK (CONTINUED)

     Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $293.5 million and $311.6 million as of December 31, 1999 and 1998, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits amounted to $341.8 million and $352.8 million as of December 31, 1999 and 1998, respectively. The contribution to income from the Closed Block amounted to $3.8 million, $5.1 million and $5.7 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 1999, 1998 and 1997, respectively.

4.    ACQUISITIONS

     Effective July 15, 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation ("Confederation Life"). This block of business consists of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

     The remaining cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $74.5 million as of December 31, 1999, and is included in deferred policy acquisition costs on the accompanying consolidated statement of financial condition. Amortization of this asset for the year ended December 31, 1999 amounted to $0.4 million, and is included in commission expense on the accompanying consolidated statement of operations.

     On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life, which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of $1.7 billion. The assets received as part of this acquisition amounted to $1.2 billion in cash and $0.4 billion in policy loans. This block is primarily non leveraged COLI.

     The remaining cost of acquiring this COLI business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $27.9 million and $36.5 million as of December 31, 1999 and 1998, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1999, 1998 and 1997 amounted to $8.6 million, $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.

     During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.    INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                      Gross Unrealized
                                          Amortized   ----------------   Estimated
                                            Cost       Gains   Losses   Fair Value
                                         ------------------------------------------
                                                       (IN MILLIONS)
         As of December 31, 1999:
         ------------------------------
         U.S. Treasury securities and
           obligations of
           U.S. government authorities
           and agencies                  $    107.7   $  9.3   $  1.0   $    116.0
         Obligations of states,
           political subdivisions             642.0     13.0     27.7        627.3
         Foreign governments                  285.0     10.5      6.7        288.8
         Corporate securities               8,725.0    220.3    387.4      8,557.9
         Mortgage-backed and
           asset-backed securities          5,323.8     33.7    251.1      5,106.4
         Redeemable preferred stock           108.5     14.2      5.1        117.6
                                         ------------------------------------------
         Total fixed maturity
           securities                    $ 15,192.0   $301.0   $679.0   $ 14,814.0
                                         ==========================================
         Total equity securities         $    269.3   $ 57.0   $ 31.1   $    295.2
                                         ==========================================
         As of December 31, 1998:
         ------------------------------
         U.S. Treasury securities and
           obligations of
           U.S. government authorities
           and agencies                  $     95.6   $ 25.1            $    120.7
         Obligations of states,
           political subdivisions             481.9     91.3   $ 11.8        561.4
         Foreign governments                  253.1     28.3      4.3        277.1
         Corporate securities               7,888.7    446.3    124.5      8,210.5
         Mortgage-backed and
           asset-backed securities          4,434.7    143.1     53.0      4,524.8
         Redeemable preferred stock           104.0     11.3      5.1        110.2
                                         ------------------------------------------
         Total fixed maturity
           securities                    $ 13,258.0   $745.4   $198.7   $ 13,804.7
                                         ==========================================
         Total equity securities         $    364.4   $202.6   $ 19.5   $    547.5
                                         ==========================================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.    INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 1999, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Amortized   Estimated
                                                      Cost     Fair Value
                                                   ----------------------
                                                       (IN MILLIONS)
         Due in one year or less                   $   566.5   $   572.6
         Due after one year through five years       3,324.0     3,366.5
         Due after five years through ten years      2,995.9     2,921.4
         Due after ten years                         2,981.8     2,847.1
                                                   ----------------------
                                                     9,868.2     9,707.6
         Mortgage-backed and asset-backed
           securities                                5,323.8     5,106.4
                                                   ----------------------
         Total                                     $15,192.0   $14,814.0
                                                   ======================

     Major categories of investment income are summarized as follows:

                                                Years Ended December 31,
                                                1999      1998      1997
                                              ----------------------------
                                                     (IN MILLIONS)
         Fixed maturity securities            $1,030.3  $  929.7  $  940.2
         Equity securities                        14.6      13.5      10.2
         Mortgage loans                          205.6     174.6     129.5
         Real estate                              46.5      38.1      53.6
         Policy loans                            158.6     161.5     144.3
         Other                                   131.7     203.2     156.2
                                              ----------------------------
           Gross investment income             1,587.3   1,520.6   1,434.0
         Investment expense                      114.0     107.0     108.6
                                              ----------------------------
           Net investment income              $1,473.3  $1,413.6  $1,325.4
                                              ============================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.    INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

     Net realized investment gain, including changes in valuation allowances, are as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Fixed maturity securities available
           for sale:
             Gross gain                       $ 89.3   $ 92.7   $ 56.3
             Gross loss                        (72.9)   (84.8)   (31.1)
         Equity securites available for
           sale:
             Gross gain                        109.0     40.9     36.1
             Gross loss                        (52.0)    (6.8)    (6.2)
         Mortgage loans on real estate          10.1    (10.7)    (4.6)
         Real estate                            18.0      1.2     16.9
         Other investments                                6.9     18.0
                                              -------------------------
         Total                                $101.5   $ 39.4   $ 85.4
                                              =========================

     The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                                     December 31,
                                                1999      1998     1997
                                              --------------------------
                                                    (IN MILLIONS)
         Available for sale securities:
             Fixed maturity                   $  (924.7) $(229.5) $223.5
             Equity                              (157.2)    63.1    85.7
                                              --------------------------
         Total                                $(1,081.9) $(166.4) $309.2
                                              ==========================

         Trading securities                   $     0.4  $  (2.5) $ (1.1)
                                              ==========================

     As of December 31, 1999 and 1998, investments in fixed maturity securities with a carrying value of $12.6 million and $13.0 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. One diversified financial security, rated AA, exceeds 10% of total stockholder's equity as of December 31, 1999.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.    FINANCIAL INSTRUMENTS

     The estimated fair values of the Company's financial instruments are as follows:

                                           December 31, 1999      December 31, 1998
                                         ---------------------  ---------------------
                                         Carrying   Estimated   Carrying   Estimated
                                          Amount    Fair Value   Amount    Fair Value
                                         --------------------------------------------
                                                        (IN MILLIONS)
         Assets:
             Fixed maturity and equity
               securities (Note 5)       $15,109.2  $15,109.2   $14,352.2  $14,352.2
             Trading securities               99.9       99.9        97.0       97.0
             Mortgage loans                2,920.2    2,983.8     2,788.7    2,911.2
             Policy loans                  4,258.5    4,258.5     4,003.2    4,003.2
             Cash and cash equivalents       439.4      439.4       154.1      154.1
             Derivative instruments           43.5       43.5       176.1      176.1
         Liabilities:
             Guaranteed interest
               contracts                   6,365.0    6,296.3     5,665.3    5,751.0
             Deposit liabilities             544.9      533.7       599.9      626.7
             Annuity liabilities           1,323.3    1,304.8     1,448.0    1,430.1
             Short-term debt                  60.0       60.0       295.5      295.5
             Long-term debt                  164.4      164.3       149.6      176.0
             Derivative instruments          229.5      229.5        36.0       36.0

     The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1999 and 1998:

     TRADING SECURITIES

     The estimated fair value of trading securities is based on quoted market prices.

     MORTGAGE LOANS

     The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

     POLICY LOANS

     The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

     CASH AND CASH EQUIVALENTS

     The carrying values approximate fair values due to the short-term maturities of these instruments.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.    FINANCIAL INSTRUMENTS (CONTINUED)

     GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

     The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

     ANNUITY LIABILITIES

     The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

     SHORT-TERM DEBT

     The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

     LONG-TERM DEBT

     The estimated fair value of surplus notes is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 1999, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.    DERIVATIVE INSTRUMENTS

     Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

     Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off balance sheet counterparty risk.

     Outstanding derivatives with off balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 1999 and 1998 are as follows:

                                                                   Assets (Liabilities)
                                                        ------------------------------------------
                                       Notional or      Carrying  Estimated   Carrying  Estimated
                                     Contract Amounts    Value    Fair Value   Value    Fair Value
                                      1999      1998      1999       1999       1998       1998
                                    --------------------------------------------------------------
                                                            (IN MILLIONS)
         Interest rate floors,
           caps, options and
           swaptions                $1,003.0  $2,653.0  $   5.0    $   5.0     $ 67.9     $ 67.9
         Interest rate swap
           contracts                 2,867.5   2,608.6     38.5       38.5      (23.3)     (23.3)
         Asset swap contracts           58.1      63.2     (3.6)      (3.6)      (3.6)      (3.6)
         Credit default and total
           return swaps              2,061.9     649.6    (43.1)     (43.1)      (9.1)      (9.1)
         Financial futures
           contracts                   676.8     608.9
         Foreign currency
           derivatives               1,685.1   1,131.2   (182.8)    (182.8)     108.2      108.2
                                    --------------------------------------------------------------
         Total derivatives          $8,352.4  $7,714.5  $(186.0)   $(186.0)    $140.1     $140.1
                                    ==============================================================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.    DERIVATIVE INSTRUMENTS (CONTINUED)

     A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                            Balance                    Terminations
                                           Beginning                       and        Balance
                                            of Year      Acquisitions   Maturities      End
                                                                                      of Year
                                         -----------------------------------------------------
                                                             (IN MILLIONS)
         December 31, 1999:
         ------------------------------
             Interest rate floors,
               caps, options and
               swaptions                    $2,653.0       $  670.9      $2,320.9    $1,003.0
             Interest rate swap
               contracts                     2,608.6        1,226.2         967.3     2,867.5
             Asset swap contracts               63.2            7.8          12.9        58.1
             Credit default and total
               return swaps                    649.6        1,617.3         205.0     2,061.9
             Financial futures
               contracts                       608.9        5,586.8       5,518.9       676.8
             Foreign currency
               derivatives                   1,131.2          874.0         320.1     1,685.1

         December 31, 1998:
         ------------------------------
             Interest rate floors,
               caps, options and
               swaptions                     2,730.0          160.6         237.6     2,653.0
             Interest rate swap
               contracts                     2,026.1          960.8         378.3     2,608.6
             Asset swap contracts               67.4           30.3          34.5        63.2
             Credit default and total
               return swaps                    288.5          771.5         410.4       649.6
             Financial futures
               contracts                       214.1        4,108.4       3,713.6       608.9
             Foreign currency
               derivatives                     207.0          959.4          35.2     1,131.2

     Interest Rate Floors, Caps, Options and Swaptions

     The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities on the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income on the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 2000 through 2017.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.    DERIVATIVE INSTRUMENTS (CONTINUED)

     Interest Rate Swap Contracts

     The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 2000 through 2021.

     Asset Swap Contracts

     The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.

     Credit Default and Total Return Swaps

     The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 2000 through 2028.

     Financial Futures Contracts

     The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

     Foreign Currency Derivatives

     The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 2000 through 2013.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.    UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

     The detail of universal life and investment-type product liabilities is as follows:

                                                       December 31,
                                                     1999       1998
                                                   --------------------
                                                      (IN MILLIONS)
         Universal life                            $10,807.7  $10,218.0
         Investment-type products                    8,237.8    7,755.0
                                                   --------------------
                                                   $19,045.5  $17,973.0
                                                   ====================

     The detail of universal life and investment-type product policy fees and interest credited net of reinsurance ceded is as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Policy fees:
             Universal life                   $509.2   $439.9   $377.5
             Investment-type products          144.6     85.4     53.7
                                              -------------------------
         Total policy fees                    $653.8   $525.3   $431.2
                                              =========================

         Interest credited:
             Universal life                   $443.9   $440.8   $368.2
             Investment-type products          460.5    440.0    429.6
                                              -------------------------
         Total interest credited              $904.4   $880.8   $797.8
                                              =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.    LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

     Activity in the liability for unpaid claims and claim adjustment expenses, which is included in future policy benefits on the accompanying consolidated statements of financial condition, is summarized as follows:

                                                    Years Ended
                                                    December 31,
                                                    1999    1998
                                                   --------------
                                                   (IN MILLIONS)
         Balance at January 1                      $137.4  $140.5
             Less reinsurance recoverables            0.1     0.7
                                                   --------------
         Net balance at January 1                   137.3   139.8
                                                   --------------
         Incurred related to:
             Current year                           376.8   412.9
             Prior years                            (33.8)  (18.3)
                                                   --------------
         Total incurred                             343.0   394.6
                                                   --------------
         Paid related to:
             Current year                           286.7   303.5
             Prior years                             77.1    93.6
                                                   --------------
         Total paid                                 363.8   397.1
                                                   --------------
         Net balance at December 31                 116.5   137.3
             Plus reinsurance recoverables            0.1     0.1
                                                   --------------
         Balance at December 31                    $116.6  $137.4
                                                   ==============

     As a result of payment of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33.8 million and $18.3 million for the years ended December 31, 1999 and 1998, respectively. The reduction is primarily due to lower than anticipated settlement of claims and reduced claim adjustment expenses.

10.   SHORT-TERM AND LONG-TERM DEBT

     Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 1999. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998 bearing an average interest rate of 5.2%. As of December 31, 1999 and 1998, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 1999 and 1998.

     PAM had bank borrowings outstanding of $60 million as of December 31, 1999 and 1998. The interest rate was 6.0%, 5.1% and 6.2% as of December 31, 1999, 1998 and 1997, respectively. Outstanding debt is due and payable in 2000 and subject to renewal. The borrowing limit for PAM as of December 31, 1999 and 1998 was $100 million and $200 million, respectively.

     In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 1999 was $14.8 million.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.   SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

     Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1999, 1998 and 1997 and is included in net investment income on the accompanying consolidated statements of operations.

11.   INCOME TAXES

     The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

     The provision for income taxes is as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Current                              $152.2   $134.1   $127.9
         Deferred                               (8.5)   (20.6)   (14.4)
                                              -------------------------
                                              $143.7   $113.5   $113.5
                                              =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.   INCOME TAXES (CONTINUED)

     The sources of the Company's provision for deferred taxes are as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Policyholder reserves                $ 50.9   $(29.5)  $ 20.1
         Deferred policy acquisition costs      20.0    (12.6)   (18.0)
         Non deductible reserves                 4.0     28.2    (27.6)
         Partnership income                    (25.6)    20.8
         Investment valuation                  (28.0)   (24.5)     3.9
         Duration hedging                      (29.6)    20.8     (2.6)
         Other                                  (0.2)    (2.6)     9.8
                                              -------------------------
         Deferred taxes from operations         (8.5)     0.6    (14.4)
         Release of subsidiary deferred
           taxes                                        (21.2)
                                              -------------------------
         Deferred tax provision               $ (8.5)  $(20.6)  $(14.4)
                                              =========================

     The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

     A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Provision for income taxes at the
           statutory rate                     $180.1   $124.2   $101.3
             Amortization of intangibles on
               equity
               method investments                2.0      4.3      7.6
             Non taxable investment income      (7.3)    (3.6)    (2.6)
             Tax settlement                     (7.5)
             Low income housing tax credits    (19.2)    (3.9)
             Equity tax                                  (5.0)     5.0
             Other                              (4.4)    (2.5)     2.2
                                              -------------------------
         Provision for income taxes           $143.7   $113.5   $113.5
                                              =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.   INCOME TAXES (CONTINUED)

     The net deferred tax asset (liability), included in other assets on the accompanying consolidated statements of financial condition, is comprised of the following tax effected temporary differences:

                                                    December 31,
                                                    1999    1998
                                                   ---------------
                                                    (IN MILLIONS)
         Deferred tax assets
             Policyholder reserves                 $203.4  $ 254.3
             Investment valuation                    72.7     44.7
             Deferred compensation                   35.4     33.7
             Duration hedging                        21.1     (8.5)
             Postretirement benefits                  9.0      8.9
             Dividends                                8.4      7.6
             Partnership income                       4.8    (20.8)
             Non deductible reserves                  1.9      5.9
             Other                                    3.1      5.2
                                                   ---------------
         Total deferred tax assets                  359.8    331.0
         Deferred tax liabilities
             Deferred policy acquisition costs       44.0     24.0
             Depreciation                             2.7      2.4
                                                   ---------------
         Total deferred tax liabilities              46.7     26.4
                                                   ---------------
         Net deferred tax asset from operations     313.1    304.6
         Unrealized (gain) loss on securities       150.8   (272.3)
         Issuance of partnership units by
           affiliate                                (81.1)   (74.9)
                                                   ---------------
         Net deferred tax asset (liability)        $382.8  $ (42.6)
                                                   ===============

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.   COMPREHENSIVE INCOME

     The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder's equity and the note herein. Other comprehensive income is shown net of reclassification adjustments and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:

                                           Years Ended December 31,
                                             1999      1998    1997
                                           -------------------------
                                                 (IN MILLIONS)
      Calculation of Holding Gain (Loss):
      -----------------------------------
          Gross holding gain (loss) on
            securities
            available for sale             $(1,179.7) $(53.8) $359.8
          Deferred policy acquisition
            costs                               43.9    (6.9)   (3.1)
          Tax (expense) benefit                397.7    21.1  (125.1)
                                           -------------------------
          Holding gain (loss) on
            securities available
            for sale, net of tax           $  (738.1) $(39.6) $231.6
                                           =========================
      Calculation of Reclassification
        Adjustment:
      -----------------------------------
          Realized gain on sale of
            securities
            available for sale             $    73.4  $ 42.0  $ 55.1
          Tax expense                          (25.2)  (14.7)  (19.5)
                                           -------------------------
          Reclassification adjustment,
            net of tax                     $    48.2  $ 27.3  $ 35.6
                                           =========================
      Amounts Reported in Other
        Comprehensive Income:
      -----------------------------------
          Holding gain (loss) on
            securities available
            for sale, net of tax           $  (738.1) $(39.6) $231.6
          Less reclassification
            adjustment, net of tax              48.2    27.3    35.6
                                           -------------------------
          Net unrealized gain (loss)
            recognized in other
            comprehensive income (loss)    $  (786.3) $(66.9) $196.0
                                           =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.   REINSURANCE

     The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                 December 31,
                                                 1999    1998
                                                --------------
                                                (IN MILLIONS)
      Reinsured universal life deposits         $(55.3) $(46.0)
      Future policy benefits                     141.8   108.9
      Unpaid claims                                8.5    12.5
      Paid claims                                  6.4    24.3

     As of December 31, 1999, 74% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

     Revenues and benefits are shown net of the following reinsurance transactions:

                                           Years Ended December 31,
                                            1999     1998     1997
                                           -------------------------
                                                 (IN MILLIONS)
      Ceded reinsurance netted against
        insurance premiums                 $ 92.8   $ 82.7   $ 70.7
      Assumed reinsurance included in
        insurance premiums                   13.9     17.2     18.1
      Ceded reinsurance netted against
        policy fees                          52.3     65.0     77.5
      Ceded reinsurance netted against
        net investment income               211.9    203.3    204.9
      Ceded reinsurance netted against
        interest credited                   110.5    162.8    165.8
      Ceded reinsurance netted against
        policy benefits                      88.4    121.3     93.4
      Assumed reinsurance included in
        policy benefits                       8.3     17.7     12.7

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.   SEGMENT INFORMATION

     The Company's six operating segments are Life Insurance, Institutional Products, Annuities, Group Insurance, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

     The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business. The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.

     The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,200 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note 1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

     Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

     The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.

     Intersegment revenues include commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $100.5 million and $110 million as of December 31, 1999 and 1998, respectively. The related intersegment note receivable is included in Corporate and Other segment assets.

     The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

     Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item disclosed herein is interest credited to universal life and investment-type products.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.   SEGMENT INFORMATION (CONTINUED)

     Financial information for each of the business segments is as follows:

                            LIFE    INSTITUTIONAL             GROUP   BROKER- INVESTMENT CORPORATE
                          INSURANCE   PRODUCTS    ANNUITIES INSURANCE DEALERS MANAGEMENT AND OTHER   TOTAL
                          ----------------------------------------------------------------------------------
                                                            (IN MILLIONS)
External customers and
  other revenue
    December 31, 1999     $  502.0    $    39.1   $  205.0   $478.4   $253.2    $ 14.9   $   24.1  $ 1,516.7
    December 31, 1998        431.9         43.2      124.0    521.2    236.1      17.0       21.6    1,395.0
    December 31, 1997        395.6         61.4       83.3    480.6    154.0      21.2        6.0    1,202.1
Intersegment revenues
    December 31, 1999                                                  348.5               (348.5)         -
    December 31, 1998                                                  185.3               (185.3)         -
    December 31, 1997                                                  143.3               (143.3)         -
Net investment income
  excluding earnings of
  equity method investees
    December 31, 1999        580.2        645.1       78.3     23.4      0.9       8.3       44.2    1,380.4
    December 31, 1998        586.5        565.5       88.6     23.1      0.9       8.0       42.0    1,314.6
    December 31, 1997        507.2        509.6      149.4     24.9      0.8       6.2       49.2    1,247.3
Earnings of equity method
  investees
    December 31, 1999         (0.7)        (1.2)      (0.1)                      107.9      (13.0)      92.9
    December 31, 1998                       0.1                                  103.1       (4.2)      99.0
    December 31, 1997                       0.2                                   80.7       (2.8)      78.1
Net realized investment
  gains (losses)
    December 31, 1999         12.6         26.8        0.1     (0.6)               9.9       52.7      101.5
    December 31, 1998          4.1        (13.6)       4.6      1.7                4.0       38.6       39.4
    December 31, 1997          9.9         12.8        0.6      2.0               20.8       39.3       85.4
Total revenues
    December 31, 1999      1,094.1        709.8      283.3    501.2    602.6     141.0     (240.5)   3,091.5
    December 31, 1998      1,022.5        595.2      217.2    546.0    422.3     132.1      (87.3)   2,848.0
    December 31, 1997        912.7        584.0      233.3    507.5    298.1     128.9      (51.6)   2,612.9
Income (loss) before
  provision for income
  tax
    December 31, 1999        178.4        111.9       73.2     30.4     11.9      62.6       46.3      514.7
    December 31, 1998        151.1         74.6       34.1     10.3      9.9      60.1       14.9      355.0
    December 31, 1997        132.4         98.3       23.5     28.8      6.4      24.6      (24.5)     289.5
Provision (benefit) for
  income tax
    December 31, 1999         54.4         30.7       24.0     10.1      5.2      11.3        8.0      143.7
    December 31, 1998         52.6         21.2       11.3      2.9      4.5       2.1       18.9      113.5
    December 31, 1997         55.8         33.9        9.4      9.1      2.7      10.1       (7.5)     113.5
Net income (loss)
    December 31, 1999        124.0         81.2       49.2     20.3      6.7      51.3       38.3      371.0
    December 31, 1998         98.5         53.4       22.8      7.4      5.4      58.0       (4.0)     241.5
    December 31, 1997         76.6         64.4       14.1     19.7      3.7      14.5      (17.0)     176.0
Interest credited on
  universal life and
  investment-type
  products
    December 31, 1999        451.4        383.8       65.1                                    4.1      904.4
    December 31, 1998        449.6        354.1       71.0                                    6.1      880.8
    December 31, 1997        378.8        299.8      106.2                                   13.0      797.8
Assets
    As of December 31,
    1999                  16,276.1     17,649.4   14,565.2    341.5     60.9     264.5      965.4   50,123.0
    As of December 31,
    1998                  14,578.2     15,221.0    8,384.2    361.1     55.8     267.3    1,016.3   39,883.9

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.   PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS

     PENSION PLANS

     Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
     21. The full-benefit vesting period for all participants is five years.

     Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

     Components of the net periodic pension benefit are as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Service cost - benefits earned
           during the year                    $  4.6   $  4.0   $  3.6
         Interest cost on projected benefit
           obligation                           11.5     10.9     10.4
         Expected return on plan assets        (16.3)   (15.0)   (12.8)
         Amortization of net obligations and
           prior service cost                   (1.4)    (1.4)    (1.4)
                                              -------------------------
         Net periodic pension benefit         $ (1.6)  $ (1.5)  $ (0.2)
                                              =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.   PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

     The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:

                                                    December 31,
                                                    1999    1998
                                                   --------------
                                                   (IN MILLIONS)
         Change in Benefit Obligation:
         ----------------------------------------
         Benefit obligation, beginning of year     $177.8  $157.9
             Service cost                             4.6     4.0
             Interest cost                           11.5    10.9
             Plan expense                            (0.3)   (0.3)
             Actuarial (gain) loss                  (30.7)   11.9
             Benefits paid                           (7.0)   (6.6)
                                                   --------------
         Benefit obligation, end of year           $155.9  $177.8
                                                   ==============
         Change in Plan Assets:
         ----------------------------------------
         Fair value of plan assets, beginning of
           year                                    $195.3  $180.3
             Actual return on plan assets            23.6    21.9
             Plan expense                            (0.3)   (0.3)
             Benefits paid                           (7.0)   (6.6)
                                                   --------------
         Fair value of plan assets, end of year    $211.6  $195.3
                                                   ==============
         Funded Status Reconciliation:
         ----------------------------------------
         Funded status                             $ 55.7  $ 17.5
         Unrecognized transition asset              (47.7)   (3.6)
         Unrecognized prior service cost             (2.4)   (1.0)
         Unrecognized actuarial gain                 (0.8)   (9.7)
                                                   --------------
         Prepaid pension cost                      $  4.8  $  3.2
                                                   ==============

     In determining the actuarial present value of the projected benefit obligation as of December 31, 1999 and 1998, the weighted average discount rate used was 8.0% and 6.5%, respectively, and the rate of increase in future compensation levels was 5.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1999 and 1998.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.   PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

     POSTRETIREMENT BENEFITS

     Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

     The net periodic postretirement benefit cost for the years ended
     December 31, 1999, 1998 and 1997 is $0.5 million, $0.7 million and
     $0.8 million, respectively. As of December 31, 1999 and 1998, the accumulated benefit obligation is $19.7 million and $19.3 million, respectively. The fair value of the plan assets as of December 31, 1999 and 1998 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $24.4 million and $25.3 million as of December 31, 1999 and 1998, respectively.

     The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8.0% for 1999 and 1998 and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7.0% for 1999 and 1998 and is assumed to decrease gradually to 3.0% in 2003 and remain at that level thereafter.

     The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 10.1%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be decreased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 8.9%.

     The discount rate used in determining the accumulated postretirement benefit obligation is 8.0% and 6.5% for 1999 and 1998, respectively.

     OTHER PLANS

     Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership ("ESOP"). ESOP contributions made by the Company amounted to $5.4 million, $5.2 million and $1.1 million for the years ended
     December 31, 1999, 1998 and 1997, respectively, and are included in operating expenses on the accompanying consolidated statements of operations.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.   PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

     The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock at $12.50 per share to the ESOP ("ESOP Shares") on September 2, 1997, in exchange for a promissory note in the amount of $21.2 million ("ESOP Note"). Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by ESOP contributions from Pacific Life.

     On July 27, 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. This loan is included in unearned ESOP shares on the accompanying consolidated statement of stockholder's equity as of December 31, 1999. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid in capital is increased by this difference and reflected as a capital contribution on the accompanying consolidated statement of stockholder's equity as of December 31, 1999.

     Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

     The Company also has performance-based incentive compensation plans for its employees.

16.   TRANSACTIONS WITH AFFILIATES

     Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $69.7 million, $42.1 million and $27.5 million for the years ended
     December 31, 1999, 1998 and 1997, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $265,000, $232,000 and $165,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

     PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $7.3 million, $16.9 million and $11.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $3.2 million and $40.3 million as of December 31, 1999 and 1998, respectively.

     Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.0 million, $1.2 million and $1.2 million for the years ended December 31, 1999, 1998 and 1997, respectively.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.   TERMINATION AND NON COMPETITION AGREEMENTS

     The Company has termination and non competition agreements with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other non compete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

     For the years ended December 31, 1999, 1998 and 1997, approximately
     $53.6 million, $49.4 million and $85.8 million, respectively, is included in operating expenses on the accompanying consolidated statements of operations related to the termination and non competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

     In connection with the closing of the PIMCO Advisors transaction (Note 1), the termination and non competition agreements with certain former key employees of PAM's subsidiaries will be assumed by Allianz.

18.   COMMITMENTS AND CONTINGENCIES

     The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (IN MILLIONS):

         Years Ending December 31:
         --------------------------------------------------
             2000                                            $ 437.0
             2001 through 2004                                 210.8
             2005 and thereafter                               144.3
                                                             -------
         Total                                               $ 792.1
                                                             =======

     The Company leases office facilities under various non cancelable operating leases. Aggregate minimum future commitments as of December 31, 1999 through the term of the leases are approximately $43.3 million.

     Pacific Life has a contingent liability of approximately $23 million related to the posting of an appeal bond in conjunction with one of its investments. An unrelated third party has agreed to reimburse Pacific Life for 50% of any losses incurred under the bond. In addition, Pacific Life has given a commitment for additional capital funding, as may be required, to certain of its subsidiaries.

     Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

     Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
     ---------------------------------------------------------------------------

[PICTURE]

PROSPECTUSES

THIS BROCHURE CONTAINS TWO PROSPECTUSES:

PACIFIC INNOVATIONS SELECT
VARIABLE ANNUITY
APRIL 2, 2001

PACIFIC SELECT FUND
MAY 1, 2000 AS RESTATED AND SUPPLEMENTED
JANUARY 2, 2001













[PACIFIC LIFE LOGO]

 Pacific Life Insurance Company

PACIFIC INNOVATIONS SELECT

PROSPECTUS April 2, 2001

Pacific Innovations Select is an INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT issued by Pacific Life Insurance Company.

This Prospectus provides information you should know before buying a Contract. It's accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.

Here's a list of all the Investment Options available under your Contract:

VARIABLE INVESTMENT OPTIONS

Blue Chip                                       Focused 30

Aggressive Growth                               Mid-Cap Value

Aggressive Equity                               International Value

Emerging Markets                                Capital Opportunities

Diversified Research                            Mid-Cap Growth

Small-Cap Equity                                Global Growth

International Large-Cap                         Equity Index

Equity                                          Small-Cap Index

I-Net TollkeeperSM                              REIT

Financial Services                              Government Securities

Health Sciences                                 Managed Bond

Technology                                      Money Market

Telecommunications                              High Yield Bond

Multi-Strategy                                  Large-Cap Value

Equity Income

Strategic Value

Growth LT


FIXED OPTION

Fixed

You'll find more information about the Contract and Separate Account A in the SAI dated April 2, 2001. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find a table of contents for the SAI on page 47 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You can also visit the SEC's website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

[SIDE NOTE]

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we're not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It's a criminal offense to say otherwise.

THIS CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. IT'S NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN A CONTRACT INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

YOUR GUIDE TO THIS PROSPECTUS


AN OVERVIEW OF PACIFIC INNOVATIONS SELECT                  3

YOUR INVESTMENT OPTIONS                                   11
Your Variable Investment Options                          11
Variable Investment Option Performance                    13
Your Fixed Option                                         13

PURCHASING YOUR CONTRACT                                  13
How to Apply for Your Contract                            13
Purchasing a Death Benefit Rider (Optional)               14
Making Your Investments ("Purchase Payments")             14

HOW YOUR INVESTMENTS ARE ALLOCATED                        14
Choosing Your Investment Options                          14
Investing in Variable Investment Options                  15
When Your Investment is Effective                         15
Transfers                                                 15

CHARGES, FEES AND DEDUCTIONS                              16
Withdrawal Charge                                         16
Premium Taxes                                             18
Annual Fee                                                18
Waivers and Reduced Charges                               19
Mortality and Expense Risk Charge                         19
Administrative Fee                                        20
Expenses of the Fund                                      20

RETIREMENT BENEFITS AND OTHER PAYOUTS                     20
Selecting Your Annuitant                                  20
Annuitization                                             20
Choosing Your Annuity Date ("Annuity Start Date")         21
Default Annuity Date and Options                          22
Choosing Your Annuity Option                              22
Your Annuity Payments                                     24
Death Benefits                                            24

WITHDRAWALS                                               28
Optional Withdrawals                                      28
Tax Consequences of Withdrawals                           30
Right to Cancel ("Free Look")                             30

PACIFIC LIFE AND THE SEPARATE ACCOUNT                     31
Pacific Life                                              31
Separate Account A                                        31

FEDERAL TAX STATUS                                        32
Taxes Payable by Contract Owners: General Rules           32
Qualified Contracts                                       33
Loans                                                     35
Withholding                                               38
Impact of Federal Income Taxes                            38
Taxes on Pacific Life                                     38

ADDITIONAL INFORMATION                                    39
Voting Rights                                             39
Changes to Your Contract                                  39
Changes to All Contracts                                  40
Inquiries and Submitting Forms and Requests               41
Telephone and Electronic Transactions                     42
Electronic Delivery Authorization                         42
Timing of Payments and Transactions                       42
Confirmations, Statements and Other Reports
   to Contract Owners                                     43
Replacement of Life Insurance or Annuities                43
Financial Statements                                      43

THE GENERAL ACCOUNT                                       43
General Information                                       43
Guarantee Terms                                           44
Withdrawals and Transfers                                 44

TERMS USED IN THIS PROSPECTUS                             45

CONTENTS OF THE STATEMENT OF ADDITIONAL
 INFORMATION                                              47

APPENDIX A: STATE LAW VARIATIONS                          48

WHERE TO GO FOR MORE INFORMATION                  BACK COVER

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT


This overview tells you some key things you should know about your Contract. It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. These rules are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what's in this Prospectus.

In this Prospectus, YOU and YOUR mean the Contract Owner or Policyholder. PACIFIC LIFE, WE, US and OUR refer to Pacific Life Insurance Company. CONTRACT means a Pacific Innovations Select variable annuity contract, unless we state otherwise.


PACIFIC INNOVATIONS SELECT BASICS

Pacific Innovations Select is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with "after-tax" dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Innovations Select is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make investments ("Purchase Payments") and how much you add each time.

YOUR RIGHT TO CANCEL ("FREE LOOK")
During the Free Look period, you have the right to cancel your Contract and return it to us or to your registered representative for a refund. The amount refunded may be more or less than the investments you've made, depending on the state where you signed your application and the kind of Contract you buy.

[SIDE NOTE]
An annuity contract may be appropriate if you're looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract's investment and income benefits, as well as its costs.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

THE ACCUMULATION PHASE
During the accumulation phase, you can put money in your Contract by making investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal. The accumulation phase begins on your Contract Date and continues until your Annuity Date.

INVESTMENTS
Your initial investment ("Purchase Payments") must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We call your investments "Purchase Payments" in your Contract.

INVESTMENT OPTIONS
You can choose from 31 Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We're the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund's Portfolios and manage two of the Portfolios directly. We've retained other portfolio managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

You can also choose the Fixed Option that earns a guaranteed rate of interest of at least 3% annually. See APPENDIX A: STATE LAW VARIATIONS.

We allocate your investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

TRANSFERRING AMONG INVESTMENT OPTIONS
You can transfer among Investment Options any time until your Annuity Date without paying any current income tax. You can also make automatic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Option.

WITHDRAWALS
You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw investments that are less than four years old. Some restrictions apply to making withdrawals from the Fixed Option.

In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

[SIDE NOTE]
The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance.

You'll find more about the Investment Options starting on page 11.

You'll find more about transfers starting on page 15.

You'll find more about withdrawals starting on page 28.

THE INCOME PHASE

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can ANNUITIZE your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. Variable annuity payments may not be available in all states. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your DESIGNATED PAYEE.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

THE DEATH BENEFIT

The Contract provides a death benefit if the first Owner or last surviving Annuitant dies during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

OPTIONAL RIDERS
The Stepped-Up Death Benefit Rider (SDBR) and Premier Death Benefit Rider (PDBR) offer the potential for a larger death benefit. You can only buy one of the riders and you can only buy it when you buy your Contract. You cannot buy both riders and you cannot buy a rider after you buy your Contract.

[SIDE NOTE]
You'll find more about annuitization starting on page 20.

You'll find more about the death benefit starting on page 24.

These riders are not available in all states. Ask your registered representative about the current availability status in your state of delivery.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

This section of the overview explains the fees and expenses associated with your Pacific Innovations Select Contract.

- CONTRACT EXPENSES are expenses that we deduct from your Contract. These expenses are fixed under the terms of your Contract. Premium taxes or other taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there may be other times when we charge them to your Contract instead. Please see your Contract for details.

- SEPARATE ACCOUNT A ANNUAL EXPENSES are expenses that we deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

- PACIFIC SELECT FUND ANNUAL EXPENSES affect you indirectly if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

CONTRACT EXPENSES

Sales charge on Purchase Payments                                           none
Maximum withdrawal charge, as a percentage of Purchase Payments          7.0%(1)
Withdrawal transaction fee (currently waived)                           $  15(2)
Transfer fee (currently waived)                                         $  15(3)
Annual Fee                                                              $  30(4)

SEPARATE ACCOUNT A ANNUAL EXPENSES
(as a percentage of the average daily Account Value)

                                          WITHOUT   WITH STEPPED-UP      WITH PREMIER
                                          RIDER     DEATH BENEFIT RIDER  DEATH BENEFIT RIDER
--------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge(5)        1.40%          1.40%                1.40%
Administrative Fee(5)                       0.25%          0.25%                0.25%
Death Benefit Rider Charge(6)                none          0.20%                0.35%
                                            -----          -----                -----
Total Separate Account A Annual
Expenses                                    1.65%          1.85%                2.00%
                                            =====          =====                =====

(1) The withdrawal charge may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

(2) In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS - OPTIONAL WITHDRAWALS.

(3) In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See HOW YOUR PAYMENTS ARE ALLOCATED - TRANSFERS.

(4) We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

(5) This is an annual rate. The daily rate is calculated by dividing the annual rate by 365.

(6) If you buy the Stepped-Up Death Benefit Rider or the Premier Death Benefit Rider (which is subject to state availability), we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. See CHARGES, FEES AND DEDUCTIONS.

PACIFIC SELECT FUND ANNUAL EXPENSES

The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund's Portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Contract. If you choose a Variable Investment Option, these fees and expenses affect you because they reduce Portfolio returns.

ADVISORY FEE
Pacific Life is the investment adviser to the Fund. The Fund pays an advisory fee to us for these services. The table below shows the advisory fee as an annual percentage of each Portfolio's average daily net assets.

OTHER EXPENSES
The table below shows the advisory fee and other Fund expenses as an annual percentage of each Portfolio's average daily net assets for the year 2000. To help limit Fund expenses, effective July 1, 2000 we contractually agreed to waive all or part of our investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap. For each Portfolio, our right to repayment is limited to amounts waived and/or reimbursed that exceed the new 0.10% expense cap and, except for Portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap. Any amounts repaid to us will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that we will continue to cap expenses after December 31, 2001. In 2000, Pacific Life reimbursed approximately $14,627 to the I-Net Tollkeeper Portfolio, $36,874 to the Strategic Value Portfolio, $34,687 to the Focused 30 Portfolio and $28,882 to the Small-Cap Index Portfolio.


---------------------------------------------------------------------------------------------------------------------------
                                    ADVISORY     OTHER        12b-1        TOTAL        LESS ADVISER'S    TOTAL NET
PORTFOLIO                           FEE          EXPENSES     AMOUNTS+     EXPENSES     REIMBURSEMENT     EXPENSES
---------------------------------------------------------------------------------------------------------------------------
                                                   AS AN ANNUAL % OF AVERAGE DAILY NET ASSETS
Blue Chip(1)                         0.95          0.06         --           1.01           --              1.01
Aggressive Growth(1)                 1.00          0.06         --           1.06           --              1.06
Aggressive Equity(2)                 0.80          0.04        0.02          0.86           --              0.86
Emerging Markets(2)                  1.10          0.20         --           1.30           --              1.30
Diversified Research(2)              0.90          0.08        0.01          0.99           --              0.99
Small-Cap Equity(2)                  0.65          0.05         --           0.70           --              0.70
International Large-Cap(2)           1.05          0.13         --           1.18           --              1.18
Equity                               0.65          0.04         --           0.69           --              0.69
I-Net Tollkeeper(2)                  1.50          0.13         --           1.63         (0.02)            1.61
Financial Services(1)                1.10          0.15         --           1.25         (0.05)            1.20
Health Sciences(1)                   1.10          0.11         --           1.21         (0.01)            1.20
Technology(1)                        1.10          0.08         --           1.18           --              1.18
Telecommunications(1)                1.10          0.08         --           1.18           --              1.18
Multi-Strategy                       0.65          0.04         --           0.69           --              0.69
Equity Income(2)                     0.65          0.04        0.01          0.70           --              0.70
Strategic Value                      0.95          0.51         --           1.46         (0.41)            1.05
Growth LT                            0.75          0.04         --           0.79           --              0.79
Focused 30                           0.95          0.43         --           1.38         (0.33)            1.05
Mid-Cap Value(2)                     0.85          0.04        0.12          1.01           --              1.01
International Value                  0.85          0.11         --           0.96           --              0.96
Capital Opportunities(1)             0.80          0.06         --           0.86           --              0.86
Mid-Cap Growth(1)                    0.90          0.06         --           0.96           --              0.96
Global Growth(1)                     1.10          0.19         --           1.29           --              1.29
Equity Index                         0.25          0.04         --           0.29           --              0.29
Small-Cap Index(2)                   0.50          0.13         --           0.63         (0.02)            0.61
REIT                                 1.10          0.05         --           1.15           --              1.15
Government Securities(2)             0.60          0.05         --           0.65           --              0.65
Managed Bond(2)                      0.60          0.05         --           0.65           --              0.65
Money Market                         0.34          0.04         --           0.38           --              0.38
High Yield Bond                      0.60          0.04         --           0.64           --              0.64
Large-Cap Value(2)                   0.85          0.05        0.06          0.96           --              0.96
---------------------------------------------------------------------------------------------------------------------------

(1) Expenses are estimated. There were no actual advisory fees or expenses for these Portfolios in 2000 because the Portfolios started after December 31, 2000.
(2) Total adjusted net expenses for these Portfolios, after deduction of an offset for custodian credits and the 12b-1 recapture were: 0.84% for Aggressive Equity Portfolio, 1.29% for Emerging Markets Portfolio, 0.98% for Diversified Research Portfolio, 0.69% for Small-Cap Equity Portfolio, 1.17% for International Large-Cap Portfolio, 1.60% for I-Net Tollkeeper Portfolio, 0.69% for Equity Income Portfolio, 0.89% for Mid-Cap Value Portfolio, 0.60% for Small-Cap Index Portfolio, 0.62% for Government Securities Portfolio, 0.64% for Managed Bond Portfolio, and 0.90% for Large-Cap Value Portfolio.
+ The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a Portfolio pays the cost of brokerage when it buys or sells a Portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market Fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

[SIDE NOTE]
You'll find more about the Pacific Select Fund starting on page 11, and in the Fund's Prospectus, which accompanies this Prospectus.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

EXAMPLES

The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract; surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

  These examples assume the following:

- the Contract Value starts at $65,000

- the Investment Options have an annual return of 5%

- the Annual Fee is deducted even when the Contract Value goes over $50,000 and a waiver would normally apply.

- Our current program to reimburse to Pacific Select Fund Portfolio expenses in excess of the 0.10% expense cap as described in Pacific Select Fund Annual Expenses will continue for at least 10 years.

  WITHOUT RIDER reflects the expenses you would pay if you did not buy the optional Stepped-Up Death Benefit Rider (SDBR) or Premier Death Benefit Rider
  (PDBR).

  WITH SDBR reflects the expenses you would pay if you bought the optional Stepped-Up Death Benefit Rider.

  WITH PDBR reflects expenses you would pay if you bought the optional Premier Death Benefit Rider.

  THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES IN ANY YEAR MAY BE MORE OR LESS THAN THOSE SHOWN HERE.

---------------------------------------------------------------------------------------------------
                                                                            EXPENSES IF YOU DID
                                                                            NOT ANNUITIZE OR
                           EXPENSES IF YOU          EXPENSES IF YOU         SURRENDER, BUT LEFT
                           ANNUITIZED               SURRENDERED             THE MONEY IN YOUR
                           YOUR CONTRACT ($)        YOUR CONTRACT ($)       CONTRACT ($)
---------------------------------------------------------------------------------------------------
  Variable Account         1 yr 3 yr 5 yr 10 yr     1 yr 3 yr 5 yr 10 yr    1 yr 3 yr 5 yr 10 yr
---------------------------------------------------------------------------------------------------
  BLUE CHIP
  without Rider             90   84  143   303      90   120 143   303      27   84  143   303
  with SDBR                 92   90  153   322      92   126 153   322      29   90  153   322
  with PDBR                 94   94  160   336      94   130 160   336      31   94  160   336
---------------------------------------------------------------------------------------------------
  AGGRESSIVE GROWTH
  without Rider             91   85  145   308      91   121 145   308      28   85  145   308
  with SDBR                 93   91  155   327      93   127 155   327      30   91  155   327
  with PDBR                 94   96  163   341      94   132 163   341      31   96  163   341
---------------------------------------------------------------------------------------------------
  AGGRESSIVE EQUITY
  without Rider             89   79  135   286      89   115 135   286      26   79  135   286
  with SDBR                 91   85  145   306      91   121 145   306      28   85  145   306
  with PDBR                 92   89  152   320      92   125 152   320      29   89  152   320
---------------------------------------------------------------------------------------------------
  EMERGING MARKETS
  without Rider             93   92  157   329      93   128 157   329      30   92  157   329
  with SDBR                 95   98  166   348      95   134 166   348      32   98  166   348
  with PDBR                 97  103  174   362      97   139 174   362      34  103  174   362
---------------------------------------------------------------------------------------------------
  DIVERSIFIED RESEARCH
  without Rider             90   83  142   300      90   119 142   300      27   83  142   300
  with SDBR                 92   89  151   319      92   125 151   319      29   89  151   319
  with PDBR                 94   93  159   333      94   129 159   333      31   93  159   333
---------------------------------------------------------------------------------------------------
  SMALL-CAP EQUITY
  without Rider             87   74  127   271      87   110 127   271      24   74  127   271
  with SDBR                 89   80  137   291      89   116 137   291      26   80  137   291
  with PDBR                 91   85  145   306      91   121 145   306      28   85  145   306
---------------------------------------------------------------------------------------------------
  INTERNATIONAL LARGE-CAP
  without Rider             92   89  151   318      92   125 151   318      29   89  151   318
  with SDBR                 94   95  161   337      94   131 161   337      31   95  161   337
  with PDBR                 95   99  168   351      95   135 168   351      32   99  168   351

---------------------------------------------------------------------------------------------------
                                                                            EXPENSES IF YOU DID
                                                                            NOT ANNUITIZE OR
                           EXPENSES IF YOU          EXPENSES IF YOU         SURRENDER, BUT LEFT
                           ANNUITIZED               SURRENDERED             THE MONEY IN YOUR
                           YOUR CONTRACT ($)        YOUR CONTRACT ($)       CONTRACT ($)
---------------------------------------------------------------------------------------------------
  Variable Account         1 yr 3 yr 5 yr 10 yr     1 yr 3 yr 5 yr 10 yr    1 yr 3 yr 5 yr 10 yr
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  EQUITY
  without Rider             87   74  127   271      87   110 127   271      24   74  127   271
  with SDBR                 89   80  137   291      89   116 137   291      26   80  137   291
  with PDBR                 91   85  145   306      91   121 145   306      28   85  145   306
---------------------------------------------------------------------------------------------------
  I-NET TOLLKEEPER
  without Rider             96  101  172   358      96   137 172   358      33  101  172   358
  with SDBR                 98  107  181   376      98   143 181   376      35  107  181   376
  with PDBR                100  112  188   389     100   148 188   389      37  112  188   389
---------------------------------------------------------------------------------------------------
  FINANCIAL SERVICES
  without Rider             92   90  152   321      92   126 152   321      29   90  152   321
  with SDBR                 94   95  162   340      94   131 162   340      31   95  162   340
  with PDBR                 96  100  169   354      96   136 169   354      33  100  169   354
---------------------------------------------------------------------------------------------------
  HEALTH SCIENCES
  without Rider             92   90  152   321      92   126 152   321      29   90  152   321
  with SDBR                 94   95  162   340      94   131 162   340      31   95  162   340
  with PDBR                 96  100  169   354      96   136 169   354      33  100  169   354
---------------------------------------------------------------------------------------------------
  TECHNOLOGY
  without Rider             92   89  151   319      92   125 151   319      29   89  151   319
  with SDBR                 94   95  161   338      94   131 161   338      31   95  161   338
  with PDBR                 96   99  168   352      96   135 168   352      33   99  168   352
---------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS
  without Rider             92   89  151   319      92   125 151   319      29   89  151   319
  with SDBR                 94   95  161   338      94   131 161   338      31   95  161   338
  with PDBR                 96   99  168   352      96   135 168   352      33   99  168   352
---------------------------------------------------------------------------------------------------
  MULTI-STRATEGY
  without Rider             87   74  127   271      87   110 127   271      24   74  127   271
  with SDBR                 89   80  137   291      89   116 137   291      26   80  137   291
  with PDBR                 91   85  145   306      91   121 145   306      28   85  145   306
---------------------------------------------------------------------------------------------------
  EQUITY INCOME
  without Rider             87   74  127   271      87   110 127   271      24   74  127   271
  with SDBR                 89   80  137   291      89   116 137   291      26   80  137   291
  with PDBR                 91   85  145   306      91   121 145   306      28   85  145   306
---------------------------------------------------------------------------------------------------
  STRATEGIC VALUE
  without Rider             91   85  145   307      91   121 145   307      28   85  145   307
  with SDBR                 93   91  155   326      93   127 155   326      30   91  155   326
  with PDBR                 94   95  162   340      94   131 162   340      31   95  162   340
---------------------------------------------------------------------------------------------------
  GROWTH LT
  without Rider             88   77  132   281      88   113 132   281      25   77  132   281
  with SDBR                 90   83  142   301      90   119 142   301      27   83  142   301
  with PDBR                 92   88  149   315      92   124 149   315      29   88  149   315
---------------------------------------------------------------------------------------------------
  FOCUSED 30
  without Rider             91   85  145   307      91   121 145   307      28   85  145   307
  with SDBR                 93   91  155   326      93   127 155   326      30   91  155   326
  with PDBR                 94   95  162   340      94   131 162   340      31   95  162   340
---------------------------------------------------------------------------------------------------
  MID-CAP VALUE
  without Rider             89   80  137   291      89   116 137   291      26   80  137   291
  with SDBR                 91   86  147   310      91   122 147   310      28   86  147   310
  with PDBR                 93   91  154   325      93   127 154   325      30   91  154   325
---------------------------------------------------------------------------------------------------
  INTERNATIONAL VALUE
  without Rider             90   82  141   298      90   118 141   298      27   82  141   298
  with SDBR                 92   88  150   317      92   124 150   317      29   88  150   317
  with PDBR                 93   93  158   331      93   129 158   331      30   93  158   331
---------------------------------------------------------------------------------------------------
  CAPITAL OPPORTUNITIES
  without Rider             89   79  136   288      89   115 136   288      26   79  136   288
  with SDBR                 91   85  145   308      91   121 145   308      28   85  145   308
  with PDBR                 92   90  153   322      92   126 153   322      29   90  153   322

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

---------------------------------------------------------------------------------------------------
                                                                            EXPENSES IF YOU DID
                                                                            NOT ANNUITIZE OR
                           EXPENSES IF YOU          EXPENSES IF YOU         SURRENDER, BUT LEFT
                           ANNUITIZED               SURRENDERED             THE MONEY IN YOUR
                           YOUR CONTRACT ($)        YOUR CONTRACT ($)       CONTRACT ($)
---------------------------------------------------------------------------------------------------
  Variable Account         1 yr 3 yr 5 yr 10 yr     1 yr 3 yr 5 yr 10 yr    1 yr 3 yr 5 yr 10 yr
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
  MID-CAP GROWTH
  without Rider             90   82  141   298      90   118 141   298      27   82  141   298
  with SDBR                 92   88  150   317      92   124 150   317      29   88  150   317
  with PDBR                 93   93  158   331      93   129 158   331      30   93  158   331
---------------------------------------------------------------------------------------------------
  GLOBAL GROWTH
  without Rider             93   92  157   329      93   128 157   329      30   92  157   329
  with SDBR                 95   98  166   348      95   134 166   348      32   98  166   348
  with PDBR                 97  103  174   362      97   139 174   362      34  103  174   362
---------------------------------------------------------------------------------------------------
  EQUITY INDEX
  without Rider             83   62  107   230      83    98 107   230      20   62  107   230
  with SDBR                 85   68  117   251      85   104 117   251      22   68  117   251
  with PDBR                 87   73  125   266      87   109 125   266      24   73  125   266
---------------------------------------------------------------------------------------------------
  SMALL-CAP INDEX
  without Rider             86   72  123   262      86   108 123   262      23   72  123   262
  with SDBR                 88   78  133   282      88   114 133   282      25   78  133   282
  with PDBR                 90   82  140   297      90   118 140   297      27   82  140   297
---------------------------------------------------------------------------------------------------
  REIT
  without Rider             92   88  150   316      92   124 150   316      29   88  150   316
  with SDBR                 94   94  160   335      94   130 160   335      31   94  160   335
  with PDBR                 95   98  167   349      95   134 167   349      32   98  167   349
---------------------------------------------------------------------------------------------------
  GOVERNMENT SECURITIES
  without Rider             86   72  124   264      86   108 124   264      23   72  124   264
  with SDBR                 88   78  134   284      88   114 134   284      25   78  134   284
  with PDBR                 90   83  141   299      90   119 141   299      27   83  141   299
---------------------------------------------------------------------------------------------------
  MANAGED BOND
  without Rider             87   73  125   266      87   109 125   266      24   73  125   266
  with SDBR                 89   79  135   286      89   115 135   286      26   79  135   286
  with PDBR                 90   83  142   301      90   119 142   301      27   83  142   301
---------------------------------------------------------------------------------------------------
  MONEY MARKET
  without Rider             84   65  111   240      84   101 111   240      21   65  111   240
  with SDBR                 86   71  122   260      86   107 122   260      23   71  122   260
  with PDBR                 88   76  129   275      88   112 129   275      25   76  129   275
---------------------------------------------------------------------------------------------------
  HIGH YIELD BOND
  without Rider             87   73  124   265      87   109 124   265      24   73  124   265
  with SDBR                 89   79  134   285      89   115 134   285      26   79  134   285
  with PDBR                 90   83  142   300      90   119 142   300      27   83  142   300
---------------------------------------------------------------------------------------------------
  LARGE-CAP VALUE
  without Rider             89   81  138   292      89   117 138   292      26   81  138   292
  with SDBR                 91   87  147   311      91   123 147   311      28   87  147   311
  with PDBR                 93   91  155   326      93   127 155   326      30   91  155   326
---------------------------------------------------------------------------------------------------


  The purpose of the preceding table is to help you understand the various costs and expenses that you may bear directly or indirectly. The table reflects expenses of the Separate Account as well as those of the underlying Portfolios. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS, WITHDRAWALS, and PACIFIC SELECT FUND ANNUAL EXPENSES in this Prospectus and see the Fund's SAI.

                             YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and the Fixed Option.



YOUR VARIABLE INVESTMENT OPTIONS


Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. THIS CHART IS ONLY A SUMMARY. FOR MORE COMPLETE INFORMATION ON EACH PORTFOLIO, INCLUDING A DISCUSSION OF THE PORTFOLIO'S INVESTMENT TECHNIQUES AND THE RISKS ASSOCIATED WITH ITS INVESTMENTS, SEE THE ACCOMPANYING FUND PROSPECTUS. NO ASSURANCE CAN BE GIVEN THAT A PORTFOLIO WILL ACHIEVE ITS INVESTMENT OBJECTIVE. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.


------------------------------------------------------------------------------------------------------------------------------------
                   THE PORTFOLIO'S                                  THE PORTFOLIO'S                           PORTFOLIO
PORTFOLIO          INVESTMENT GOAL                                  MAIN INVESTMENTS                          MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Blue Chip          Long-term growth of capital. Current income      Equity securities of "blue-chip"          AIM
                   is of secondary importance.                      companies -- typically large companies
                                                                    that are well established in their
                                                                    respective industries.
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Growth  Long-term growth of capital.                     Equity securities of small- and           AIM
                                                                    medium-sized growth companies.
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity  Capital appreciation.                            Equity securities of small                Alliance Capital
                                                                    emerging-growth companies and             Management L.P.
                                                                    medium-sized companies.
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets   Long-term growth of capital.                     Equity securities of companies that are   Alliance Capital
                                                                    located in countries generally regarded   Management L.P.
                                                                    as "emerging market" countries.
------------------------------------------------------------------------------------------------------------------------------------
Diversified        Long-term growth of capital.                     Equity securities of U.S. companies and   Capital Guardian Trust
    Research                                                        securities whose principal markets are    Company
                                                                    in the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity   Growth of capital                                Equity securities of smaller and          Capital Guardian Trust
                                                                    medium-sized companies.                   Company
------------------------------------------------------------------------------------------------------------------------------------
International      Long-term growth of capital.                     Equity securities of non-U.S. companies   Capital Guardian Trust
    Large-Cap                                                       and securities whose principal markets    Company
                                                                    are outside of the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Equity             Capital appreciation. Current income is of       Equity securities of large U.S.           Goldman Sachs Asset
                   secondary importance.                            growth-oriented companies.                Management
------------------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper   Long-term growth of capital.                     Equity securities of companies which      Goldman Sachs Asset
                                                                    use, support, or relate directly or       Management
                                                                    indirectly to use of the Internet. Such
                                                                    companies include those in the media,
                                                                    telecommunications, and technology
                                                                    sectors.
------------------------------------------------------------------------------------------------------------------------------------
Financial Services Long-term growth of capital.                     Equity securities in the financial        INVESCO
                                                                    services sector. Such companies include
                                                                    banks, insurance companies, brokerage
                                                                    firms and other finance-related firms.
------------------------------------------------------------------------------------------------------------------------------------
Health Sciences    Long-term growth of capital.                     Equity securities in the health sciences  INVESCO
                                                                    sector. Such companies include medical
                                                                    equipment or supplies, pharmaceuticals,
                                                                    healthcare facilities and other health
                                                                    sciences-related firms.

------------------------------------------------------------------------------------------------------------------------------------
Technology         Long-term growth of capital.                     Equity securities in the technology       INVESCO
                                                                    sector. Such companies include
                                                                    biotechnology, communications,
                                                                    computers, electronics, Internet
                                                                    telecommunications, networking,
                                                                    robotics, video, and other
                                                                    technology-related firms.


------------------------------------------------------------------------------------------------------------------------------------
Telecommunications Long-term growth of capital. Current income      Equity securities in the                  INVESCO
                   is of secondary importance.                      telecommunications sector. Such as
                                                                    companies that offer telephone service,
                                                                    wireless communications, satellite
                                                                    communications, television and movie
                                                                    programming, broadcasting and Internet
                                                                    access.

------------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy     High total return.                               A mix of equity and fixed income          J.P. Morgan Investment
                                                                    securities.                               Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
Equity Income      Long-term growth of capital and income.          Equity securities of large and            J.P. Morgan Investment
                                                                    medium-sized dividend- paying U.S.        Management Inc.
                                                                    companies.

------------------------------------------------------------------------------------------------------------------------------------
Strategic Value    Long-term growth of capital.                     Equity securities with the potential for  Janus Capital
                                                                    long-term growth of capital.              Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   THE PORTFOLIO'S                                  THE PORTFOLIO'S                           PORTFOLIO
PORTFOLIO          INVESTMENT GOAL                                  MAIN INVESTMENTS                          MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Growth LT          Long-term growth of capital consistent with the  Equity securities of a large number of    Janus Capital
                   preservation of capital.                         companies of any size.                    Corporation


------------------------------------------------------------------------------------------------------------------------------------
Focused 30         Long-term growth of capital.                     Equity securities selected for their      Janus Capital
                                                                    growth potential.                         Corporation
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value      Capital appreciation.                            Equity securities of medium-sized U.S.    Lazard Asset
                                                                    companies believed to be undervalued.     Management
------------------------------------------------------------------------------------------------------------------------------------
International      Long-term capital appreciation primarily         Equity securities of companies of any     Lazard Asset
Value              through investment in equity securities of       size located in developed countries       Management
                   corporations domiciled in countries other than   outside of the U.S.
                   the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Capital            Long-term growth of capital.                     Equity securities with the potential      MFS
Opportunities                                                       for long-term growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth     Long-term growth of capital.                     Equity securities of medium-sized         MFS
                                                                    companies believed to have above-average
                                                                    growth potential.
------------------------------------------------------------------------------------------------------------------------------------
Global Growth      Capital appreciation.                            Equity securities of any size located     MFS
                                                                    within and outside of the U.S.
------------------------------------------------------------------------------------------------------------------------------------
Equity Index       Investment results that correspond to the total  Equity securities of companies that are   Mercury Advisors
                   return of common stocks publicly traded in       included in the Standard & Poor's 500
                   the U.S.                                         Composite Stock Price Index.
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index    Investment results that correspond to the total  Equity securities of companies that are   Mercury Advisors
                   return of an index of small capitalization       included in the Russell 2000 Small Stock
                   companies.                                       Index.
------------------------------------------------------------------------------------------------------------------------------------
REIT               Current income and long-term capital             Equity securities of real estate          Morgan Stanley Asset
                   appreciation.                                    investment trusts.                        Management
------------------------------------------------------------------------------------------------------------------------------------
Government         Maximize total return consistent with prudent    Fixed income securities that are issued   Pacific Investment
    Securities     investment management.                           or guaranteed by the U.S. government,     Management Company
                                                                    its agencies or government- sponsored
                                                                    enterprises.
------------------------------------------------------------------------------------------------------------------------------------
Managed Bond       Maximize total return consistent with prudent    Medium and high-quality fixed income      Pacific Investment
                   investment management.                           securities with varying terms to          Management Company
                                                                    maturity.
------------------------------------------------------------------------------------------------------------------------------------
Money Market       Current income consistent with preservation of   Highest quality money market instruments  Pacific Life
                   capital.                                         believed to have limited credit risk.
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond    High level of current income.                    Fixed income securities with lower and    Pacific Life
                                                                    medium-quality credit ratings and
                                                                    intermediate to long-terms to maturity.
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value    Long-term growth of capital. Current income is   Equity securities of large U.S.           Salomon Brothers Asset
                   of secondary importance.                         companies.                                Management Inc

THE INVESTMENT ADVISER
We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for 29 of the Portfolios.

VARIABLE INVESTMENT OPTION PERFORMANCE
Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established January 2, 1996 or thereafter and has no historical performance prior to the date that it was established, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our claims paying ability that are produced by rating agencies and organizations.

YOUR FIXED OPTION
Subject to availability, the Fixed Option offers you a guaranteed minimum interest rate on the amount you allocate to this Option. Amounts you allocate to this Option, and your earnings credited are held in our General Account. For more detailed information about this Option, see THE GENERAL ACCOUNT and APPENDIX A: STATE LAW VARIATIONS sections in this Prospectus.


                            PURCHASING YOUR CONTRACT


HOW TO APPLY FOR YOUR CONTRACT
To purchase a Contract, fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your application and payment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Purchase Payment for more than five Business Days unless we specifically obtain your permission.

You may also purchase a Contract by exchanging your existing contract. YOU MUST SUBMIT ALL CONTRACTS TO BE EXCHANGED WHEN YOU SUBMIT YOUR APPLICATION. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint owners and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her last birthday. If any Contract Owner or any Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

PURCHASING A DEATH BENEFIT RIDER (OPTIONAL)

You may purchase either the Stepped-Up Death Benefit Rider (SDBR) or Premier Death Benefit Rider (PDBR) (subject to state availability) at the time your application is completed. You may not purchase either Rider after the Contract Date.

If you select one of these Riders, the SDBR or PDBR, as applicable, will remain in effect until the earliest of: (a) the full withdrawal of the amount available for withdrawal under the Contract; (b) when death benefit proceeds become payable under the Contract; (c) any termination of the Contract in accordance with the provisions of the Contract; or (d) the Annuity Date. The SDBR or PDBR may not otherwise be cancelled. The SDBR or PDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

MAKING YOUR INVESTMENTS ("PURCHASE PAYMENTS")

MAKING YOUR INITIAL INVESTMENT
Your initial investment must be at least $10,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $800 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose the PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional investment that will bring your aggregate investments over $1,000,000.

MAKING ADDITIONAL INVESTMENTS
You may choose to invest additional amounts in your Contract at any time. Each additional investment above the initial investment requirements must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts. In certain states additional investments are limited.

FORMS OF PAYMENT
Your initial and additional investments may be sent by personal or bank check or by wire transfer. You may also make additional PAC investments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during your Free Look period may be delayed until your check has cleared.


                       HOW YOUR INVESTMENTS ARE ALLOCATED


CHOOSING YOUR INVESTMENT OPTIONS

You may allocate your investments among the 31 Subaccounts and the Fixed Option. Allocations of your initial investment to the Investment Options you selected will be effective on your Contract Date. See WITHDRAWALS-RIGHT TO CANCEL ("FREE LOOK"). Each additional investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS-RIGHT TO CANCEL ("FREE LOOK") section. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is delivered. If your initial investment is received from multiple sources, we will consider them all your initial investment.

INVESTING IN VARIABLE INVESTMENT OPTIONS

Each time we allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount divided by the "Unit Value" of one Unit of that Subaccount.


    EXAMPLE: You allocate $600 to the Government Securities Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Government Securities Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

YOUR VARIABLE ACCOUNT VALUE WILL CHANGE
After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. FOR EXAMPLE, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

WHEN YOUR INVESTMENT IS EFFECTIVE

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Purchase Payment is usually effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Purchase Payment in proper form. See ADDITIONAL INFORMATION--INQUIRIES AND SUBMITTING FORMS AND REQUESTS.

TRANSFERS

Once your Payments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other Investment Option. Certain restrictions apply to the Fixed Option. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS. Transfer requests are generally effective on the Business Day we receive them in proper form.

No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year. Transfers under the dollar cost averaging and earnings sweep options (but not the portfolio rebalancing option described below) are counted toward your total transfers in a Contract Year. Any such fee would be charged against your Investment Options proportionately, based on your relative Account Value in each immediately after the transfer.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS in the Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

AUTOMATIC TRANSFER OPTIONS
We offer three automatic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options, although transfers under the dollar cost averaging and earnings sweep options are counted towards your total transfers in a Contract Year.

DOLLAR COST AVERAGING
Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. Detailed information appears in the SAI.

PORTFOLIO REBALANCING
You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (E.G., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

EARNINGS SWEEP
You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.


                          CHARGES, FEES AND DEDUCTIONS

WITHDRAWAL CHARGE

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on: (i) death benefit proceeds, except as provided under the AMOUNT OF THE DEATH BENEFIT: DEATH OF A CONTRACT OWNER Section; (ii) amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least five years; (iii) subject to state variation, withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract; (iv) subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Owner or Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less (See APPENDIX A:
STATE LAW VARIATIONS.); or (v) subject to medical evidence satisfactory to us, after 90 days from the Contract Date, full or partial withdrawals while the Owner or Annuitant has been confined to an accredited nursing home for 60 days or longer. (See APPENDIX A: STATE LAW VARIATIONS.) The waiver of withdrawal charges applies only to withdrawals made while the Owner or Annuitant is in a nursing home or within 90 days after the Owner or Annuitant leaves the nursing home. In addition, the nursing home confinement period for which you seek the waiver must begin after the Contract Date. In order to use this waiver, you must submit with your withdrawal request the following documents: (1) a physician's note recommending the Owner or Annuitant's admittance to a nursing home; (2) an admittance form which shows the type of facility the Owner or Annuitant entered; and (3) a bill from the nursing home which shows that the Owner or Annuitant met the 60 day nursing home confinement requirement. An accredited nursing home is defined as a home or facility that; (1) is operating in accordance with the law of jurisdiction in which it is located; (2) is primarily engaged in providing, in addition to room and board, skilled nursing care under the supervision of a duly licensed physician; (3) provides continuous 24 hour a day nursing service by or under the supervision of a registered nurse; and maintains a daily record of the patient.

FREE WITHDRAWALS

We will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of Purchase Payments held under your Contract for at least three Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

      EXAMPLE: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the "oldest" Payment withdrawn first. The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs.

HOW THE CHARGE IS DETERMINED
The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that Purchase Payment was effective. A Purchase Payment is "one year old" or has an "age of one" from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an "age of two", and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payments you withdraw determines the level of withdrawal charge as follows:


                                                                WITHDRAWAL
                                                                CHARGE AS A
                                                                PERCENTAGE
           "AGE" OF PAYMENT                                    OF THE AMOUNT
               IN YEARS                                          WITHDRAWN
           ----------------                                    -------------
                 1 .......................................          7%
                 2 .......................................          6%
                 3 .......................................          4%
                 4 or more ...............................          0%

We pay sales commissions and other expenses associated with the promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 7.00% of your aggregate Purchase Payments.

Sellers of Contracts will be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

WITHDRAWAL ENHANCEMENTS

We reserve the right, in our sole discretion, to calculate your withdrawal charge on more favorable terms to you than as otherwise described in the preceding paragraphs. These Withdrawal Enhancements may include an acceleration of the day on which the "age" of any Purchase Payment(s) is considered to occur or a waiver of some or all of the withdrawal charge in the event the Guaranteed Interest Rate is less than a specified rate. Although we retain the discretion to add a Withdrawal Enhancement, once it is added, it is binding on us and effective for any specified period we have designated. In the event of any Withdrawal Enhancement, we will notify the Owner within thirty (30) days of the effective date of the Withdrawal Enhancement.

TRANSFERS

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR PAYMENTS ARE ALLOCATED--TRANSFERS and THE GENERAL ACCOUNT-WITHDRAWALS AND TRANSFERS.

PREMIUM TAXES
Depending on your state of residence (among other factors), a tax may be imposed on your Purchase Payments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at the Annuity Date or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Purchase Payments ("premium taxes"), we will impose a similar charge against your Contract Value. Premium tax is subject to state requirements. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred by us. For these purposes, "premium taxes" include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Purchase Payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

ANNUAL FEE

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year), if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

WAIVERS AND REDUCED CHARGES

We may agree to waive or reduce charges by crediting additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to waive or reduce charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person's Contract when we apply the Purchase Payments. We may also agree to waive minimum Purchase Payment requirements for Eligible Persons.

We will only reduce or waive charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you generally will not keep any amounts credited if you return your Contract during the Free Look period. See WITHDRAWALS-RIGHT TO CANCEL ("FREE LOOK") for a more complete description of the amount that would be refunded if you exercised your right to cancel.

MORTALITY AND EXPENSE RISK CHARGE

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate equal to 1.40% of each Subaccount's assets; this charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity; the base Risk Charge, but not any increase in the Risk Charge for an optional Death Benefit Rider, will continue after the Annuity Date if you choose any variable annuity.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

INCREASE IN RISK CHARGE IF AN OPTIONAL DEATH BENEFIT RIDER IS PURCHASED
We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount's assets if you purchase the Stepped-Up Death Benefit Rider (the "SDBR") or 0.35% if you purchase the Premier Death Benefit Rider (the "PDBR"). The total Risk Charge annual rate will be 1.60% if the SDBR is purchased or 1.75% if the PDBR is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See PURCHASING YOUR CONTRACT--PURCHASING AN OPTIONAL DEATH BENEFIT RIDER.

ADMINISTRATIVE FEE

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.25% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.

EXPENSES OF THE FUND

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.


                      RETIREMENT BENEFITS AND OTHER PAYOUTS

SELECTING YOUR ANNUITANT

When you submit the application for your Contract, you may choose a sole Annuitant or Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant; more information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

ANNUITIZATION

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. (See APPENDIX A: STATE LAW VARIATIONS.) If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, and any applicable withdrawal charge. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

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

CHOOSING YOUR ANNUITY DATE ("ANNUITY START DATE")

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday. However, to meet IRS minimum distribution rules, your required minimum distribution date is earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS.

You should carefully review the Annuity Options with your financial tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters. For instance, under requirements for retirement plans that qualify under Section 401 or 408 of the Code, required minimum distributions, or annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2.

For retirement plans that qualify under section 401 or 408 of the Code, distributions must begin no later than the Required Minimum Date of the April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. These distributions are subject to the "minimum distribution and incidental death benefit", "MDIB", rules of Code Section 401(a)(9) and the Regulations thereunder, and shall comply with such rules. Accordingly:

     (a) The entire interest under the Contract shall be distributed to the Owner/Annuitant:

          (i) Not later than the April 1st next following the close of the calendar year in which the Owner/Annuitant attains age 70 1/2, or

          (ii) Commencing not later than the Required Beginning Date, over the Owner/Annuitant's life or the lives of the Owner/Annuitant and his or her Beneficiary.

     (b) For purposes of calculating life expectancy for retirement plans under Code Section 401 or 408, life expectancy is computed by use of the expected return multiples V and VI of Regulation Section 1.72-9. Unless otherwise elected by the Owner by the Required Beginning Date, life expectancy for the Owner shall be recalculated annually, but shall not be recalculated annually for any spouse Beneficiary. Any election by the Owner/Annuitant to recalculate (or not) the life expectancy of the Owner/Annuitant or of the spouse Beneficiary shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary may not be recalculated. Instead, where the life expectancy of a Beneficiary (or Owner/Annuitant) is not recalculated annually, such a life expectancy shall be calculated using the attained age of such Beneficiary (or Owner/Annuitant) during the calendar year in which the Owner attains 70 1/2, and payments for subsequent years shall be calculated based on such life expectancy reduced by one year for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

     (c) The method of distribution selected also shall comply with the MDIB rule of Code Section 401(a)(9), and proposed Regulation Section 1.401(a)(9)-2.

However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire. If a plan is qualified under Section 408A of the Code, no minimum distributions are required at any time.

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 (a) generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and (b) must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Option 3, if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

Subject to legislation, if you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information if you are interested in this option.

DEFAULT ANNUITY DATE AND OPTIONS

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will AUTOMATICALLY be considered your Beneficiary.

CHOOSING YOUR ANNUITY OPTION

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount, and/or a variable-dollar amount, subject to state availability. Second, you may choose the form of annuity payments (see ANNUITY OPTIONS below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after the Annuity Date.

FIXED AND VARIABLE ANNUITIES
You may choose a fixed annuity (I.E., with fixed-dollar amounts), a variable annuity (I.E., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

ANNUITY OPTIONS
Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

     1. LIFE ONLY. Periodic payments are made to the designated payee during the Annuitant's lifetime. Payments stop when the Annuitant dies.

     2. LIFE WITH PERIOD CERTAIN. Periodic payments are made to the designated payee during the Annuitant's lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Owner receives the remainder of the guaranteed payments. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully surrendered your contract. For the purposes of calculating the withdrawal charge, annuity payments will be treated as partial withdrawals.

     3. JOINT AND SURVIVOR LIFE. Periodic payments are made during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the Primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the Primary Annuitant. Payments stop when both Annuitants have died.

     4. PERIOD CERTAIN ONLY. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, we pay the Owner the remainder of the guaranteed payments. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully surrendered your contract. For the purposes of calculating the withdrawal charge, annuity payments will be treated as partial withdrawals.

If the Owner dies, after the Annuity Date, the Owner's rights are assumed by the Joint or Contingent Owner, if living; if not to the Beneficiary, if living; if not to the Contingent Beneficiary, if living; if not to the Owner's estate.

For Contracts issued in connection with a Qualified Plan, please refer to the discussion above under "CHOOSING YOUR ANNUITY DATE ("ANNUITY START DATE")". If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

FREQUENCY OF PAYMENTS
You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. (See APPENDIX A: STATE LAW VARIATIONS.) Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

YOUR ANNUITY PAYMENTS

AMOUNT OF THE FIRST PAYMENT
Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract or the Annuity Date which are at least the variable annuity income factors under the contract. You may choose any other annuity option we may offer on the option's effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS

Death benefit proceeds may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The amount of the death benefit proceeds will be paid according to the DEATH BENEFIT PROCEEDS section below.

The "Notice Date" is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

DEATH BENEFIT PROCEEDS
Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death proceeds. Such proceeds will equal the amount of the death benefit reduced by any charges for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under this Contract or towards the purchase of any Annuity Option we then offer, or in accordance with IRS regulations (see DEATH OF OWNER DISTRIBUTION RULES). Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

DEATH OF OWNER DISTRIBUTION RULES
If an Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must complete distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or over a period that does not exceed the Beneficiary's life expectancy. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in an acceptable form to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner's designation.

If the Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate.

If the Owner was an Annuitant, the designated recipient is the Joint Owner, if living; if not the Beneficiary, if living; if not, the Contingent Beneficiary, if living; if not, the Owner's estate. A sole designated recipient who is the Owner's spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, Pacific Life will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit. The amount that the death benefit proceeds exceeds the Contract Value will be added to the Contract Value in the form of the Add-In Amount on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and will be considered earnings. A Joint or Contingent Owner who is the designated recipient but NOT the Owner's spouse may not continue the Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any withdrawal and/or transaction fee, any charges for withdrawals, and/or premium taxes and/or other taxes, if the non-individual Owner elects a cash distribution. The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes, including the requirement that, if the Owner dies before the Annuity Date, any death benefit proceeds under the Contract shall be distributed within five years of the Owner's death (or such other period that we offer and that is permitted under the Code or such shorter period as we may require).

QUALIFIED PLAN DEATH OF ANNUITANT DISTRIBUTION RULES

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan as defined in Section 401, 403, 408, or 408A of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls. In order to satisfy this requirement, generally the designated recipient must receive a lump sum payment by this date or elect to receive the Annuitant's interest in the Contract in equal or substantially equal installments over a period not exceeding the lifetime or life expectancy of the designated recipient. If the designated recipient elects the installment payment option, the Internal Revenue Service regulations provide that payments must begin no later than December 31 of the calendar year which follows the calendar year in which the Annuitant died. However, if the designated recipient is the spouse of the Annuitant at the time of the Annuitant's death ("surviving spouse"), then, under the regulations, required distributions must begin no later than December 31 of the calendar year in which the Annuitant would have reached age 70 1/2.

Under our administrative procedures, payments must commence either by the end of the fifth year following the Annuitant's death or lifetime distributions beginning no later than the end of the year following the year the Annuitant died; unless the designated recipient is the surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA in his or her name, then he or she will be subject to the five year rule. However, the surviving spouse may waive the five year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of: (a) December 31 of the year following the year the Annuitant died; or (b) December 31 of the year in which the Annuitant would have turned 70 1/2. Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31, of the year following the Annuitant's death or, the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions but before the Annuitant's entire interest in the Contract (other than a Roth
IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

THE AMOUNT OF THE DEATH BENEFIT: DEATH OF ANNUITANT

If the sole Annuitant dies prior to the Annuity Date, the death benefit will be equal to the greater of:

     (a)  your Contract Value as of the Notice Date; or
     (b) your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

OPTIONAL STEPPED-UP DEATH BENEFIT RIDER

If you purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed (subject to state availability) upon the death of the sole Annuitant prior to the Annuity Date, the death benefit will be equal to the greater of (a) or (b) below:

     (a) the DEATH BENEFIT AMOUNT as of the Notice Date. The DEATH BENEFIT AMOUNT as of any day (prior to the Annuity Date) is equal to the greater of:

          (i)  your Contract Value as of that day; or

          (ii) your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

     (b) the GUARANTEED MINIMUM DEATH BENEFIT AMOUNT as of the Notice Date. The GUARANTEED MINIMUM DEATH BENEFIT AMOUNT is calculated only when death benefit proceeds become payable as a result of the death of the Annuitant prior to the Annuity Date and is determined as follows:

          First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract anniversaries is a "Milestone Date").

          We then adjust the Death Benefit Amount for each milestone date by:

          (i) adding the aggregate amount of any Purchase Payments received by us since the Milestone Date; and

          (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. CALCULATION OF ANY GUARANTEED MINIMUM DEATH BENEFIT AMOUNT IS ONLY MADE ONCE DEATH BENEFIT PROCEEDS BECOME PAYABLE UNDER YOUR CONTRACT.

OPTIONAL PREMIER DEATH BENEFIT RIDER
If you purchase the Premier Death Benefit Rider (PDBR) at the time your application is completed (subject to state availability), upon the death of the sole Annuitant prior to the Annuity Date, the death benefit will be equal to the greater of (a) or (b) below:

     (a) the DEATH BENEFIT AMOUNT as of the Notice Date. The DEATH BENEFIT AMOUNT as of any day (prior to the Annuity Date) is equal to the greater of:

          (i)  your Contract Value as of that day; or

          (ii) your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 6% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including any withdrawal charge. The 6% annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00015965 to each day's balance. (See APPENDIX A: STATE LAW VARIATIONS.) The 6% effective annual rate of growth will stop accruing as of the earlier of:

               1. the Contract anniversary following the date the Annuitant reaches his or her 80th birthday; or
               2.   the date of death of the sole Annuitant; or
               3.   the Annuity Date.

     (b) the GUARANTEED MINIMUM DEATH BENEFIT AMOUNT as of the Notice Date. The GUARANTEED MINIMUM DEATH BENEFIT Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant prior to the Annuity Date, and is determined as follows:

          First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract

Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date".

          We then adjust the Death Benefit Amount for each Milestone Date by:

          (i) adding the aggregate amount of any Purchase Payments received by us since that Milestone Date; and

          (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the notice date is your Guaranteed Minimum Death Benefit if the PDBR is purchased. CALCULATION OF ANY GUARANTEED MINIMUM DEATH BENEFIT IS ONLY MADE ONCE DEATH BENEFIT PROCEEDS BECOME PAYABLE UNDER YOUR CONTRACT.

The following procedures apply in the event of death of an Annuitant who is NOT also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit proceeds are not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds are payable to the Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

If the Owner is not the Annuitant and they die simultaneously, the death benefit will be calculated under the Death of Annuitant provisions and death benefit proceeds will be paid to the Joint Owner if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.

THE AMOUNT OF THE DEATH BENEFIT: DEATH OF A CONTRACT OWNER

If a Contract Owner who is not the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the DEATH BENEFIT PROCEEDS section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT-WITHDRAWALS AND TRANSFERS.

If a Contract Owner who is the Annuitant dies before the Annuity Date, the amount of the death benefit will be determined in accordance with the THE AMOUNT OF THE DEATH BENEFIT: DEATH OF ANNUITANT section above, and will be paid in accordance with the DEATH BENEFIT PROCEEDS section. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Beneficiary, if living; if not, to the Contingent Beneficiary, if living; if not, to the Owner's estate.


                                   WITHDRAWALS


OPTIONAL WITHDRAWALS

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section below. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT-WITHDRAWALS AND
TRANSFERS and APPENDIX A: STATE LAW VARIATIONS sections.

AMOUNT AVAILABLE FOR WITHDRAWAL

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, withdrawal charge, withdrawal transaction fee, and any charge for premium taxes and/or other taxes. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT-WITHDRAWALS AND TRANSFERS.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

WITHDRAWAL TRANSACTION FEES

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each Investment Option immediately after the withdrawal.

PRE-AUTHORIZED WITHDRAWALS

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a penalty tax of 10% or more if you have not reached age 59 1/2. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT-WITHDRAWALS AND TRANSFERS. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

SPECIAL REQUIREMENTS FOR FULL WITHDRAWALS

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

SPECIAL RESTRICTIONS UNDER QUALIFIED PLANS

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, YOU MAY NOT WITHDRAW AMOUNTS attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) EXCEPT in cases of your (a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

EFFECTIVE DATE OF WITHDRAWAL REQUESTS

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until your check clears.

TAX CONSEQUENCES OF WITHDRAWALS
Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. YOU SHOULD CONSULT WITH A TAX ADVISER BEFORE MAKING ANY WITHDRAWAL OR SELECTING THE PRE-AUTHORIZED WITHDRAWAL OPTION. See FEDERAL TAX STATUS.

RIGHT TO CANCEL ("FREE LOOK")
During the Free Look period, you have the right to cancel your Contract and return it to us for a refund. If you return your Contract, it will be canceled. The amount of your refund may be more or less than the Purchase Payments you've made, depending on the state where you signed your application. Generally, the Free Look period ends 10 days after you receive your Contract, but may vary by state. Also, some states may have a different Free Look period if you are replacing another annuity contract or life insurance policy. For more information, see APPENDIX A: STATE LAW VARIATIONS.

In most states, your refund will be your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract charges to pay for premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS-WAIVERS AND REDUCED CHARGES. This means you will not keep any amounts that we add as a credit or any gains and losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts. Thus an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments. There are some states that require us to return a different amount if you are replacing another annuity contract or life insurance policy. For any Contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made). For more information, see APPENDIX A: STATE LAW VARIATIONS.

You'll find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract's cover page, or on a notice that accompanies your policy.

Your Purchase Payments will be allocated in accordance with your application or your most recent allocation instructions.

                      PACIFIC LIFE AND THE SEPARATE ACCOUNT

PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company that is based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations and investment and advisory services. As of the end of 1999, we had $101 billion of individual life insurance in force and total admitted assets of approximately $48.2 billion. We are ranked the 16th largest life insurance carrier in the U.S. in terms of 1999 admitted assets. The Pacific Life family of companies has total assets under management of $315 billion. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Select Distributors, Inc. ("PSD"), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

SEPARATE ACCOUNT A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the 1940 Act, as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

                               FEDERAL TAX STATUS


THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS BASED ON OUR UNDERSTANDING OF CURRENT TAX LAWS AND REGULATIONS, WHICH MAY BE CHANGED BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION. THE SUMMARY IS GENERAL IN NATURE AND IS NOT INTENDED AS TAX ADVICE. MOREOVER, IT DOES NOT CONSIDER ANY APPLICABLE STATE OR LOCAL TAX LAWS. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. ACCORDINGLY, YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR COMPLETE INFORMATION AND ADVICE BEFORE PURCHASING A CONTRACT.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or a nominee for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, generally no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

TAXES PAYABLE BY CONTRACT OWNERS: GENERAL RULES

THESE GENERAL RULES APPLY TO NON-QUALIFIED CONTRACTS. AS DISCUSSED BELOW, HOWEVER, TAX RULES MAY DIFFER FOR QUALIFIED CONTRACTS AND YOU SHOULD CONSULT A QUALIFIED TAX ADVISER IF YOU ARE PURCHASING A QUALIFIED CONTRACT.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

MULTIPLE CONTRACTS
All Non-Qualified contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of contracts or otherwise.

TAXES PAYABLE ON WITHDRAWALS

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Purchase Payments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is: (1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to you becoming disabled, or (4) in the form of level annuity payments under a lifetime annuity.

TAXES PAYABLE ON ANNUITY PAYMENTS

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Purchase Payments (as used here, "Purchase Payments" means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Purchase Payments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Purchase Payments have been fully recovered, a deduction may be allowed on the final tax return for the unrecovered Purchase Payments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Purchase Payments as payments are made. IRC Section 72(b)(3)(A) or (B) or (C).

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

QUALIFIED CONTRACTS

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and coditions of the Contract issued in connection therewith.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS ARE AVAILABLE. WE ARE NOT THE ADMINISTRATOR OF ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR AND/OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT
US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, COMPLIANCE REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT, OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. THE QUALIFIED PLAN (THE PLAN ADMINISTRATOR OR THE CUSTODIAN) IS REQUIRED TO PROVIDE US WITH INFORMATION REGARDING INDIVIDUALS WITH SIGNATORY AUTHORITY ON THE CONTRACT(S) OWNED. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU SHOULD ALSO CONSULT WITH YOUR TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

INDIVIDUAL RETIREMENT ANNUITIES ("IRAs")
Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA and other Qualified Plans:

TRADITIONAL IRAs
Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Designated Beneficiary. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, government plans, 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs
The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the SIMPLE Plan, employers may make the plan contributions into a SIMPLE retirement account established by each eligible participant. Like other

Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date any individual first participated in any qualified salary reduction arrangement maintained by the individual's employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code Section 401 or a Section 403(b) annuity contract.

ROTH IRAs
Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser.

TAX SHELTERED ANNUITIES ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Purchase Payments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

GOVERNMENT PLANS

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(K) PLANS; PENSION AND PROFIT-SHARING PLANS

Qualified Employer plans may be established by eligible employers for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to certain limitations.

LOANS
Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract issued under Section 401 or 403 of the Code AND the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

TAX AND LEGAL MATTERS
The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, WE URGE YOU TO CONSULT WITH A QUALIFIED TAX ADVISER PRIOR TO EFFECTING ANY LOAN TRANSACTION UNDER YOUR CONTRACT.


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

Generally interest paid on your loan under a 401 plan or 403(b) tax-sheltered annuity will be considered non-deductible "personal interest" under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

LOAN PROCEDURES

Your loan request must be submitted on our Loan Agreement Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

LOAN TERMS
You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the LESSER of:

     -    50% of your Contract Value; and

     - $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Qualified Plan.

QUALIFIED PLAN (NOT SUBJECT TO TITLE I OF ERISA)

If your Qualified Plan is not subject to Title I of ERISA regulations, you will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%.

QUALIFIED PLAN (SUBJECT TO TITLE I OF ERISA)

If your Qualified Plan is subject to Title I of ERISA regulations, you will be charged interest on your Contract Debt at a fixed annual rate, set at the time the loan is made, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the most recently available calendar month, or (b) 5%. (See APPENDIX A: STATE LAW VARIATIONS.) In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

REPAYMENT TERMS

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

     EXAMPLE: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Purchase Payments unless you specifically indicate that your payment is a loan repayment or include your loan stub with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, IF AMOUNTS UNDER YOUR CONTRACT ARE ELIGIBLE FOR DISTRIBUTION. In order for an amount to be eligible for distribution from a Qualified Plan you must meet one of six triggering events. They are: attainment of age 59 1/2; separation from service; death; disability; plan termination; and financial hardship. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a CURRENTLY TAXABLE EVENT, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code
Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

WITHHOLDING

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

IMPACT OF FEDERAL INCOME TAXES

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing such a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

TAXES ON PACIFIC LIFE

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.


                             ADDITIONAL INFORMATION


VOTING RIGHTS

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do NOT receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we HAVE received timely voting instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

CHANGES TO YOUR CONTRACT

CONTRACT OWNER(S) AND CONTINGENT OWNER
You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the ONLY Contract Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from BOTH Contract Owners. Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

ANNUITANT AND CONTINGENT OR JOINT ANNUITANT

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS-SELECTING YOUR ANNUITANT.

BENEFICIARIES

Your Beneficiary is the person(s) who may receive death benefits under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary on an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate may receive any death benefit proceeds under your Contract.

CHANGES TO ALL CONTRACTS

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

     -    cease offering any Subaccount;

     - add or change designated investment companies or their portfolios, or other investment vehicles;

     - add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

     - permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

     -    add, remove or combine Variable Accounts;

     - combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

     - register or deregister Separate Account A or any Variable Account under the 1940 Act;

     - operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

     - run any Variable Account under the direction of a committee, board, or other group;

     - restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

     - make any changes required by the 1940 Act or other federal securities laws;

     - make any changes necessary to maintain the status of the Contracts as annuities under the Code;

     - make other changes required under federal or state law relating to annuities;

     -    suspend or discontinue sale of the Contracts; and

     -    comply with applicable law.

INQUIRIES AND SUBMITTING FORMS AND REQUESTS
You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

     Pacific Life Insurance Company
     P.O. Box 7187
     Pasadena, California 91109-7187

If you are submitting a purchase or other payment by mail, please send it, along with your application if you are submitting one, to:

     Pacific Life Insurance Company
     P.O. Box 100060
     Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

     Pacific Life Insurance Company
     c/o FCNPC
     1111 South Arroyo Parkway, First Floor
     Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will usually be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

TELEPHONE AND ELECTRONIC TRANSACTIONS
You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by so indicating on the application or by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make transaction requests by telephone.

ELECTRONIC DELIVERY AUTHORIZATION
You may authorize us to provide prospectuses, statements and other information ("documents") electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as "undeliverable," we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

TIMING OF PAYMENTS AND TRANSACTIONS
For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. For (i) withdrawals from the Fixed Option, (ii) death benefit payments attributable to Fixed Option Value, or (iii) fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT for more details.

CONFIRMATIONS, STATEMENTS AND OTHER REPORTS TO CONTRACT OWNERS
Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

REPLACEMENT OF LIFE INSURANCE OR ANNUITIES
The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

FINANCIAL STATEMENTS
The statement of net assets of Separate Account A as of December 31, 1999 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 1999. Pacific Life's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are contained in the Statement of Additional Information.


                               THE GENERAL ACCOUNT


GENERAL INFORMATION
All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GUARANTEE TERMS
When you allocate any portion of your Purchase Payments or Contract Value to the Fixed Option, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year.

Guaranteed Interest Rates for the Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for the Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

FIXED OPTION

EACH ALLOCATION (OR ROLLOVER) YOU MAKE TO THE FIXED OPTION RECEIVES A GUARANTEE TERM THAT BEGINS ON THE DAY THAT ALLOCATION OR ROLLOVER IS EFFECTIVE AND ENDS AT THE END OF THAT CONTRACT YEAR OR, IF EARLIER, ON YOUR ANNUITY DATE. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

     EXAMPLE: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

WITHDRAWALS AND TRANSFERS

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option or transfer amounts from your Fixed Option to one or more of the other Investment Options. In addition, no partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds. See
APPENDIX A: STATE LAW VARIATIONS.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION-TIMING OF PAYMENTS AND TRANSACTIONS; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

FIXED OPTION
After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

TERMS USED IN THIS PROSPECTUS

Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

ACCOUNT VALUE -- The amount of your Contract Value allocated to a specified Variable Investment Option or the Fixed Option.

ADD-IN AMOUNT -- The amount added by Pacific Life, if applicable, to the Contract Value on the Notice Date to set the Contract Value equal to the death benefit proceeds that would have been payable to the Spouse as the deemed Beneficiary/designated recipient of the death benefit. The Add-In Amount will only apply if the deceased Contract Owner was also the last surviving Annuitant.

ANNUITANT -- A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

ANNUITY DATE ("ANNUITY START DATE") -- The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

ANNUITY OPTION -- Any one of the income options available for a series of payments after your Annuity Date.

BENEFICIARY -- A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

BUSINESS DAY -- Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, Christmas Day, and the Friday before New Year's Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year's Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of the monthly or yearly accounting period. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

CODE -- The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT -- A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

CONTINGENT OWNER -- A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

CONTRACT ANNIVERSARY -- The same date, in each subsequent year, as your Contract Date.

CONTRACT DATE -- The date we issue your Contract. Contract Years, Contract Semiannual Periods, Contract Quarters and Contract Months are measured from this date.

CONTRACT DEBT -- As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

CONTRACT OWNER, OWNER, POLICYHOLDER, YOU, OR YOUR -- Generally, a person who purchases a Contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.

CONTRACT VALUE -- As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and any Loan Account Value.

CONTRACT YEAR -- A year that starts on the Contract Date or on a Contract Anniversary.

EARNINGS -- As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments, which are reduced by withdrawals of prior Purchase Payments.

FIXED OPTION -- If you allocate all or part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

FIXED OPTION VALUE -- The aggregate amount of your Contract Value allocated to the Fixed Option.

FUND -- Pacific Select Fund.

GENERAL ACCOUNT -- Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

GUARANTEED INTEREST RATE -- The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option. Each Guaranteed Interest Rate is expressed as an annual rate and interest is accrued daily. Each rate will not be less than an annual rate of 3%.

GUARANTEE TERM -- The period during which an amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. This term is up to one-year for the Fixed Option.

INVESTMENT OPTION -- A Subaccount or the Fixed Option offered under the
Contract.

JOINT ANNUITANT -- If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

LOAN ACCOUNT -- The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

LOAN ACCOUNT VALUE -- The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

NET CONTRACT VALUE -- Your Contract Value less Contract Debt.

NON-QUALIFIED CONTRACT -- A Contract other than a Qualified Contract.

POLICYHOLDER-- The Contract Owner.



PORTFOLIO -- A separate portfolio of the Fund in which a Subaccount invests its assets.

PRIMARY ANNUITANT -- The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

PURCHASE PAYMENT ("PREMIUM PAYMENT") -- An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

QUALIFIED CONTRACT -- A Contract that qualifies under the Code as an individual retirement annuity or account ("IRA"), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

QUALIFIED PLAN -- A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.

SEC -- Securities and Exchange Commission.

SEPARATE ACCOUNT A (THE "SEPARATE ACCOUNT") -- A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

SUBACCOUNT -- An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

SUBACCOUNT ANNUITY UNIT -- Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

SUBACCOUNT UNIT -- Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

UNIT VALUE -- The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

VARIABLE ACCOUNT VALUE -- The aggregate amount of your Contract Value allocated to all Subaccounts.

VARIABLE INVESTMENT OPTION -- A Subaccount (also called a Variable Account).

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                  PAGE
                                                                                  ----
PERFORMANCE .................................................................       1
     Total Returns ..........................................................       1
     Yields .................................................................       2
     Performance Comparisons and Benchmarks .................................       2
     Separate Account Performance ...........................................       3

DISTRIBUTION OF THE CONTRACTS ...............................................       7
     Pacific Select Distributors, Inc .......................................       7

THE CONTRACTS AND THE SEPARATE ACCOUNT ......................................       8
     Calculating Subaccount Unit Values .....................................       8
     Variable Annuity Payment Amounts .......................................       8
     Corresponding Dates ....................................................      10
     Age and Sex of Annuitant ...............................................      10
     Systematic Transfer Programs ...........................................      11
     Pre-Authorized Withdrawals .............................................      13
     Death Benefit ..........................................................      13
     1035 Exchanges .........................................................      14
     Safekeeping of Assets ..................................................      14

FINANCIAL STATEMENTS ........................................................      14

INDEPENDENT AUDITORS ........................................................      14

                                  APPENDIX A:

                              STATE LAW VARIATIONS

YOUR FIXED OPTION

If you reside in the state of Oregon, the Fixed Option is not available.

WITHDRAWAL CHARGE

VARIATIONS TO THE WITHDRAWAL CHARGE SECTION - If your Contract was delivered in one of the following states:

                  Massachusetts
                  Texas
                  New Jersey

We cannot waive any withdrawal charge on full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less and/or has been confined to an accredited nursing home.

ANNUITIZATION

If your contract is delivered in the state of Texas, the Conversion Amount annuitized must be at least $2,000.

DEFAULT ANNUITY DATE AND OPTIONS

If your contract was delivered in the state of Texas, the minimum net amount to be converted must be at least $2,000 or result in an income stream that is less than $20 a month and your initial annuity payment must be at least $20.

DEATH BENEFITS

If, at the time your application is completed, you purchase the optional Premier Death Benefit Rider (PDBR) and your Contract was delivered in the following states:

                  Texas
                  Washington

the DEATH BENEFIT AMOUNT stated in the OPTIONAL PREMIER DEATH BENEFIT RIDER sections are replaced with the following:

The DEATH BENEFIT AMOUNT as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your aggregate Purchase Payments less an adjusted amount for each withdrawal increased at an effective annual rate of 5% to that day, subject to a maximum of two times the difference between the aggregate Purchase Payments and withdrawals, including withdrawal charges. The 5% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.00013368 to each day's balance. The 5% effective annual rate of growth will stop accruing as of the earlier of: (i) the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday; or (ii) the date of death of the sole Annuitant; or (iii) the Annuity Date.

                                  APPENDIX A:

                              STATE LAW VARIATIONS
                                   (CONTINUED)

OPTIONAL WITHDRAWALS

VARIATIONS TO THE OPTIONAL WITHDRAWALS SECTION. If your Contract was delivered in Texas and your partial withdrawal leaves you with a Net Contract Value of less than $500, we have the right, at our option to terminate your Contract and send you the withdrawal proceeds.

RIGHT TO CANCEL ("FREE LOOK")

VARIATIONS TO THE LENGTH OF THE FREE LOOK PERIOD. In most states, the Free Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was delivered in one of the following states, the Free Look period is as specified below:

                  Idaho (20 days)
                  North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

LOANS

If your Contract is issued in connection with a Qualified Plan that permits loans and your Qualified Plan is subject to Title I of ERISA in the states listed below:

                  Connecticut
                  Oregon
                  Wisconsin

the QUALIFIED PLAN (SUBJECT TO TITLE I OF ERISA) section is replaced as follows:

If your Qualified Plan is subject to Title I of ERISA regulations, you will be charged interest on your Contract Debt at a fixed annual rate, set at the time the loan is made, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the most recently available calendar month, or (b) 4%. In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

To receive a current copy of the Pacific Innovations Select SAI without charge, call (800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company
Annuities Division
Post Office Box 7187
Pasadena, CA 91109-7187

Name
    --------------------------------------------

Address
    --------------------------------------------

City                                                 State          Zip
    --------------------------------------------          ----------    -----

PACIFIC INNOVATIONS SELECT

PROSPECTUS APRIL 2, 2001 WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pacific Innovations Select variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated April 2, 2001.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it's incorporated by reference. You'll find the table of contents for the SAI on page 47 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us,or by contacting the SEC. The SEC may charge you a fee for this information.


HOW TO CONTACT US

CALL OR WRITE TO US AT:
Pacific Life Insurance Company
Annuities Division
P.O. Box 7187
Pasadena, California 91109-7187

1-800-722-2333
6 a.m. through 5 p.m. Pacific time

SEND PURCHASE PAYMENTS, OTHER PAYMENTS AND APPLICATION FORMS:

BY MAIL
Pacific Life Insurance Company
P.O. Box 100060
Pasadena, California 91189-0060

BY OVERNIGHT DELIVERY SERVICE
Pacific Life Insurance Company
c/o FCNPC
1111 South Arroyo Parkway, Suite 150
Pasadena, California 91105

HOW TO CONTACT THE SEC

Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet: www.sec.gov

[SIDE NOTE]

The Pacific Innovations Select variable annuity Contract is offered by Pacific Life Insurance Company, 700 Newport Center Drive. P.O. Box 9000, Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

Pacific Life Insurance Company
700 Newport Center Drive
Newport Beach, CA 92660
(800) 722-2333


Annuities Division mailing address
P.O. Box 7187
Pasadena, CA 91109-7187

Visit us at our Web site: www.PacificLife.com











[LOGO]INSURANCE* MARKETPLACE STANDARDS ASSOCIATION

* Membership promotes ethical market conduct for individual life insurance and annuities





Pacific Life Insurance Company
Annuities Division
P.O. Box 7187
Pasadena, California 91109-7187
ADDRESS SERVICE REQUESTED





1800-1A

                      STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 2, 2001
                           PACIFIC INNOVATIONS SELECT
                               SEPARATE ACCOUNT A

                               -----------------

Pacific Innovations Select (the "Contract") is a variable annuity contract underwritten by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated April 2, 2001 which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                              -------------------

                         Pacific Life Insurance Company
                               Annuities Division
                         Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187
                                 1-800-722-2333

                               TABLE OF CONTENTS

                                                    PAGE NO.
                                                    ---------
PERFORMANCE.......................................        1

    Total Returns.................................        1
    Yields........................................        2
    Performance Comparisons and Benchmarks........        2
    Separate Account Performance..................        3

DISTRIBUTION OF THE CONTRACTS.....................        7
    Pacific Select Distributors, Inc..............        7

THE CONTRACTS AND THE SEPARATE ACCOUNT............        8
    Calculating Subaccount Unit Values............        8
    Variable Annuity Payment Amounts..............        8
    Corresponding Dates...........................       10
    Age and Sex of Annuitant......................       10
    Systematic Transfer Programs..................       11
    Pre-Authorized Withdrawals....................       13
    Death Benefit.................................       13
    1035 Exchanges................................       14
    Safekeeping of Assets.........................       14

FINANCIAL STATEMENTS..............................       14

INDEPENDENT AUDITORS..............................       14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

TOTAL RETURNS

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

AVERAGE ANNUAL TOTAL RETURN

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("full withdrawal value"). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes, any non-recurring fees or charges or any increase in the Risk Charge for an optional Death Benefit Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $65,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                    T = (ERV/P) TO THE POWER OF (365/N) - 1

where   T    =    average annual total return
        ERV  =    ending redeemable value
        P    =    hypothetical initial payment of $1,000
        N    =    number of days

Average annual total return figures will be given for recent one-, three-, five-and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

AGGREGATE TOTAL RETURN

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge.

NON-STANDARDIZED TOTAL RETURNS

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges and/or increases in Risk Charges, charges for premium, and any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

YIELDS

MONEY MARKET SUBACCOUNT

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes, or any increase in the Risk Charge for an optional Death Benefit Rider, but do reflect a deduction for the Annual Fee, the Risk Charge and the Administrative Fee and assumes an average Contract Value of $65,000.

At December 31, 1999, the Money Market Subaccount's current yield was 3.92% and the effective yield was 4.00%.

OTHER SUBACCOUNTS

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

          YIELD  =   2[( a-b + 1) TO THE POWER OF 6 - 1]
                         ---
                         cd

where:  a    =    net investment income earned during the period by the
                  Portfolio attributable to the Subaccount.
        b    =    expenses accrued for the period (net of reimbursements).
        c    =    the average daily number of Subaccount Units outstanding
                  during the period that were entitled to receive dividends.
        d    =    the Unit Value of the Subaccount Units on the last day of
                  the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the Administrative Fee, the Annual Fee (assuming an average Contract Value of $65,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes, any increase in the Risk Charge for an optional Death Benefit Rider, or any non-recurring fees or charges.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

PERFORMANCE COMPARISONS AND BENCHMARKS

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the

Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS-Registered Trademark-") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS-Registered Trademark- rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS-Registered Trademark- rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS-Registered Trademark- prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as THE WALL STREET JOURNAL, BARRON'S, BUSINESS WEEK, FORBES, FORTUNE, and MONEY.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

SEPARATE ACCOUNT PERFORMANCE

The Contract was not available prior to 2001. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following table presents the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 1999. The accumulated value ("AV") reflects the deductions for all contractual fees and charges, but does not reflect the withdrawal charge, any nonrecurring fees and charges, any increase in the Risk Charge for an optional Death Benefit Rider or any charges for premium taxes. The full withdrawal value ("FWV") reflects the deductions for all contractual fees and charges, but does not reflect any increase in the Risk Charge for an optional Death Benefit Rider, any nonrecurring fees and charges, and any charges for premium taxes.

  THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE
                            INVESTMENT PERFORMANCE.

                    HISTORICAL SEPARATE ACCOUNT PERFORMANCE
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999**
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE

                                                                                                   SINCE
                                                          1 YEAR*             3 YEARS*           INCEPTION*
                                                      ----------------    ----------------    ----------------
VARIABLE ACCOUNTS                                       AV       FWV        AV       FWV        AV       FWV
-----------------                                     ------    ------    ------    ------    ------    ------
Aggressive Equity 4/17/96*........................     25.27     18.97     12.51     11.55     12.18     12.18
Emerging Markets 4/17/96*.........................     51.05     44.75      1.66      0.49     (0.16)    (0.16)
Small-Cap Equity 10/1/99*.........................                                             27.90     22.23
Equity 1/2/96*....................................     36.28     29.98     26.62     25.87     26.39     26.39
Multi-Strategy 1/2/96*............................      5.29     (1.01)    12.93     11.98     12.21     12.21
Equity Income 1/2/96*.............................     11.41      5.11     19.85     19.01     18.96     18.96
Growth LT 1/2/96*.................................     94.85     88.55     49.05     48.51     39.98     39.98
Mid-Cap Value 1/4/99*.............................                                              3.50     (2.17)
Equity Index 1/2/96*..............................     18.62     12.32     25.15     24.38     23.70     23.70
Small-Cap Index 1/4/99*...........................                                             17.42     11.75
REIT 1/4/99*......................................                                             (1.64)    (7.31)
International Value 1/2/96*.......................     20.81     14.51     10.49      9.50     12.36     12.36
Government Securities 1/2/96*.....................     (3.56)    (9.86)     3.73      2.60      3.09      3.09
Managed Bond 1/2/96*..............................     (3.52)    (9.82)     3.87      2.74      3.52      3.52
Money Market 1/2/96*..............................      3.22     (3.08)     3.45      2.32      3.42      3.42
High Yield Bond 1/2/96*...........................      1.22     (5.08)     3.17      2.03      4.69      4.69
Large-Cap Value 1/4/99*...........................                                              9.65      3.98

------------
*   Date Variable Account commenced operations.

** Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. ("Alliance Capital") became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity and Equity Portfolios differed. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

The Diversified Research, International Large-Cap and I-Net Tollkeeper Subaccounts started operations after December 31, 1999 and there is no historical value available for these Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio, April 1, 1996 in the case of the Aggressive Equity and Emerging Markets Portfolios and January 4, 1999 in the case of the Mid-Cap Value, Small-Cap Index, REIT and Large-Cap Value Portfolios). Historical performance information for the Equity Portfolio is based in part on the performance of that Portfolio's predecessor; the predecessor series was a series of Pacific Corinthian Variable Fund and began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 2000, these are not actual performance numbers for the Subaccounts or for the Contract.

THESE ARE HYPOTHETICAL TOTAL RETURN NUMBERS based on accumulated value ("AV") and full withdrawal value ("FWV") that represent the actual performance of the Portfolios, adjusted to reflect the deductions for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for non-recurring fees and charges, premium taxes or an optional Death Benefit Rider are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $65,000. The information presented also includes data representing unmanaged market indices.

  THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE
                            INVESTMENT PERFORMANCE.

            HISTORICAL AND HYPOTHETICAL SEPARATE ACCOUNT PERFORMANCE
         ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1999
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE

                                                                                                              SINCE
                                     1 YEAR*          3 YEARS*          5 YEARS*          10 YEARS*        INCEPTION*
                                 ---------------   ---------------   ---------------   ---------------   ---------------
VARIABLE ACCOUNTS                  AV      FWV       AV      FWV       AV      FWV       AV      FWV       AV      FWV
-----------------                ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Aggressive Equity.............    25.27    18.97   12.51    11.55                                         11.75    11.75
Emerging Markets..............    51.05    44.75    1.66     0.49                                          0.11     0.11
Small-Cap Equity..............    44.47    38.17   23.21    22.42    22.96    22.96    14.64    14.64     15.95    15.95
Equity........................    36.28    29.98   26.62    25.87    25.35    25.35    12.70    12.70      8.45     8.45
Multi-Strategy................     5.29    (1.01)  12.93    11.98    14.46    14.46     9.64     9.64     10.19    10.19
Equity Income.................    11.41     5.11   19.85    19.01    21.23    21.23    12.68    12.68     13.29    13.29
Growth LT.....................    94.85    88.55   49.05    48.51    38.87    38.87                       33.90    33.90
Mid-Cap Value.................                                                                             3.50    (2.17)
Equity Index..................    18.62    12.32   25.15    24.38    26.01    26.01                       18.05    18.05
Small-Cap Index...............                                                                            17.42    11.75
REIT..........................                                                                            (1.64)   (7.31)
International Value...........    20.81    14.51   10.49     9.50    11.95    11.95     6.50     6.50      8.23     8.23
Government Securities.........    (3.56)   (9.86)   3.73     2.60     5.72     5.72     5.65     5.65      6.15     6.15
Managed Bond..................    (3.52)   (9.82)   3.87     2.74     6.11     6.11     6.21     6.21      6.68     6.68
Money Market..................     3.22    (3.08)   3.45     2.32     3.50     3.50     3.21     3.21      3.59     3.59
High Yield Bond...............     1.22    (5.08)   3.17     2.03     7.05     7.05     8.58     8.58      7.88     7.88
Large-Cap Value...............                                                                             9.65     3.98

MAJOR INDICES                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------                    ------   -------   -------   --------
CS First Boston Global High
  Yield Bond..................    3.28      5.37      9.07      11.06
Lehman Brothers Aggregate
  Bond........................   (0.83)     5.73      7.73       7.69
Lehman Brothers Government
  Bond........................   (2.25)     5.57      7.43       7.48
Lehman Brothers
  Government/Corporate Bond...   (2.15)     5.54      7.60       7.66
Lehman Brothers Long-Term
  Government/Corporate Bond...   (7.64)     5.74      8.99       8.65
Morgan Stanley Capital
  International Europe,
  Australasia & Far East......   27.30     16.06     13.15       7.33
Morgan Stanley Capital
  International Emerging
  Markets Free................   63.70      0.91     (0.13)      8.58
NAREIT Equity.................   (4.62)    (1.82)     8.09       9.14
Russell Mid-Cap...............   18.23     18.86     21.86      15.92
Russell 1000 Growth...........   33.16     34.07     32.41      20.32
Russell 2000 Small-Stock......   21.26     13.08     16.69      13.40
Russell 2500..................   24.15     15.72     19.43      15.05
Standard & Poor's 500
  Composite Stock Price.......   21.04     27.56     28.55      18.20

------------
* The performance of the Aggressive Equity, Equity Income, Multi-Strategy, Equity, International Value, and Emerging Markets Variable Accounts for all or a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Value Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity Portfolio; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, and Equity Portfolios differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Asset Management US became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios.

TAX DEFERRED ACCUMULATION

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.40% of average daily account value), the Administrative Fee (equal to an annual rate of 0.25% of average daily account value), the Annual Fee (equal to $30 per year if your Net Contract Value is less than $50,000), any increase in the Risk Charge for an optional Death Benefit Rider (equal to a maximum annual rate of 0.35% of average daily account value), any charge for premium taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are less than one year old, 6% of the amount withdrawn attributable to Purchase Payments that are less than two years old, and 4% of the amount withdrawn attributable to Purchase Payments that are three years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year beginning on the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least four years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than four years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             POWER OF TAX DEFERRAL
   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       0% GROWTH      TAX      4% GROWTH      TAX      8% GROWTH      TAX
        TAXABLE     DEFERRED    TAXABLE     DEFERRED    TAXABLE     DEFERRED
       INVESTMENT  INVESTMENT  INVESTMENT  INVESTMENT  INVESTMENT  INVESTMENT
YEARS  BEFORE TAX  BEFORE TAX  BEFORE TAX  BEFORE TAX  BEFORE TAX  BEFORE TAX
10     $10,000.00  $10,000.00  $12,875.97  $13,073.56  $16,476.07  $17,417.12
20     $10,000.00  $10,000.00  $16,579.07  $17,623.19  $27,146.07  $33,430.13
30     $10,000.00  $10,000.00  $21,347.17  $24,357.74  $44,726.05  $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

PACIFIC SELECT DISTRIBUTORS, INC. ("PSD")

Pacific Select Distributors, Inc., a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. Because this Contract was not offered until 2001, PSD was not paid any underwriting commissions with regard to this Contract in 1999.

                     THE CONTRACTS AND THE SEPARATE ACCOUNT

CALCULATING SUBACCOUNT UNIT VALUES

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                       Y X Z

  where  (Y)  =    the Unit Value for that Subaccount as of the end of the
                   preceding Business Day; and

         (Z)  =    the Net Investment Factor for that Subaccount for the period
                   (a "valuation period") between that Business Day and the
                   immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                              (A DIVIDED BY B) - C

  where  (A)  =    the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c
            where  (a)  =    the net asset value per share of the corresponding
                             Portfolio shares held by that Subaccount as of the
                             end of that valuation period;
                   (b)  =    the per share amount of any dividend or capital gain
                             distributions made by the Fund for that Portfolio
                             during that valuation period; and
                   (c)  =    any per share charge (a negative number) or credit
                             (a positive number) for any income taxes and/or any
                             other taxes or other amounts set aside during that
                             valuation period as a reserve for any income and/or
                             any other taxes which we determine to have resulted
                             from the operations of the Subaccount or Contract,
                             and/or any taxes attributable, directly or
                             indirectly, to Purchase Payments;
         (B)  =    the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and
                   a factor that assesses against the Subaccount net assets for
         (C)  =    each calendar day in the valuation period the basic Risk
                   Charge plus any applicable increase in the Risk Charge and the
                   Administrative Fee (see CHARGES, FEES AND DEDUCTIONS in the
                   Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

VARIABLE ANNUITY PAYMENT AMOUNTS

The following steps show how we determine the amount of each variable annuity payment under your Contract.

FIRST: PAY APPLICABLE PREMIUM TAXES

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fee, withdrawal charge, and less any charges for premium taxes without converting this amount into annuity payments.

SECOND: THE FIRST VARIABLE PAYMENT

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option

Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% rate of return, as described in more detail below.

    EXAMPLE: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

THIRD: SUBACCOUNT ANNUITY UNITS

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

FOURTH: THE SUBSEQUENT VARIABLE PAYMENTS

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.40% and the Administrative Fee at an annual rate of 0.25%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for an Optional Death Benefit Rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

UNDERSTANDING THE "ASSUMED INVESTMENT RETURN" FACTOR

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% (or such other rate of return you may elect) each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

    EXAMPLE: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.40% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, BUT THE SUBACCOUNT ANNUITY UNIT VALUE WOULD NOT INCREASE (OR DECREASE) AT ALL. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
    1.05 = 1; 1 - 1 = 0; 0 X 100% = 0%.
     ----
     1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

    EXAMPLE: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.40% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, BUT THE SUBACCOUNT ANNUITY UNIT VALUE WOULD DECREASE AT A RATE OF 2.29% PER YEAR. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
    1.026 = 0.9771; 0.9771 - 1 = -0.0229; -0.0229 X 100% = -2.29%.
    ----
    1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

CORRESPONDING DATES

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

    EXAMPLE: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

    EXAMPLE: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

AGE AND SEX OF ANNUITANT

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant's correct Age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct Age and/or sex.

SYSTEMATIC TRANSFER PROGRAMS

The Fixed Account is not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time.

DOLLAR COST AVERAGING

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money FROM (your "source account"). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of
(i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) your Annuity Date. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

PORTFOLIO REBALANCING

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

EARNINGS SWEEP

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

PRE-AUTHORIZED WITHDRAWALS

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

DEATH BENEFIT

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date.

1035 EXCHANGES

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

SAFEKEEPING OF ASSETS

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

                              FINANCIAL STATEMENTS

The statement of net assets of Separate Account A as of December 31, 1999 and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended are incorporated by reference in this Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 1999. Pacific Life's consolidated financial statements as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 are set forth beginning on the next page. These financial statement should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

The information in Separate Account A's Annual Report relates to variable annuity contracts other than the Contract that we have issued and that are funded by Separate Account A.

                              INDEPENDENT AUDITORS

The consolidated financial statements of Pacific Life as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

INDEPENDENT AUDITORS' REPORT
-----------------------------------

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1999 and 1998, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 22, 2000

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                              December 31,
                                            1999       1998
--------------------------------------------------------------
                                             (IN MILLIONS)
ASSETS
Investments:
    Securities available for sale at
     estimated fair value:
        Fixed maturity securities         $14,814.0  $13,804.7
        Equity securities                     295.2      547.5
    Trading securities at estimated fair
      value                                    99.9       97.0
    Mortgage loans                          2,920.2    2,788.7
    Real estate                               236.0      172.7
    Policy loans                            4,258.5    4,003.2
    Other investments                         882.7      951.7
--------------------------------------------------------------
TOTAL INVESTMENTS                          23,506.5   22,365.5
Cash and cash equivalents                     439.4      154.1
Deferred policy acquisition costs           1,446.1      899.8
Accrued investment income                     287.2      259.3
Other assets                                  830.7      361.2
Separate account assets                    23,613.1   15,844.0
--------------------------------------------------------------
TOTAL ASSETS                              $50,123.0  $39,883.9
==============================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
    Universal life and investment-type
      products                            $19,045.5  $17,973.0
    Future policy benefits                  4,386.0    2,480.5
    Short-term and long-term debt             224.4      445.1
    Other liabilities                         939.2      813.3
    Separate account liabilities           23,613.1   15,844.0
--------------------------------------------------------------
TOTAL LIABILITIES                          48,208.2   37,555.9
--------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
    Common stock - $50 par value;
      600,000 shares authorized, issued
      and outstanding                          30.0       30.0
    Paid-in capital                           139.9      126.2
    Unearned ESOP shares                      (11.6)
    Retained earnings                       2,034.5    1,663.5
    Accumulated other comprehensive
      income (loss) -
      Unrealized gain (loss) on
      securities available for sale, net     (278.0)     508.3
--------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                  1,914.8    2,328.0
--------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S
  EQUITY                                  $50,123.0  $39,883.9
==============================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                       Years Ended December 31,
                                       1999      1998      1997
-----------------------------------------------------------------
                                            (IN MILLIONS)
REVENUES
Universal life and investment-type
  product policy fees                $  653.8  $  525.3  $  431.2
Insurance premiums                      483.9     537.1     526.4
Net investment income                 1,473.3   1,413.6   1,325.4
Net realized investment gains           101.5      39.4      85.4
Commission revenue                      234.3     220.1     146.6
Other income                            144.7     112.5      97.9
-----------------------------------------------------------------
TOTAL REVENUES                        3,091.5   2,848.0   2,612.9
-----------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life
  and investment-type products          904.4     880.8     797.8
Policy benefits paid or provided        734.4     757.0     712.6
Commission expenses                     484.6     387.2     305.1
Operating expenses                      453.4     468.0     507.9
-----------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES           2,576.8   2,493.0   2,323.4
-----------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME
  TAXES                                 514.7     355.0     289.5
Provision for income taxes              143.7     113.5     113.5
-----------------------------------------------------------------

NET INCOME                           $  371.0  $  241.5  $  176.0
=================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                           Accumulated
                             Common Stock             Unearned                Other
                           ----------------  Paid-in    ESOP    Retained  Comprehensive
                           Shares   Amount   Capital   Shares   Earnings  Income (Loss)    Total
---------------------------------------------------------------------------------------------------
                                                        (IN MILLIONS)
BALANCES,
  JANUARY 1, 1997                                               $1,318.0     $ 379.2      $1,697.2
Comprehensive income:
    Net income                                                    176.0                      176.0
    Change in unrealized
      gain on securities
      available for sale,
      net                                                                      196.0         196.0
                                                                                          --------
Total comprehensive
  income                                                                                     372.0
Issuance of partnership
  units by affiliate                          $85.1                                           85.1
Initial member
  capitalization of
  Pacific Mutual Holding
  Company                                                          (2.0)                      (2.0)
Issuance of common stock      0.6    $30.0     35.0               (65.0)
Dividend paid to Pacific
  LifeCorp                                                         (5.0)                      (5.0)
---------------------------------------------------------------------------------------------------
BALANCES,
  DECEMBER 31, 1997           0.6     30.0    120.1             1,422.0        575.2       2,147.3
Comprehensive income:
    Net income                                                    241.5                      241.5
    Change in unrealized
      gain on securities
      available for sale,
      net                                                                      (66.9)        (66.9)
                                                                                          --------
Total comprehensive
  income                                                                                     174.6
Issuance of partnership
  units by affiliate                            6.1                                            6.1
---------------------------------------------------------------------------------------------------
BALANCES,
  DECEMBER 31, 1998           0.6     30.0    126.2             1,663.5        508.3       2,328.0
Comprehensive loss:
    Net income                                                    371.0                      371.0
    Change in unrealized
      gain on securities
      available for sale,
      net                                                                     (786.3)       (786.3)
                                                                                          --------
Total comprehensive loss                                                                    (415.3)
Issuance of partnership
  units by affiliate                           10.6                                           10.6
Capital contribution                            3.1                                            3.1
Purchase of ESOP note                                  $(13.1)                               (13.1)
Allocation of unearned
  ESOP shares                                             1.5                                  1.5
---------------------------------------------------------------------------------------------------
BALANCES,
  DECEMBER 31, 1999           0.6    $30.0   $139.9    $(11.6)  $2,034.5     $(278.0)     $1,914.8
===================================================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                        Years Ended December 31,
                                       1999       1998       1997
--------------------------------------------------------------------
                                              (IN MILLIONS)
CASH FLOWS FROM OPERATING
  ACTIVITIES
Net income                           $   371.0  $   241.5  $   176.0
Adjustments to reconcile net income
  to net cash provided by operating
  activities:
    Amortization on fixed maturity
      securities                         (77.8)     (39.4)     (26.6)
    Depreciation and other
      amortization                        20.5       26.0       38.3
    Earnings of equity method
      investees                          (92.9)     (99.0)     (78.1)
    Deferred income taxes                 (8.5)     (20.6)     (14.4)
    Net realized investment gains       (101.5)     (39.4)     (85.4)
    Net change in deferred policy
      acquisition costs                 (546.3)    (171.9)    (196.4)
    Interest credited to universal
      life and investment-type
      products                           904.4      880.8      797.8
    Change in trading securities          (2.9)     (14.3)     (18.3)
    Change in accrued investment
      income                             (27.9)       3.1      (59.9)
    Change in future policy
      benefits                            58.1       (9.7)     (16.3)
    Change in other assets and
      liabilities                        207.1      102.2      574.9
--------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING
  ACTIVITIES                             703.3      859.3    1,091.6
--------------------------------------------------------------------

CASH FLOWS FROM INVESTING
  ACTIVITIES
Securities available for sale:
    Purchases                         (4,173.4)  (4,330.5)  (6,272.3)
    Sales                              2,333.8    2,209.3    2,224.1
    Maturities and repayments          1,400.3    2,221.8    2,394.6
Repayments of mortgage loans             681.0      334.9      179.3
Proceeds from sales of mortgage
  loans and real estate                   24.4       43.3      104.4
Purchases of mortgage loans and
  real estate                           (886.3)  (1,246.3)    (643.7)
Distributions from partnerships          138.2      119.5       91.6
Change in policy loans                  (255.3)    (129.7)    (301.4)
Cash received from acquisitions of
  insurance blocks of business           164.9               1,215.9
Other investing activity, net            255.6     (466.6)     (70.8)
--------------------------------------------------------------------
NET CASH USED IN INVESTING
  ACTIVITIES                            (316.8)  (1,244.3)  (1,078.3)
--------------------------------------------------------------------
(CONTINUED)

SEE NOTES TO CONSOLIDATED FINANCIAL
  STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                        Years Ended December 31,
(CONTINUED)                            1999       1998       1997
--------------------------------------------------------------------
                                              (IN MILLIONS)
CASH FLOWS FROM FINANCING
  ACTIVITIES
Policyholder account balances:
    Deposits                         $ 4,453.4  $ 4,007.0  $ 2,679.8
    Withdrawals                       (4,322.3)  (3,770.7)  (2,667.3)
Net change in short-term and
  long-term debt                        (220.7)     191.5      (16.5)
Purchase of ESOP note                    (13.1)
Allocation of unearned ESOP shares         1.5
Initial capitalization of Pacific
  Mutual Holding Company                                        (2.0)
Dividend paid to Pacific LifeCorp                               (5.0)
--------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN)
  FINANCING ACTIVITIES                  (101.2)     427.8      (11.0)
--------------------------------------------------------------------

Net change in cash and cash
  equivalents                            285.3       42.8        2.3
Cash and cash equivalents,
  beginning of year                      154.1      111.3      109.0
--------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF
  YEAR                               $   439.4  $   154.1  $   111.3
====================================================================
SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisitions of an annuity and an insurance block of business in 1999 and 1997, respectively, as discussed in
  Note 4, the following assets and liabilities were assumed:

                Fixed maturity
                  securities         $ 1,592.7
                Cash and cash
                  equivalents            164.9             $ 1,215.9
                Policy loans                                   440.3
                Other assets             100.4                  43.4
                                     ---------             ---------
                    Total assets
                      assumed        $ 1,858.0             $ 1,699.6
                                     ---------             ---------

                Policyholder
                  account values                           $ 1,693.8
                Annuity reserves     $ 1,847.4
                Other liabilities         10.6                   5.8
                                     ---------             ---------
                    Total
                      liabilities
                      assumed        $ 1,858.0             $ 1,699.6
                                     ---------             ---------
====================================================================
SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1,
  $65 million of retained earnings was allocated for the issuance of
  600,000 shares of common stock with a par value
  totaling$30 million and $35 million to paid-in capital.
====================================================================
SUPPLEMENTAL DISCLOSURE OF CASH
  FLOW INFORMATION
Income taxes paid                        $83.0     $127.9     $153.0
Interest paid                            $23.3     $ 24.0     $ 26.1
====================================================================

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     DESCRIPTION OF BUSINESS

     Pacific Life Insurance Company ("Pacific Life") was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company ("PMHC"), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the "Conversion"). As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

     Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

     BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

     The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

     NEW ACCOUNTING PRONOUNCEMENTS

     On January 1, 1999, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. Adoption of this accounting standard did not have a material impact on the Company's consolidated financial statements.

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133, as amended by SFAS
     No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," is effective for fiscal years beginning after June 15, 2000. SFAS No. 133 requires, among other things, that all derivatives be recognized in the consolidated statements of financial condition as either assets or liabilities and measured at estimated fair value. The corresponding derivative gains and losses should be reported based upon the hedge relationship, if such a relationship exists. Changes in the estimated fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS No. 133 are required to be reported in income. The Company is required to adopt SFAS No. 133 as of January 1, 2001. The Company is in the process of quantifying the impact of SFAS No. 133 on its consolidated financial statements.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     During 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk." SOP 98-7 provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The Company currently plans to adopt SOP 98-7 on January 1, 2000. Adoption of this accounting standard is not expected to have a material impact on the Company's consolidated financial statements.

     INVESTMENTS

     Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Trading securities are reported at estimated fair value with unrealized gains and losses included in net realized investment gains on the accompanying consolidated statements of operations.

     For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

     Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gains on the accompanying consolidated statements of operations.

     Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or liabilities. Unrealized gains and losses of other derivatives are included in net realized investment gains on the accompanying consolidated statements of operations.

     Mortgage loans, net of valuation allowances, and policy loans are stated at unpaid principal balances.

     Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

     Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments on the accompanying consolidated statements of financial condition.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The Company, through its wholly owned subsidiary Pacific Asset Management LLC ("PAM"), has an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. ("PIMCO Advisors") as of December 31, 1999 and 1998. In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. During 1999 and 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the years ended December 31, 1999 and 1998, there was a direct increase to the Company's stockholder's equity of $10.6 million and $6.1 million, respectively. During 1998, the Company also acquired the beneficial ownership of additional partnership units. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements.

     On October 31, 1999, PAM entered into an Implementation and Merger Agreement with Allianz of America, Inc. ("Allianz") and a number of other parties in which Allianz will purchase 70% of the outstanding partnership units of PIMCO Advisors. PAM is exchanging its interest in PIMCO Advisors for a beneficial economic interest in a new class of PIMCO Advisors partnership units with a cash distribution comprised of a fixed and variable return. This transaction is anticipated to close during the first half of 2000, subject to certain closing conditions and approvals.

     In connection with this transaction, PAM has entered into a Continuing Investment Agreement with Allianz with respect to its investment in PIMCO Advisors. The investment in PIMCO Advisors held by PAM will be subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the investment in PIMCO Advisors held by PAM. The put option price would be the distributions per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its investment in PIMCO Advisors to Allianz. The call option price would be the distributions per unit, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.0 if the call per unit value is at least $50.

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1999, 1998 and 1997, amortization of deferred policy acquisition costs included in commission expenses amounted to $131.7 million, $73.0 million and $50.2 million, respectively, and included in operating expenses amounted to $55.4 million, $33.5 million and $29.4 million, respectively, on the accompanying consolidated statements of operations.

     UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

     Universal life and investment-type products, including guaranteed investment contracts and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4% to 8.4% during 1999, 1998 and 1997.

     FUTURE POLICY BENEFITS

     Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1999, 1998 and 1997. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.

     Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1999 and 1998, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

     REVENUES AND EXPENSES

     Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

     Generally, receipts for universal life, annuities and other investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

     Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DEPRECIATION AND AMORTIZATION

     Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of certain other assets is included in operating expenses on the accompanying consolidated statements of operations.

     INCOME TAXES

     Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

     SEPARATE ACCOUNTS

     Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

     ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

     The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

     RISKS AND UNCERTAINTIES

     The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

     Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

     The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

     The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products, and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RECLASSIFICATIONS

     Certain prior year amounts have been reclassified to conform to the 1999 financial statement presentation.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.    STATUTORY RESULTS

     The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                      December 31,
                                                     1999      1998
                                                   ------------------
                                                     (IN MILLIONS)
         Statutory capital and surplus             $1,219.1  $1,157.4
             Deferred policy acquisition costs      1,398.6     944.5
             Deferred income taxes                    304.5     307.1
             Asset valuation reserve                  232.1     298.7
             Non admitted assets                       83.3      40.4
             Subsidiary equity                         25.2      26.5
             Surplus notes                           (149.6)   (149.6)
             Unrealized gain (loss) on securities
               available for sale, net               (278.0)    508.3
             Insurance and annuity reserves          (845.2)   (654.4)
             Other                                    (75.2)   (150.9)
                                                   ------------------
         Stockholder's equity as reported herein   $1,914.8  $2,328.0
                                                   ==================

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Statutory net income                 $ 168.4  $ 187.6  $ 121.5
             Deferred policy acquisition
               costs                            379.2    177.3    160.4
             Deferred income taxes               (2.7)    17.9     41.2
             Earnings of subsidiaries           (27.5)   (32.8)   (40.6)
             Insurance and annuity reserves    (184.3)  (145.1)  (107.0)
             Other                               37.9     36.6      0.5
                                              -------------------------
         Net income as reported herein        $ 371.0  $ 241.5  $ 176.0
                                              =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.    STATUTORY RESULTS (CONTINUED)

     RISK-BASED CAPITAL

     Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1999 and 1998, Pacific Life and Pacific Life & Annuity Company, formerly PM Group Life Insurance Company, a wholly owned Arizona domiciled life insurance subsidiary of Pacific Life, exceeded the minimum risk-based capital requirements.

     CODIFICATION

     In 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

     DIVIDEND RESTRICTIONS

     Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1999 statutory results, Pacific Life could pay $174.0 million in dividends in 2000 without prior approval. No dividends were paid during 1999 and 1998.

     The maximum amount of ordinary dividends that can be paid by PL&A without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 1999 and 1998.

     PERMITTED PRACTICE

     Net cash distributions received on PAM's investment in PIMCO Advisors are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

3.    CLOSED BLOCK

     In connection with the Conversion, an arrangement known as a closed block (the "Closed Block") was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.    CLOSED BLOCK (CONTINUED)

     Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $293.5 million and $311.6 million as of December 31, 1999 and 1998, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits amounted to $341.8 million and $352.8 million as of December 31, 1999 and 1998, respectively. The contribution to income from the Closed Block amounted to $3.8 million, $5.1 million and $5.7 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 1999, 1998 and 1997, respectively.

4.    ACQUISITIONS

     Effective July 15, 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation ("Confederation Life"). This block of business consists of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

     The remaining cost of acquiring this annuity business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $74.5 million as of December 31, 1999, and is included in deferred policy acquisition costs on the accompanying consolidated statement of financial condition. Amortization of this asset for the year ended December 31, 1999 amounted to $0.4 million, and is included in commission expense on the accompanying consolidated statement of operations.

     On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life, which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of $1.7 billion. The assets received as part of this acquisition amounted to $1.2 billion in cash and $0.4 billion in policy loans. This block is primarily non leveraged COLI.

     The remaining cost of acquiring this COLI business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $27.9 million and $36.5 million as of December 31, 1999 and 1998, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1999, 1998 and 1997 amounted to $8.6 million, $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.

     During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC, which owns 100% of a real estate investment property in Arizona.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.    INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

     The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                    Gross Unrealized
                                         Amortized  ----------------  Estimated
                                           Cost      Gains   Losses   Fair Value
                                         ---------------------------------------
                                                      (IN MILLIONS)
         As of December 31, 1999:
         ------------------------------
         U.S. Treasury securities and
           obligations of
           U.S. government authorities
           and agencies                  $  107.7   $  9.3   $  1.0   $   116.0
         Obligations of states,
           political subdivisions           642.0     13.0     27.7       627.3
         Foreign governments                285.0     10.5      6.7       288.8
         Corporate securities             8,725.0    220.3    387.4     8,557.9
         Mortgage-backed and
           asset-backed securities        5,323.8     33.7    251.1     5,106.4
         Redeemable preferred stock         108.5     14.2      5.1       117.6
                                         ---------------------------------------
         Total fixed maturity
           securities                    $15,192.0  $301.0   $679.0   $14,814.0
                                         =======================================
         Total equity securities         $  269.3   $ 57.0   $ 31.1   $   295.2
                                         =======================================
         As of December 31, 1998:
         ------------------------------
         U.S. Treasury securities and
           obligations of
           U.S. government authorities
           and agencies                  $   95.6   $ 25.1            $   120.7
         Obligations of states,
           political subdivisions           481.9     91.3   $ 11.8       561.4
         Foreign governments                253.1     28.3      4.3       277.1
         Corporate securities             7,888.7    446.3    124.5     8,210.5
         Mortgage-backed and
           asset-backed securities        4,434.7    143.1     53.0     4,524.8
         Redeemable preferred stock         104.0     11.3      5.1       110.2
                                         ---------------------------------------
         Total fixed maturity
           securities                    $13,258.0  $745.4   $198.7   $13,804.7
                                         =======================================
         Total equity securities         $  364.4   $202.6   $ 19.5   $   547.5
                                         =======================================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.    INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

     The amortized cost and estimated fair value of fixed maturity securities available for sale as of December 31, 1999, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   Amortized   Estimated
                                                      Cost     Fair Value
                                                   ----------------------
                                                       (IN MILLIONS)
         Due in one year or less                   $   566.5   $   572.6
         Due after one year through five years       3,324.0     3,366.5
         Due after five years through ten years      2,995.9     2,921.4
         Due after ten years                         2,981.8     2,847.1
                                                   ----------------------
                                                     9,868.2     9,707.6
         Mortgage-backed and asset-backed
           securities                                5,323.8     5,106.4
                                                   ----------------------
         Total                                     $15,192.0   $14,814.0
                                                   ======================

     Major categories of investment income are summarized as follows:

                                                Years Ended December 31,
                                                1999      1998      1997
                                              ----------------------------
                                                     (IN MILLIONS)
         Fixed maturity securities            $1,030.3  $  929.7  $  940.2
         Equity securities                        14.6      13.5      10.2
         Mortgage loans                          205.6     174.6     129.5
         Real estate                              46.5      38.1      53.6
         Policy loans                            158.6     161.5     144.3
         Other                                   131.7     203.2     156.2
                                              ----------------------------
           Gross investment income             1,587.3   1,520.6   1,434.0
         Investment expense                      114.0     107.0     108.6
                                              ----------------------------
           Net investment income              $1,473.3  $1,413.6  $1,325.4
                                              ============================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.    INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

     Net realized investment gain, including changes in valuation allowances, are as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Fixed maturity securities available
           for sale:
             Gross gain                       $ 89.3   $ 92.7   $ 56.3
             Gross loss                        (72.9)   (84.8)   (31.1)
         Equity securites available for
           sale:
             Gross gain                        109.0     40.9     36.1
             Gross loss                        (52.0)    (6.8)    (6.2)
         Mortgage loans on real estate          10.1    (10.7)    (4.6)
         Real estate                            18.0      1.2     16.9
         Other investments                                6.9     18.0
                                              -------------------------
         Total                                $101.5   $ 39.4   $ 85.4
                                              =========================

     The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                                     December 31,
                                                1999      1998     1997
                                              --------------------------
                                                    (IN MILLIONS)
         Available for sale securities:
             Fixed maturity                   $  (924.7) $(229.5) $223.5
             Equity                              (157.2)    63.1    85.7
                                              --------------------------
         Total                                $(1,081.9) $(166.4) $309.2
                                              ==========================

         Trading securities                   $     0.4  $  (2.5) $ (1.1)
                                              ==========================

     As of December 31, 1999 and 1998, investments in fixed maturity securities with a carrying value of $12.6 million and $13.0 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. One diversified financial security, rated AA, exceeds 10% of total stockholder's equity as of December 31, 1999.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.    FINANCIAL INSTRUMENTS

     The estimated fair values of the Company's financial instruments are as follows:

                                           December 31, 1999      December 31, 1998
                                         ---------------------  ---------------------
                                         Carrying   Estimated   Carrying   Estimated
                                          Amount    Fair Value   Amount    Fair Value
                                         --------------------------------------------
                                                        (IN MILLIONS)
         Assets:
             Fixed maturity and equity
               securities (Note 5)       $15,109.2  $15,109.2   $14,352.2  $14,352.2
             Trading securities               99.9       99.9        97.0       97.0
             Mortgage loans                2,920.2    2,983.8     2,788.7    2,911.2
             Policy loans                  4,258.5    4,258.5     4,003.2    4,003.2
             Cash and cash equivalents       439.4      439.4       154.1      154.1
             Derivative instruments           43.5       43.5       176.1      176.1
         Liabilities:
             Guaranteed interest
               contracts                   6,365.0    6,296.3     5,665.3    5,751.0
             Deposit liabilities             544.9      533.7       599.9      626.7
             Annuity liabilities           1,323.3    1,304.8     1,448.0    1,430.1
             Short-term debt                  60.0       60.0       295.5      295.5
             Long-term debt                  164.4      164.3       149.6      176.0
             Derivative instruments          229.5      229.5        36.0       36.0

     The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1999 and 1998:

     TRADING SECURITIES

     The estimated fair value of trading securities is based on quoted market prices.

     MORTGAGE LOANS

     The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

     POLICY LOANS

     The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

     CASH AND CASH EQUIVALENTS

     The carrying values approximate fair values due to the short-term maturities of these instruments.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.    FINANCIAL INSTRUMENTS (CONTINUED)

     GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

     The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

     ANNUITY LIABILITIES

     The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

     SHORT-TERM DEBT

     The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

     LONG-TERM DEBT

     The estimated fair value of surplus notes is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest on the debt is approximately the same as current market rates.

     FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

     Pacific Life has issued certain contracts to 401(k) plans totaling $1.7 billion as of December 31, 1999, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.    DERIVATIVE INSTRUMENTS

     Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used as leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

     Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized on the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off balance sheet counterparty risk.

     Outstanding derivatives with off balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values as of December 31, 1999 and 1998 are as follows:

                                                                   Assets (Liabilities)
                                                        ------------------------------------------
                                       Notional or      Carrying  Estimated   Carrying  Estimated
                                     Contract Amounts    Value    Fair Value   Value    Fair Value
                                      1999      1998      1999       1999       1998       1998
                                    --------------------------------------------------------------
                                                            (IN MILLIONS)
         Interest rate floors,
           caps, options and
           swaptions                $1,003.0  $2,653.0  $   5.0    $   5.0     $ 67.9     $ 67.9
         Interest rate swap
           contracts                 2,867.5   2,608.6     38.5       38.5      (23.3)     (23.3)
         Asset swap contracts           58.1      63.2     (3.6)      (3.6)      (3.6)      (3.6)
         Credit default and total
           return swaps              2,061.9     649.6    (43.1)     (43.1)      (9.1)      (9.1)
         Financial futures
           contracts                   676.8     608.9
         Foreign currency
           derivatives               1,685.1   1,131.2   (182.8)    (182.8)     108.2      108.2
                                    --------------------------------------------------------------
         Total derivatives          $8,352.4  $7,714.5  $(186.0)   $(186.0)    $140.1     $140.1
                                    ==============================================================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.    DERIVATIVE INSTRUMENTS (CONTINUED)

     A reconciliation of the notional or contract amounts and discussion of the various derivative instruments are as follows:

                                            Balance                    Terminations
                                           Beginning                       and        Balance
                                            of Year      Acquisitions   Maturities      End
                                                                                      of Year
                                         -----------------------------------------------------
                                                             (IN MILLIONS)
         December 31, 1999:
         ------------------------------
             Interest rate floors,
               caps, options and
               swaptions                    $2,653.0       $  670.9      $2,320.9    $1,003.0
             Interest rate swap
               contracts                     2,608.6        1,226.2         967.3     2,867.5
             Asset swap contracts               63.2            7.8          12.9        58.1
             Credit default and total
               return swaps                    649.6        1,617.3         205.0     2,061.9
             Financial futures
               contracts                       608.9        5,586.8       5,518.9       676.8
             Foreign currency
               derivatives                   1,131.2          874.0         320.1     1,685.1

         December 31, 1998:
         ------------------------------
             Interest rate floors,
               caps, options and
               swaptions                     2,730.0          160.6         237.6     2,653.0
             Interest rate swap
               contracts                     2,026.1          960.8         378.3     2,608.6
             Asset swap contracts               67.4           30.3          34.5        63.2
             Credit default and total
               return swaps                    288.5          771.5         410.4       649.6
             Financial futures
               contracts                       214.1        4,108.4       3,713.6       608.9
             Foreign currency
               derivatives                     207.0          959.4          35.2     1,131.2

     Interest Rate Floors, Caps, Options and Swaptions

     The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities on the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income on the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 2000 through 2017.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.    DERIVATIVE INSTRUMENTS (CONTINUED)

     Interest Rate Swap Contracts

     The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 2000 through 2021.

     Asset Swap Contracts

     The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.

     Credit Default and Total Return Swaps

     The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 2000 through 2028.

     Financial Futures Contracts

     The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

     Foreign Currency Derivatives

     The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income on the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 2000 through 2013.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.    UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

     The detail of universal life and investment-type product liabilities is as follows:

                                                       December 31,
                                                     1999       1998
                                                   --------------------
                                                      (IN MILLIONS)
         Universal life                            $10,807.7  $10,218.0
         Investment-type products                    8,237.8    7,755.0
                                                   --------------------
                                                   $19,045.5  $17,973.0
                                                   ====================

     The detail of universal life and investment-type product policy fees and interest credited net of reinsurance ceded is as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Policy fees:
             Universal life                   $509.2   $439.9   $377.5
             Investment-type products          144.6     85.4     53.7
                                              -------------------------
         Total policy fees                    $653.8   $525.3   $431.2
                                              =========================

         Interest credited:
             Universal life                   $443.9   $440.8   $368.2
             Investment-type products          460.5    440.0    429.6
                                              -------------------------
         Total interest credited              $904.4   $880.8   $797.8
                                              =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.    LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

     Activity in the liability for unpaid claims and claim adjustment expenses, which is included in future policy benefits on the accompanying consolidated statements of financial condition, is summarized as follows:

                                                    Years Ended
                                                    December 31,
                                                    1999    1998
                                                   --------------
                                                   (IN MILLIONS)
         Balance at January 1                      $137.4  $140.5
             Less reinsurance recoverables            0.1     0.7
                                                   --------------
         Net balance at January 1                   137.3   139.8
                                                   --------------
         Incurred related to:
             Current year                           376.8   412.9
             Prior years                            (33.8)  (18.3)
                                                   --------------
         Total incurred                             343.0   394.6
                                                   --------------
         Paid related to:
             Current year                           286.7   303.5
             Prior years                             77.1    93.6
                                                   --------------
         Total paid                                 363.8   397.1
                                                   --------------
         Net balance at December 31                 116.5   137.3
             Plus reinsurance recoverables            0.1     0.1
                                                   --------------
         Balance at December 31                    $116.6  $137.4
                                                   ==============

     As a result of payment of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $33.8 million and $18.3 million for the years ended December 31, 1999 and 1998, respectively. The reduction is primarily due to lower than anticipated settlement of claims and reduced claim adjustment expenses.

10.   SHORT-TERM AND LONG-TERM DEBT

     Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 1999. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998 bearing an average interest rate of 5.2%. As of December 31, 1999 and 1998, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 1999 and 1998.

     PAM had bank borrowings outstanding of $60 million as of December 31, 1999 and 1998. The interest rate was 6.0%, 5.1% and 6.2% as of December 31, 1999, 1998 and 1997, respectively. Outstanding debt is due and payable in 2000 and subject to renewal. The borrowing limit for PAM as of December 31, 1999 and 1998 was $100 million and $200 million, respectively.

     In connection with Pacific Life's acquisition of Grayhawk Golf Holdings, LLC in 1999, the Company assumed a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 1999 was $14.8 million.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10.   SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

     Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1999, 1998 and 1997 and is included in net investment income on the accompanying consolidated statements of operations.

11.   INCOME TAXES

     The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

     The provision for income taxes is as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Current                              $152.2   $134.1   $127.9
         Deferred                               (8.5)   (20.6)   (14.4)
                                              -------------------------
                                              $143.7   $113.5   $113.5
                                              =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.   INCOME TAXES (CONTINUED)

     The sources of the Company's provision for deferred taxes are as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Policyholder reserves                $ 50.9   $(29.5)  $ 20.1
         Deferred policy acquisition costs      20.0    (12.6)   (18.0)
         Non deductible reserves                 4.0     28.2    (27.6)
         Partnership income                    (25.6)    20.8
         Investment valuation                  (28.0)   (24.5)     3.9
         Duration hedging                      (29.6)    20.8     (2.6)
         Other                                  (0.2)    (2.6)     9.8
                                              -------------------------
         Deferred taxes from operations         (8.5)     0.6    (14.4)
         Release of subsidiary deferred
           taxes                                        (21.2)
                                              -------------------------
         Deferred tax provision               $ (8.5)  $(20.6)  $(14.4)
                                              =========================

     The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes in 1998.

     A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Provision for income taxes at the
           statutory rate                     $180.1   $124.2   $101.3
             Amortization of intangibles on
               equity
               method investments                2.0      4.3      7.6
             Non taxable investment income      (7.3)    (3.6)    (2.6)
             Tax settlement                     (7.5)
             Low income housing tax credits    (19.2)    (3.9)
             Equity tax                                  (5.0)     5.0
             Other                              (4.4)    (2.5)     2.2
                                              -------------------------
         Provision for income taxes           $143.7   $113.5   $113.5
                                              =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.   INCOME TAXES (CONTINUED)

     The net deferred tax asset (liability), included in other assets on the accompanying consolidated statements of financial condition, is comprised of the following tax effected temporary differences:

                                                    December 31,
                                                    1999    1998
                                                   ---------------
                                                    (IN MILLIONS)
         Deferred tax assets
             Policyholder reserves                 $203.4  $ 254.3
             Investment valuation                    72.7     44.7
             Deferred compensation                   35.4     33.7
             Duration hedging                        21.1     (8.5)
             Postretirement benefits                  9.0      8.9
             Dividends                                8.4      7.6
             Partnership income                       4.8    (20.8)
             Non deductible reserves                  1.9      5.9
             Other                                    3.1      5.2
                                                   ---------------
         Total deferred tax assets                  359.8    331.0
         Deferred tax liabilities
             Deferred policy acquisition costs       44.0     24.0
             Depreciation                             2.7      2.4
                                                   ---------------
         Total deferred tax liabilities              46.7     26.4
                                                   ---------------
         Net deferred tax asset from operations     313.1    304.6
         Unrealized (gain) loss on securities       150.8   (272.3)
         Issuance of partnership units by
           affiliate                                (81.1)   (74.9)
                                                   ---------------
         Net deferred tax asset (liability)        $382.8  $ (42.6)
                                                   ===============

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.   COMPREHENSIVE INCOME

     The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder's equity and the note herein. Other comprehensive income is shown net of reclassification adjustments and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:

                                           Years Ended December 31,
                                             1999      1998    1997
                                           -------------------------
                                                 (IN MILLIONS)
      Calculation of Holding Gain (Loss):
      -----------------------------------
          Gross holding gain (loss) on
            securities
            available for sale             $(1,179.7) $(53.8) $359.8
          Deferred policy acquisition
            costs                               43.9    (6.9)   (3.1)
          Tax (expense) benefit                397.7    21.1  (125.1)
                                           -------------------------
          Holding gain (loss) on
            securities available
            for sale, net of tax           $  (738.1) $(39.6) $231.6
                                           =========================
      Calculation of Reclassification
        Adjustment:
      -----------------------------------
          Realized gain on sale of
            securities
            available for sale             $    73.4  $ 42.0  $ 55.1
          Tax expense                          (25.2)  (14.7)  (19.5)
                                           -------------------------
          Reclassification adjustment,
            net of tax                     $    48.2  $ 27.3  $ 35.6
                                           =========================
      Amounts Reported in Other
        Comprehensive Income:
      -----------------------------------
          Holding gain (loss) on
            securities available
            for sale, net of tax           $  (738.1) $(39.6) $231.6
          Less reclassification
            adjustment, net of tax              48.2    27.3    35.6
                                           -------------------------
          Net unrealized gain (loss)
            recognized in other
            comprehensive income (loss)    $  (786.3) $(66.9) $196.0
                                           =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.   REINSURANCE

     The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                 December 31,
                                                 1999    1998
                                                --------------
                                                (IN MILLIONS)
      Reinsured universal life deposits         $(55.3) $(46.0)
      Future policy benefits                     141.8   108.9
      Unpaid claims                                8.5    12.5
      Paid claims                                  6.4    24.3

     As of December 31, 1999, 74% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

     Revenues and benefits are shown net of the following reinsurance transactions:

                                           Years Ended December 31,
                                            1999     1998     1997
                                           -------------------------
                                                 (IN MILLIONS)
      Ceded reinsurance netted against
        insurance premiums                 $ 92.8   $ 82.7   $ 70.7
      Assumed reinsurance included in
        insurance premiums                   13.9     17.2     18.1
      Ceded reinsurance netted against
        policy fees                          52.3     65.0     77.5
      Ceded reinsurance netted against
        net investment income               211.9    203.3    204.9
      Ceded reinsurance netted against
        interest credited                   110.5    162.8    165.8
      Ceded reinsurance netted against
        policy benefits                      88.4    121.3     93.4
      Assumed reinsurance included in
        policy benefits                       8.3     17.7     12.7

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.   SEGMENT INFORMATION

     The Company's six operating segments are Life Insurance, Institutional Products, Annuities, Group Insurance, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

     The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group that has produced over 10% of the segment's in force business. The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.

     The Group Insurance segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,200 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note 1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

     Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

     The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and investment gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.

     Intersegment revenues include commissions paid by the Life Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $100.5 million and $110 million as of December 31, 1999 and 1998, respectively. The related intersegment note receivable is included in Corporate and Other segment assets.

     The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

     Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item disclosed herein is interest credited to universal life and investment-type products.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.   SEGMENT INFORMATION (CONTINUED)

     Financial information for each of the business segments is as follows:

                             LIFE     INSTITUTIONAL                 GROUP    BROKER-   INVESTMENT   CORPORATE
                           INSURANCE     PRODUCTS     ANNUITIES   INSURANCE  DEALERS   MANAGEMENT   AND OTHER    TOTAL
                           ---------------------------------------------------------------------------------------------
                                                                   (IN MILLIONS)
External customers and
  other revenue
    December 31, 1999      $  502.0     $    39.1     $   205.0    $478.4     $253.2     $ 14.9     $   24.1   $ 1,516.7
    December 31, 1998         431.9          43.2         124.0     521.2      236.1       17.0         21.6     1,395.0
    December 31, 1997         395.6          61.4          83.3     480.6      154.0       21.2          6.0     1,202.1
Intersegment revenues
    December 31, 1999                                                          348.5                  (348.5)          -
    December 31, 1998                                                          185.3                  (185.3)          -
    December 31, 1997                                                          143.3                  (143.3)          -
Net investment income
  excluding earnings of
  equity method investees
    December 31, 1999         580.2         645.1          78.3      23.4        0.9        8.3         44.2     1,380.4
    December 31, 1998         586.5         565.5          88.6      23.1        0.9        8.0         42.0     1,314.6
    December 31, 1997         507.2         509.6         149.4      24.9        0.8        6.2         49.2     1,247.3
Earnings of equity method
  investees
    December 31, 1999          (0.7)         (1.2)         (0.1)                          107.9        (13.0)       92.9
    December 31, 1998                         0.1                                         103.1         (4.2)       99.0
    December 31, 1997                         0.2                                          80.7         (2.8)       78.1
Net realized investment
  gains (losses)
    December 31, 1999          12.6          26.8           0.1      (0.6)                  9.9         52.7       101.5
    December 31, 1998           4.1         (13.6)          4.6       1.7                   4.0         38.6        39.4
    December 31, 1997           9.9          12.8           0.6       2.0                  20.8         39.3        85.4
Total revenues
    December 31, 1999       1,094.1         709.8         283.3     501.2      602.6      141.0       (240.5)    3,091.5
    December 31, 1998       1,022.5         595.2         217.2     546.0      422.3      132.1        (87.3)    2,848.0
    December 31, 1997         912.7         584.0         233.3     507.5      298.1      128.9        (51.6)    2,612.9
Income (loss) before
  provision for income
  tax
    December 31, 1999         178.4         111.9          73.2      30.4       11.9       62.6         46.3       514.7
    December 31, 1998         151.1          74.6          34.1      10.3        9.9       60.1         14.9       355.0
    December 31, 1997         132.4          98.3          23.5      28.8        6.4       24.6        (24.5)      289.5
Provision (benefit) for
  income tax
    December 31, 1999          54.4          30.7          24.0      10.1        5.2       11.3          8.0       143.7
    December 31, 1998          52.6          21.2          11.3       2.9        4.5        2.1         18.9       113.5
    December 31, 1997          55.8          33.9           9.4       9.1        2.7       10.1         (7.5)      113.5
Net income (loss)
    December 31, 1999         124.0          81.2          49.2      20.3        6.7       51.3         38.3       371.0
    December 31, 1998          98.5          53.4          22.8       7.4        5.4       58.0         (4.0)      241.5
    December 31, 1997          76.6          64.4          14.1      19.7        3.7       14.5        (17.0)      176.0
Interest credited on
  universal life and
  investment-type
  products
    December 31, 1999         451.4         383.8          65.1                                          4.1       904.4
    December 31, 1998         449.6         354.1          71.0                                          6.1       880.8
    December 31, 1997         378.8         299.8         106.2                                         13.0       797.8
Assets
    As of December 31,
    1999                   16,276.1      17,649.4      14,565.2     341.5       60.9      264.5        965.4    50,123.0
    As of December 31,
    1998                   14,578.2      15,221.0       8,384.2     361.1       55.8      267.3      1,016.3    39,883.9

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.   PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS

     PENSION PLANS

     Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
     21. The full-benefit vesting period for all participants is five years.

     Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

     Components of the net periodic pension benefit are as follows:

                                              Years Ended December 31,
                                               1999     1998     1997
                                              -------------------------
                                                    (IN MILLIONS)
         Service cost - benefits earned
           during the year                    $  4.6   $  4.0   $  3.6
         Interest cost on projected benefit
           obligation                           11.5     10.9     10.4
         Expected return on plan assets        (16.3)   (15.0)   (12.8)
         Amortization of net obligations and
           prior service cost                   (1.4)    (1.4)    (1.4)
                                              -------------------------
         Net periodic pension benefit         $ (1.6)  $ (1.5)  $ (0.2)
                                              =========================

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.   PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

     The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:

                                                    December 31,
                                                    1999    1998
                                                   --------------
                                                   (IN MILLIONS)
         Change in Benefit Obligation:
         ----------------------------------------
         Benefit obligation, beginning of year     $177.8  $157.9
             Service cost                             4.6     4.0
             Interest cost                           11.5    10.9
             Plan expense                            (0.3)   (0.3)
             Actuarial (gain) loss                  (30.7)   11.9
             Benefits paid                           (7.0)   (6.6)
                                                   --------------
         Benefit obligation, end of year           $155.9  $177.8
                                                   ==============
         Change in Plan Assets:
         ----------------------------------------
         Fair value of plan assets, beginning of
           year                                    $195.3  $180.3
             Actual return on plan assets            23.6    21.9
             Plan expense                            (0.3)   (0.3)
             Benefits paid                           (7.0)   (6.6)
                                                   --------------
         Fair value of plan assets, end of year    $211.6  $195.3
                                                   ==============
         Funded Status Reconciliation:
         ----------------------------------------
         Funded status                             $ 55.7  $ 17.5
         Unrecognized transition asset              (47.7)   (3.6)
         Unrecognized prior service cost             (2.4)   (1.0)
         Unrecognized actuarial gain                 (0.8)   (9.7)
                                                   --------------
         Prepaid pension cost                      $  4.8  $  3.2
                                                   ==============

     In determining the actuarial present value of the projected benefit obligation as of December 31, 1999 and 1998, the weighted average discount rate used was 8.0% and 6.5%, respectively, and the rate of increase in future compensation levels was 5.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1999 and 1998.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.   PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

     POSTRETIREMENT BENEFITS

     Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

     The net periodic postretirement benefit cost for the years ended
     December 31, 1999, 1998 and 1997 is $0.5 million, $0.7 million and
     $0.8 million, respectively. As of December 31, 1999 and 1998, the accumulated benefit obligation is $19.7 million and $19.3 million, respectively. The fair value of the plan assets as of December 31, 1999 and 1998 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $24.4 million and $25.3 million as of December 31, 1999 and 1998, respectively.

     The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8.0% for 1999 and 1998 and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7.0% for 1999 and 1998 and is assumed to decrease gradually to 3.0% in 2003 and remain at that level thereafter.

     The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 10.1%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1999 would be decreased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 8.9%.

     The discount rate used in determining the accumulated postretirement benefit obligation is 8.0% and 6.5% for 1999 and 1998, respectively.

     OTHER PLANS

     Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership ("ESOP"). ESOP contributions made by the Company amounted to $5.4 million, $5.2 million and $1.1 million for the years ended
     December 31, 1999, 1998 and 1997, respectively, and are included in operating expenses on the accompanying consolidated statements of operations.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.   PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

     The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock at $12.50 per share to the ESOP ("ESOP Shares") on September 2, 1997, in exchange for a promissory note in the amount of $21.2 million ("ESOP Note"). Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by ESOP contributions from Pacific Life.

     On July 27, 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. This loan is included in unearned ESOP shares on the accompanying consolidated statement of stockholder's equity as of December 31, 1999. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid in capital is increased by this difference and reflected as a capital contribution on the accompanying consolidated statement of stockholder's equity as of December 31, 1999.

     Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

     The Company also has performance-based incentive compensation plans for its employees.

16.   TRANSACTIONS WITH AFFILIATES

     Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $69.7 million, $42.1 million and $27.5 million for the years ended
     December 31, 1999, 1998 and 1997, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $265,000, $232,000 and $165,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

     PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $7.3 million, $16.9 million and $11.4 million for the years ended December 31, 1999, 1998 and 1997, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $3.2 million and $40.3 million as of December 31, 1999 and 1998, respectively.

     Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.0 million, $1.2 million and $1.2 million for the years ended December 31, 1999, 1998 and 1997, respectively.

                PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.   TERMINATION AND NON COMPETITION AGREEMENTS

     The Company has termination and non competition agreements with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other non compete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

     For the years ended December 31, 1999, 1998 and 1997, approximately
     $53.6 million, $49.4 million and $85.8 million, respectively, is included in operating expenses on the accompanying consolidated statements of operations related to the termination and non competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

     In connection with the closing of the PIMCO Advisors transaction (Note 1), the termination and non competition agreements with certain former key employees of PAM's subsidiaries will be assumed by Allianz.

18.   COMMITMENTS AND CONTINGENCIES

     The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (IN MILLIONS):

         Years Ending December 31:
         --------------------------------------------------
             2000                                            $437.0
             2001 through 2004                                210.8
             2005 and thereafter                              144.3
                                                             ------
         Total                                               $792.1
                                                             ======

     The Company leases office facilities under various non cancelable operating leases. Aggregate minimum future commitments as of December 31, 1999 through the term of the leases are approximately $43.3 million.

     Pacific Life has a contingent liability of approximately $23 million related to the posting of an appeal bond in conjunction with one of its investments. An unrelated third party has agreed to reimburse Pacific Life for 50% of any losses incurred under the bond. In addition, Pacific Life has given a commitment for additional capital funding, as may be required, to certain of its subsidiaries.

     Pacific Life was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by Pacific Life on or after January 1, 1982. Pacific Life has settled this litigation pursuant to a final settlement agreement approved by the Court in November 1998. The settlement agreement was implemented during 1999.

     Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.
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                                       51

FORM NO. 1801-1A